                                                       Registration No. 33-71056


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                         Post-Effective Amendment No. 9
                                 VEL II ACCOUNT
               OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)


                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               440 Lincoln Street
                               Worcester MA 01653
                     (Address of Principal Executive Office)


                            Mary Eldridge, Secretary
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)


          It is proposed that this filing will become effective:

          ___immediately upon filing pursuant to paragraph (b)
           X on May 1, 2000 pursuant to paragraph (b)
          ---
          ___60 days after filing pursuant to paragraph (a)(1)
          ___on (date) pursuant to paragraph (a) (1)
          ___this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1999 was filed on or before March 30, 2000.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8b-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8b-2           CAPTION IN PROSPECTUS
-----------           ---------------------
1.....................Cover Page
2.....................Cover Page
3.....................Not Applicable
4 ....................Distribution
5.....................The Company, The VEL II Account
6.....................The VEL II Account
7.....................Not Applicable
8 ....................Not Applicable
9.....................Legal Proceedings
10....................Summary;  Description of the Company,  The VEL II Account and the Underlying Funds;
                      The Policy; Policy Termination and Reinstatement; Other Policy Provisions
11....................Summary;  Allmerica  Investment Trust;  Variable Insurance Products Fund;  Variable
                      Insurance  Products Fund II; T. Rowe Price  International  Series,  Inc.;  Delaware
                      Group Premium Fund, Inc.; Investment Objectives  and Policy
12....................Summary;  Allmerica  Investment Trust;  Variable Insurance Products Fund;  Variable
                      Insurance  Products Fund II; T. Rowe Price  International  Series,  Inc.;  Delaware
                      Group Premium Fund, Inc.
13....................Summary;  Allmerica  Investment Trust;  Variable Insurance Products Fund;  Variable
                      Insurance  Products Fund II; T. Rowe Price  International  Series,  Inc.;  Delaware
                      Group Premium Fund, Inc.;  Investment  Advisory  Services to the Trust;  Investment
                      Advisory  Services  to  Variable  Insurance  Products  Fund;   Investment  Advisory
                      Services to Variable  Insurance  Products Fund II; Investment  Advisory Services to
                      T.  Rowe  Price  International   Series,  Inc.;  Investment  Advisory  Services  to
                      Delaware Group Premium Fund, Inc.; Charges and Deductions
14 ...................Summary; Applying for a Policy
15....................Summary; Applying for a Policy; Premium Payments; Allocation of Net Premiums
16....................The VEL II Account;  Allmerica Investment Trust;  Variable Insurance Products Fund;
                      Variable  Insurance  Products Fund II; T. Rowe Price  International  Series,  Inc.;
                      Delaware Group Premium Fund, Inc.; Premium Payments; Allocation of Net Premiums
17....................Summary;  Policy  Surrender;  Partial  Withdrawal;  Charges and Deductions;  Policy
                      Termination and Reinstatement
18....................The VEL II Account;  Allmerica Investment Trust;  Variable Insurance Products Fund;
                      Variable  Insurance  Products Fund II; T. Rowe Price  International  Series,  Inc.;
                      Delaware Group Premium Fund, Inc.; Premium Payments
19....................Reports; Voting Rights
20....................Not Applicable
21....................Summary; Policy Loans; Other Policy Provisions
22....................Other Policy Provisions


23....................Not Required
24....................Other Policy Provisions
25....................The Company
26....................Not Applicable
27....................The Company
28....................Directors and Principal Officers of the Company
29....................The Company
30....................Not Applicable
31....................Not Applicable
32....................Not Applicable
33....................Not Applicable
34....................Not Applicable
35....................Distribution
36....................Not Applicable
37....................Not Applicable
38....................Summary; Distribution
39....................Summary; Distribution
40....................Not Applicable
41....................The Company, Distribution
42....................Not Applicable
43....................Not Applicable
44....................Premium Payments; Policy Value and Cash Surrender Value
45....................Not Applicable
46....................Policy Value and Cash Surrender Value;  Federal Tax Considerations
47....................The Company
48....................Not Applicable
49....................Not Applicable
50....................The VEL II Account
51....................Cover Page;  Summary;  Charges and Deductions;  The Policy;  Policy Termination and
                      Reinstatement; Other Policy Provisions
52....................Addition, Deletion or Substitution of Investment
53....................Federal Tax Considerations
54....................Not Applicable
55 ...................Not Applicable
56....................Not Applicable
57....................Not Applicable
58....................Not Applicable
59....................Not Applicable

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS
     INDIVIDUAL OR GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                             VARI-EXCEPTIONAL LIFE

This Prospectus provides important information about Vari-Exceptional Life, an individual or group flexible premium variable life insurance policy issued by First Allmerica Financial Life Insurance Company to applicants who are Age 85 (currently 80 in New York) and under. The policies are funded through the VEL II Account, a separate investment account of this Company, and a fixed-interest account that is referred to as the General Account. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.


The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds of Allmerica Investment Trust, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., and Delaware Group Premium Fund:



ALLMERICA INVESTMENT TRUST           FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Select Aggressive Growth Fund        Fidelity VIP Overseas Portfolio
Select Capital Appreciation Fund     Fidelity VIP Equity-Income Portfolio
Select Value Opportunity Fund        Fidelity VIP Growth Portfolio
Select Emerging Markets Fund         Fidelity VIP High Income Portfolio
Select International Equity Fund
Select Growth Fund                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Select Strategic Growth Fund         Fidelity VIP II Asset Manager Portfolio
Core Equity Fund
Equity Index Fund                    T. ROWE PRICE INTERNATIONAL SERIES, INC.
Select Growth and Income Fund        T. Rowe Price International Stock Portfolio
Select Investment Grade Income Fund
Government Bond Fund                 DELAWARE GROUP PREMIUM FUND
Money Market Fund                    DGPF International Equity Series


THE PURPOSE OF THE POLICIES IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND. THE POLICY, TOGETHER WITH ITS ATTACHED APPLICATION, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND THE COMPANY.

THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; FEDERALLY INSURED; ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


CORRESPONDENCE MAY BE MAILED TO:               DATED MAY 1, 2000
ALLMERICA LIFE                                 440 LINCOLN STREET
P.O. BOX 8014                                  WORCESTER, MASSACHUSETTS 01653
BOSTON, MA 02266-8014                          (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................       4
SUMMARY OF FEES AND CHARGES.................................       7
SUMMARY OF POLICY FEATURES..................................      12
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE
 UNDERLYING FUNDS...........................................      20
INVESTMENT OBJECTIVES AND POLICIES..........................      23
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      25
VOTING RIGHTS...............................................      25
THE POLICY..................................................      27
  Applying for the Policy...................................      27
  Free-Look Period..........................................      27
  Conversion Privileges.....................................      28
  Premium Payments..........................................      28
  Incentive Funding Discount................................      29
  Guaranteed Death Benefit Rider............................      30
  Paid-Up Insurance Option..................................      31
  Allocation of Net Premiums................................      31
  Transfer Privilege........................................      32
  Death Proceeds............................................      33
  Sum Insured Options.......................................      33
  Change in Sum Insured Option..............................      36
  Change in the Face Amount.................................      36
  Policy Value and Surrender Value..........................      37
  Death Proceeds Payment Options............................      39
  Optional Insurance Benefits...............................      39
  Policy Surrender..........................................      39
  Partial Withdrawals.......................................      40
CHARGES AND DEDUCTIONS......................................      41
  Tax Expense Charge........................................      41
  Monthly Deduction from the Policy Value...................      41
  Charges Against Assets of the Separate Account............      43
  Surrender Charge..........................................      44
  Possible Surrender Charge on a Face Amount Decrease.......      45
  Charges on Partial Withdrawal.............................      46
  Transfer Charges..........................................      46
  Charge for Increase in the Face Amount....................      47
  Other Administrative Charges..............................      47
POLICY LOANS................................................      47
  Loan Interest.............................................      47
  Repayment of Loans........................................      48
  Effect of Policy Loans....................................      48
  Policies Issued in Connection with TSA Plans..............      48
POLICY TERMINATION AND REINSTATEMENT........................      49
  Termination...............................................      49
  Reinstatement.............................................      50

OTHER POLICY PROVISIONS.....................................      51
  Policyowner...............................................      51
  Beneficiary...............................................      51
  Incontestability..........................................      51
  Suicide...................................................      51
  Age and Sex...............................................      51
  Assignment................................................      51
  Postponement of Payments..................................      52
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      52
DISTRIBUTION................................................      53
REPORTS.....................................................      54
LEGAL PROCEEDINGS...........................................      54
FURTHER INFORMATION.........................................      54
INDEPENDENT ACCOUNTANTS.....................................      54
FEDERAL TAX CONSIDERATIONS..................................      54
  The Company and the Separate Account......................      55
  Taxation of the Policy....................................      55
  Modified Endowment Contracts..............................      56
MORE INFORMATION ABOUT THE GENERAL ACCOUNT..................      57
  General Description.......................................      57
  General Account Values and Policy loans...................      57
  The Policy................................................      58
FINANCIAL STATEMENTS........................................      58
APPENDIX A -- OPTIONAL BENEFITS.............................     A-1
APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS................     B-1
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, POLICY VALUES
 AND ACCUMULATED PREMIUMS...................................     C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES......     D-1
APPENDIX E -- PERFORMANCE INFORMATION.......................     E-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

ACCUMULATION UNIT: a measure of your interest in a Sub-Account.

AGE: the Insured's age as of the nearest birthday measured from a Policy anniversary.

BENEFICIARY: the person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.

COMPANY: First Allmerica Financial Life Insurance Company. "We," "our," "us," and "the Company" refer to First Allmerica Financial Life Insurance Company in this Prospectus.

DATE OF ISSUE: the date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.


DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. If the Rider is in effect, the Death Proceeds will be the greater of (a) the Face Amount as of the Final Premium Payment Date, or (b) the Policy Value as of the date due proof of death for Option 2 and date of death for Option 1 is received by the Company. This Rider may not be available in all states.


DEBT: all unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: an acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: information, including medical information satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: the amount of insurance coverage applied for; the Face Amount of each Policy is set forth in the specifications pages of the Policy.


FINAL PREMIUM PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. The Net Death Benefit may be different before and after the Final Payment Date. See DEATH PROCEEDS.


GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: the annual amount of premium that would be payable through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-smoker (Mortality Table B for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: the minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by age; it is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.


The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE in SUM INSURED OPTIONS -- "GUIDELINE MINIMUM SUM INSURED" under THE POLICY.


INSURANCE AMOUNT AT RISK: the Sum Insured less the Policy Value.

LOAN VALUE: the maximum amount that may be borrowed under the Policy.

MINIMUM MONTHLY FACTOR: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

    - Debt does not exceed Policy Value less surrender charges, then

    - the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

MONTHLY DEDUCTION: charges deducted monthly from the Policy Value prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: the date on which the Monthly Deduction is deducted from the Policy Value.

NET PREMIUM: an amount equal to the premium less a tax expense charge.

POLICY CHANGE: any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: the total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: the risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: the Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account the Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.


SUB-ACCOUNT: a division of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust ("Trust"), a corresponding Portfolio of the Fidelity Variable Insurance Products Fund ("Fidelity VIP") or the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price") or the International Equity Series of the Delaware Group Premium Fund ("DGPF").


SUM INSURED: the amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but always will be at least equal to the Face Amount.

SURRENDER VALUE: the amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.


UNDERLYING FUNDS (FUNDS): the Funds of the Allmerica Investment Trust, the Portfolios of the Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, Inc., and the Series of the Delaware Group Premium Fund, which are available under the Policy.


VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

VEL II ACCOUNT: a "Separate Account" of the Company to which the Policyowner may make Net Premium allocations.

WRITTEN REQUEST: a request in writing, by the Policyowner, satisfactory to the Company.

YOU OR YOUR: the Policyowner, as shown in the application or the latest change filed with the Company.

                          SUMMARY OF FEES AND CHARGES


POLICY FEES AND CHARGES

There are costs related to the insurance and investment features of the Policy. Fees and charges to cover these costs are deducted in several ways.

DEDUCTIONS FROM EACH PREMIUM

A tax expense charge will be deducted from each premium payment to compensate the Company for premium taxes imposed by various states and local jurisdictions and for federal taxes imposed for deferred acquisition cost ("DAC") taxes. The tax expense charge is currently 2 1/4% but may be increased or decreased to reflect changing tax rates. See CHARGES AND DEDUCTIONS -- "Tax Expense Charge."

MONTHLY DEDUCTIONS FROM THE POLICY VALUE

On the Date of Issue and each Monthly Payment Date, certain charges ("Monthly Deductions") will be deducted from the Policy Value. The Monthly Deduction consists of a charge for cost of insurance, a charge for administrative expenses, and a charge for the cost of any additional benefits provided by rider. You may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If you do not, the Company will make a Pro-Rata Allocation of the charge. No Monthly Deductions are made on or after the Final Premium Payment Date. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

The MONTHLY COST OF INSURANCE CHARGE is determined by multiplying the Insurance Amount at Risk for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.

A MONTHLY ADMINISTRATIVE CHARGE of $5 per month is made for administrative expenses. The charge is designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, Policy loans and loan repayments, changes in Sum Insured Option, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyowner inquiries.

As noted above, certain ADDITIONAL INSURANCE RIDER BENEFITS are available under the Policy for an additional monthly charge. See APPENDIX A -- OPTIONAL BENEFITS.

DEDUCTIONS FROM THE SEPARATE ACCOUNT

A daily charge currently equivalent to an effective annual rate of 0.80% of the average daily net asset value of each Sub-Account of the Separate Account is imposed to compensate the Company for its assumption of certain mortality and expense risks and for administrative costs associated with the Separate Amount. The rate is 0.65% for the mortality and expense risk and 0.15% for the Separate Account administrative charge. The administrative charge is eliminated after the tenth Policy year. See CHARGES AND DEDUCTIONS -- "CHARGES AGAINST ASSETS OF THE SEPARATE ACCOUNT."

The Underlying Funds also incur certain expenses which are reflected in the net asset value of the Sub-Accounts. See INVESTMENT OPTIONS -- "Charges of the Underlying Investment Companies," below.

OTHER CHARGES (NON-PERIODIC)

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS

A transaction charge is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The transaction charge is the smaller of 2% of the amount withdrawn, or $25. In addition to the partial withdrawal transaction charge, a partial withdrawal charge also may be made under certain circumstances. See CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." The transaction fee applies to all partial withdrawals including a Withdrawal without a surrender charge.

CHARGE FOR INCREASE IN THE FACE AMOUNT


For each increase in the Face Amount, a charge of $40 will be deducted from the Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase. See THE POLICY -- "Change in the Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Increase in the Face Amount."


TRANSFER CHARGE

The first 12 transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE POLICY -- "Transfer Privilege" and CHARGES AND
DEDUCTIONS -- "Transfer Charges."

SURRENDER CHARGES

At any time that the Policy is in effect, the Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. The surrender charge is imposed only if, during its duration, you request a full surrender or a decrease in the Face Amount.

SURRENDER CHARGE ON THE INITIAL FACE AMOUNT

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a DEFERRED ADMINISTRATIVE CHARGE, and
(b) is a DEFERRED SALES CHARGE.

The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 0.5% or more per month (depending on issue Age) after the 40th Policy month from the Date of Issue or the effective date of an increase in the Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy. The deferred sales charge is equal to 49% of premiums received up to a maximum number of Guideline Annual Premiums that vary by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Ages 80 and above). See THE POLICY -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

If you surrender the Policy during the first two Policy years following the Date of Issue, before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above. The deferred sales charge, however, will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received that are in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge. See THE POLICY -- "Policy Surrender" and CHARGES AND
DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES FOR INCREASES IN THE FACE AMOUNT

A separate surrender charge will apply to, and is calculated for, each increase in the Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is the deferred administrative charge, and
(b) is a deferred sales charge. The deferred administrative charge is equal to $8.50 per thousand dollars of increase. The deferred sales charge is equal to 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums that varies by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Ages 80 and above).

In accordance with state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. This maximum surrender charge remains level for the first 40 Policy months following the increase, and reduces by 0.5% or more per month (depending on Age at increase) thereafter. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The actual surrender charge with respect to the increase may be less than the maximum. See THE POLICY -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES ON DECREASES IN THE FACE AMOUNT

In the event of a decrease in the Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full Policy surrender. See THE POLICY -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge," and APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

OTHER CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges currently are imposed, and any such charge is guaranteed not to exceed $25. See CHARGES AND DEDUCTIONS -- "Other Administrative Charges."

CHARGES OF THE UNDERLYING INVESTMENT COMPANIES


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1999.

                                      MANAGEMENT FEE           OTHER EXPENSES           TOTAL FUND EXPENSES
                                        (AFTER ANY               (AFTER ANY                 (AFTER ANY
UNDERLYING FUND                     VOLUNTARY WAIVERS)   APPLICABLE REIMBURSEMENTS)   WAIVERS/REIMBURSEMENTS)
---------------                     ------------------   --------------------------   -----------------------
Select Aggressive Growth Fund.....        0.81%*                   0.06%                0.87%(1)(2)*
Select Capital Appreciation
 Fund.............................        0.90%*                   0.07%                0.97%(1)*
Select Value Opportunity Fund.....        0.90%                    0.07%                0.97%(1)(2)
Select Emerging Markets Fund......        1.35%                    0.57%                1.92%(1)(2)
Select International Equity
 Fund.............................        0.89%                    0.13%                1.02%(1)(2)
DGPF International Equity
 Series...........................        0.83%(4)                 0.12%                0.95%(4)
Fidelity VIP Overseas Portfolio...        0.73%                    0.18%                0.91%(3)
T. Rowe Price International Stock
 Portfolio........................        1.05%                    0.00%                1.05%
Select Growth Fund................        0.78%                    0.05%                0.83%(1)(2)
Select Strategic Growth Fund......        0.85%                    0.35%                1.20%(1)(2)
Core Equity Fund..................        0.43%                    0.05%                0.48%(1)(2)
Fidelity VIP Growth Portfolio.....        0.58%                    0.08%                0.66%(3)
Equity Index Fund.................        0.28%                    0.07%                0.35%(1)
Select Growth and Income Fund.....        0.67%                    0.07%                0.74%(1)(2)
Fidelity VIP Equity-Income
 Portfolio........................        0.48%                    0.09%                0.57%(3)
Fidelity VIP II Asset Manager
 Portfolio........................        0.53%                    0.10%                0.63%(3)
Fidelity VIP High Income
 Portfolio........................        0.58%                    0.11%                0.69%
Select Investment Grade Income
 Fund.............................        0.43%                    0.07%                0.50%(1)
Government Bond Fund..............        0.50%                    0.12%                0.62%(1)
Money Market Fund.................        0.24%                    0.05%                0.29%(1)


* Effective September 1, 1999, the management fee rates for the Select Aggressive Growth Fund and Select Capital Appreciation Fund were revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1999.


(1) Until further notice, Allmerica Financial Investment Management
Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for Select International Equity Fund, 1.35% for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.20% for Select Growth Fund and Core Equity Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Investment Grade Income Fund, and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1999.


Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.

Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.


The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 1.01% for Select International Equity Fund, 1.88% for Select Emerging Markets, 0.83% for Select Aggressive Growth Fund, 0.88% for Select Value Opportunity Fund, 0.81% for Select Growth Fund, 1.17% for Select Strategic Growth Fund, 0.45% for Core Equity Fund, and 0.73% for Select Growth and Income Fund.

(3) A portion of the brokerage commissions that certain funds paid was used to reduce fund expenses. In addition, through arrangements with certain funds', or Fidelity Management & Research Company on behalf of certain funds', custodian credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. Including these reductions, total operating expenses presented in the table would have been 0.87% for the Fidelity VIP Overseas Portfolio; 0.56% for the Fidelity VIP Equity-Income Portfolio; 0.62% for the Fidelity VIP II Asset Manager Portfolio and 0.65% for the Fidelity VIP Growth Portfolio.



(4) The investment adviser for the DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 2000 through October 31, 2000, Delaware International has agreed voluntarily to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 2000. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitation which took effect on May 1, 2000. The declaration of a voluntary expense limitation does not bind Delaware International to declare future expense limitations with respect to this Series. For the fiscal year ended December 31, 1999, before waiver and/or reimbursement by Delaware International, total fund expenses as a percentage of average daily net assets were 0.97%.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                           SUMMARY OF POLICY FEATURES



This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.


Within limits, you may choose the amount of initial premium desired and the initial Sum Insured. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Policy's Surrender Value, or the Policy may be fully surrendered at any time, subject to certain limitations. Because of the substantial nature of the surrender charge, the Policy is not suitable for short-term investment purposes. A Policyowner contemplating surrender of a Policy should pay special attention to the limitation of deferred sales charges on surrenders in the first two years following issuance or Face Amount increase.

There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value also will be adjusted for other factors, including the amount of charges imposed. A Policy will remain in effect so long as the Policy Value less any surrender charges and less any outstanding Debt is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit Rider is in effect.

If the Policy is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any Debt, partial withdrawals, and any due and unpaid charges. You may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount). The Policyowner has the right to change the Sum Insured Option, subject to certain conditions. A Guideline Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1 or Option 2.

In certain circumstances, the Policy may be considered a "modified endowment contract." Under the Internal Revenue Code (the "Code"), any policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

ABOUT THE POLICY

The Policy allows you to make premium payments in any amount and frequency, subject to certain limitations. As long as the Policy remains in force, it will provide for:

    - life insurance coverage on the named Insured,

    - Policy Value,

    - surrender rights and partial withdrawal rights,

    - loan privileges, and

    - in some cases, additional insurance benefits available by rider for an additional charge.

LIFE INSURANCE

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

CONDITIONAL INSURANCE AGREEMENT

If at the time of application you make a payment equal to at least one Minimum Monthly Factor for the Policy as applied for, the Company will provide conditional insurance equal to the amount of insurance applied for, subject to the terms of the Conditional Insurance Agreement. If you do not wish to make any payment at the time of application, insurance coverage will not be in force until delivery of the Policy and payment of sufficient premium to place the insurance in force.

If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the General Account. If your application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Principal Office. IF THE POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

The Policies may be issued in connection with Internal Revenue Service Code ("Code") Section 403(b) tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under
Section 501(c)(3) of the Code. A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions imposed on assignment, premium payments, withdrawals, and surrender under Code Section 403(b). The Policyowner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Code Section 403(b). See FEDERAL TAX CONSIDERATIONS -- "POLICIES ISSUED IN CONNECTION WITH TSA PLANS" and POLICY LOANS -- "POLICIES ISSUED IN CONNECTION WITH TSA PLANS."

ALLOCATION OF INITIAL PREMIUMS

Net premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the General Account, or to any combination of Accounts. You bear the investment risks of amounts allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE POLICY -- "Allocation of Net Premiums." Premiums allocated to the General Account will earn a fixed rate of interest. Net premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

FREE-LOOK PERIOD -- The Policy provides for an initial Free-Look Period. You may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed,

    - 10 days after you receive the Policy (or, if required by state law, the longer period indicated in the Policy), or

    - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

    - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states or if you purchased the Policy in New York as a replacement, the refund will equal the sum of:

    (1) the difference between the premium, including fees and charges paid, and any amount allocated to the Separate Account, PLUS

    (2) the value of the amounts allocated to the Separate Account, PLUS

    (3) any fees or charges imposed on the amounts allocated to the Separate Account.

The amount refunded in (1) above includes any premiums allocated to the General Account. A free-look privilege also applies after a requested increase in the Face Amount. See THE POLICY -- "Free-Look Period."

CONVERSION PRIVILEGES -- During the first 24 Policy months after the Date of Issue, subject to certain restrictions, you may convert the Policy to a fixed flexible premium adjustable life insurance policy by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Policy months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue Age, Date of Issue, and Premium Class as the original Policy. See THE POLICY -- "Conversion Privileges."

FLEXIBLE PREMIUM

The Policy is a "flexible premium" policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments. You may vary the frequency and amount of future premium payments, subject to certain limits, restrictions and conditions set by Company standards and federal tax laws.

Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause the Policy to lapse. Because of the variable nature of the Policy, making planned premium payments does not guarantee that the Policy will remain in force. Thus, you may, but are not required to, pay additional premiums. However, if the optional Guaranteed Death Benefit Rider is in effect, certain minimum premium payment tests must be met. This Rider may not be available in all states.

The Policy will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you. During the first 48 Policy months after the Date of Issue or the effective date of an increase in the Face Amount, the Policy will not lapse if the total premiums paid less the Debt, partial withdrawals and withdrawal charges are equal to or exceed the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. Even during these periods, however, making payments at least equal to the Minimum Monthly Factor will not prevent the Policy from lapsing if the Debt equals or exceeds the Policy Value less surrender charges.

MINIMUM MONTHLY FACTOR

The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

    - Debt does not exceed Policy Value less surrender charges, then

    - the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

However, if the optional Guaranteed Death Benefit Rider is in effect, the Company (a) guarantees that the Policy will not lapse, regardless of the investment performance of the Variable Account, and (b) provides a guaranteed death benefit. See THE POLICY -- "Guaranteed Death Benefit Rider."

PARTIAL WITHDRAWALS

After the first Policy year, you may make partial withdrawals in a minimum amount of $500 from the Policy Value. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal. A partial withdrawal will not be allowed under Option 1 if it would reduce the Face Amount below $40,000.

A partial withdrawal charge, which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge also may be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE POLICY -- "Partial Withdrawals" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Policy Value. The total amount you may borrow is the Loan Value. Loan Value in the first Policy year is 75% of an amount equal to the Policy Value less surrender charge, Monthly Deductions, and interest on Policy loan to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to the Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-Accounts to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Policy loan may have a permanent impact on the Policy Value even though it eventually is repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Policy loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See POLICY LOANS.

PREFERRED LOAN OPTION

A preferred loan option is available under the Policy. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth policy anniversary the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. See FEDERAL TAX CONSIDERATIONS, "Policy Loans." Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.


POLICIES ISSUED IN CONNECTION WITH TSA PLANS

Loans from Policies issued in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code are subject to additional restrictions. See POLICY LOANS -- "Policies Issued in Connection with TSA Plans."

POLICY LAPSE AND REINSTATEMENT

Except as otherwise provided in the optional Guaranteed Death Benefit Rider, the failure to make premium payments will not cause a Policy to lapse unless:

    (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any; or

    (b) Debt exceeds Policy Value less surrender charges.

A 62-day grace period applies to each situation.

Even if the situation described in (a) above exists, the Policy will not lapse if you meet the so-called "Minimum Monthly Factor" test. The Minimum Monthly Factor test is only used to determine whether the Policy will enter the grace period during the first 48 months or within 48 months following an increase in the Face Amount. Under the Minimum Monthly Factor test, the Company determines two amounts:

    - the sum of the payments your have made, MINUS any Policy loans, withdrawals and withdrawal charges.

    - the amount of the Minimum Monthly Factor (the amount is shown on page 5 of the Policy) MULTIPLIED by the number of months the Policy has been in force or the number of months which have elapsed since the last increase in the Face Amount.

The Company then compares the first amount to the second amount. The Policy will not enter the grace period if the first amount is greater than the second amount. If the Policy lapses, it may be reinstated within three years of the date of default (but not later that the Final Premium Payment Date). In order to reinstate, you must pay the reinstatement premium and provide satisfactory Evidence of Insurability. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement. See POLICY TERMINATION AND REINSTATEMENT.

In addition, if the Guaranteed Death Benefit rider is in effect, the Company guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account. However, the Policy may lapse under certain circumstance. See THE POLICY -- "Guaranteed Death Benefit Rider."

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment under the Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the Separate Account and all accumulations in the General Account credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Account, investment performance of the Sub-Accounts to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Policy Value.

The Surrender Value will be the Policy Value less any Debt and applicable surrender charges. The Surrender Value is relevant, for example, to the continuation of the Policy and in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

DEATH PROCEEDS

The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Policy month in which the Insured dies.

Two Sum Insured Options are available. Under Option 1, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the Insured's Age) of the Policy Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value, unless the optional Guaranteed Death Benefit Rider is in effect. See THE POLICY -- "Death Proceeds" and "Guaranteed Death Benefit Rider."

The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS.

FLEXIBILITY TO ADJUST SUM INSURED

Subject to certain limitations, you may adjust the Sum Insured, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Policy. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See THE POLICY -- "Change in the Face Amount."

The minimum increase in the Face Amount is $10,000, and any increase also may require additional Evidence of Insurability. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE POLICY -- "Free-Look Period" and "Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS

You have the flexibility to add additional insurance benefits by rider. These include the Waiver of Premium Rider, Accidental Death Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Children's Insurance Rider, Exchange Option Rider, Living Benefits Rider, and Guaranteed Death Benefit Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits will be deducted from the Policy Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from the Policy Value."

INVESTMENT OPTIONS


The Policy permits Net Premiums to be allocated either to the General Account or to the Separate Account. The Separate Account currently is comprised of 20 Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management & Research Company, T. Rowe Price International Series Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc., with respect to the International Stock Portfolio, or the Delaware Group Premium Fund, ("DGPF") managed by Delaware International Advisers, Ltd. with respect to the International Equity Series. The Policy permits you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account, subject to certain limitations described under THE

POLICY -- "Transfer Privilege." The Trust, Fidelity VIP, Fidelity VIP II,
T. Rowe Price, and DGPF are open-end, diversified series management investment companies. The following Underlying Funds are available under the Policy:



ALLMERICA INVESTMENT TRUST                FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Select Aggressive Growth Fund             Fidelity VIP Overseas Portfolio
Select Capital Appreciation Fund          Fidelity VIP Equity-Income Portfolio
Select Value Opportunity Fund             Fidelity VIP Growth Portfolio
Select Emerging Markets Fund              Fidelity VIP High Income Portfolio
Select International Equity Fund
Select Growth Fund                        FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Select Strategic Growth Fund              Fidelity VIP II Asset Manager Portfolio
Core Equity Fund                          T. ROWE PRICE INTERNATIONAL SERIES, INC.
Equity Index Fund                         T. Rowe Price International Stock Portfolio
Select Growth and Income Fund
Select Investment Grade Income Fund       DELAWARE GROUP PREMIUM FUND
Government Bond Fund                      DGPF International Equity Series
Money Market Fund


Each of the Underlying Funds has its own investment objectives. Certain Underlying Funds, however, have investment objectives similar to certain other Underlying Funds.

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

TAXATION OF THE POLICIES

The Policy generally is subject to the same federal income tax treatment as a conventional fixed benefit life insurance Policy. Under current tax law, to the extent there is no change in benefits and the Policy is not a modified endowment contract, the Policyowner will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest-first" rule applies to any distribution of cash that is required under Section 7702 of the Code because of a reduction in benefits under the Policy. Death Proceeds under the Policy are generally excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Policy."


A Policy may be considered a "modified endowment contract" if it fails a "seven-pay" test. The Policy fails to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years, or within seven years of a material change in the policy, exceed the sum of the net level premiums that would have been paid had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, Policy surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX
CONSEQUENCES -- "Modified Endowment Contracts."


                            ------------------------

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.



THE PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.



NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT
                            AND THE UNDERLYING FUNDS

THE COMPANY


The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. As of December 31, 1999, the Company and its subsidiaries had over $25 billion in combined assets and over $43 billion of life insurance in force. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT

The Separate Account was authorized by vote of the Board of Directors of the Company on August 20, 1991. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.

The assets used to fund the variable portion of the Policy are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. The Separate Account currently has 20 Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of one of the following investment companies:

    - Allmerica Investment Trust


    - Fidelity Variable Insurance Products Fund



    - Fidelity Variable Insurance Products Fund II


    - T. Rowe Price International Series, Inc.


    - Delaware Group Premium Fund


The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle, and the income or losses of one Underlying Fund generally have no effect on the investment performance of another Underlying Fund. Shares of each Underlying Fund are not offered to the general public but solely to separate accounts of life insurance companies, such as the Separate Account.

Each Sub-Account has two subdivisions. One subdivision applies to a Policy during the first ten Policy years, which are subject to the Separate Account administrative charge. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the Separate Account." Thereafter, such a Policy automatically is allocated to the second subdivision to account for the elimination of the Separate Account administrative charge.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Sub-Accounts and the Separate Account.


THE UNDERLYING FUNDS



Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "CHARGES OF THE UNDERLYING INVESTMENT COMPANIES under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.


ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust ("Trust") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment funds.


The Trust was established by the Company as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Thirteen investment portfolios of the Trust ("Funds") are available under the Policy, each issuing a series of shares: Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Emerging Markets Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Core Equity Fund, Equity Index Fund, Select Growth and Income Fund, Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund.



Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. AFIMS, which is a wholly-owned subsidiary of Allmerica Financial, has entered into agreements with other investment managers ("Sub-Advisers"), who manage the investments of the Funds. The Trustees have responsibility for the supervision of the affairs of the Trust. The Trustees have entered into a management agreement with AFIMS



AFIMS, subject to Trustee review, is responsible for the daily affairs of the Trust and the general management of the Funds. AFIMS performs administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.



The Trust bears all expenses incurred in its operation, other than the expenses AFIMS assumes under the management agreement. Trust expenses include:



    - Costs to register and qualify the Trust's shares under the Securities Act of 1933 ("1933 Act"),



    - Other fees payable to the SEC,



    - Independent public accountant, legal and custodian fees,



    - Association membership dues, taxes, interest, insurance payments and brokerage commissions,



    - Fees and expenses of the Trustees who are not affiliated with AFIMS,



    - Expenses for proxies, prospectuses, reports to shareholders and other expenses.

Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees. Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.



FIDELITY VARIABLE INSURANCE PRODUCTS FUND



Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Policy: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.



Various Fidelity companies perform certain activities required to operate VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay an investment monthly management fee to FMR for managing investments and business affairs. The prospectus of Fidelity VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.



FIDELITY VARIABLE INSURANCE PRODUCTS FUND II



Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management (see discussion under "Fidelity Variable Insurance Products Fund" above), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988, and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policy: the Fidelity VIP II Asset Manager Portfolio.


T. ROWE PRICE INTERNATIONAL SERIES, INC.


T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified management investment company organized in 1994 as a Maryland corporation, and is registered with the SEC under the 1940 Act. Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers, with approximately $42.5 billion (as of December 31, 1999) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. One of its investment portfolios is available under the Policies: the T. Rowe Price International Stock Portfolio. An affiliate of Price-Fleming,
T. Rowe Price Associates, Inc. serves as Sub-Adviser to the Select Capital Appreciation Fund of the Trust.



DELAWARE GROUP PREMIUM FUND



Delaware Group Premium Fund ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policy: the International Equity Series. The Investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International").

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES WHICH ACCOMPANY THIS PROSPECTUS, AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.

SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital by investing primarily in common stocks of established companies.


CORE EQUITY FUND -- is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Core Equity Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.


FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the S&P 500.

SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money-market instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating.


SELECT INVESTMENT GRADE INCOME FUND -- is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.


GOVERNMENT BOND FUND -- has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Policy Value in that Sub-Account, the Company will transfer it without charge on Written Request within sixty
(60) days of the later of (1) the effective date of such change in the investment policy, or (2) your receipt of the notice of the right to transfer. You may then change the percentages of your premium and deduction allocations.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

Shares of the Funds of the Trust also are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and Fidelity VIP II, the Portfolio of T. Rowe Price and the Series of DGPF also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners. Although the Company and the Underlying Investment Companies currently do not foresee any such disadvantages to either variable life insurance policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policy in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Underlying Funds, or (2) to approve or disapprove an investment advisory contract for the Underlying Funds. In addition, the Company may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter initiated by Policyowners or the Trustees. The Company's disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Underlying Funds. In the event the Company does disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

                                   THE POLICY

APPLYING FOR THE POLICY

The Policy cannot be issued until the underwriting procedure has been completed. Upon receipt at the Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination.

CONDITIONAL INSURANCE AGREEMENT

It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one "Minimum Monthly Factor" for the Policy as applied for, the Company will provide fixed conditional insurance in the amount of insurance applied for, subject to the conditions set forth in the Conditional Insurance Agreement. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL

Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the General Account. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Principal Office. IF THE POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

FREE-LOOK PERIOD

The Policy provides for an initial "Free-Look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed, or

    - 10 days after you receive the Policy (or longer if required by state law), or

    - 10 days after the Company mails or personally delivers a notice of withdrawal rights to you,

    - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In other states the refund will equal the sum of:

    (1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, PLUS

    (2) the value of the amounts allocated to the Separate Account, PLUS

    (3) any fees or charges imposed on the amounts allocated to the Separate Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES

After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

    - 45 days after the application for the increase is signed, or

    - 10 days after you receive the new specification pages issued for the increase (or longer if required by state law), or

    - 10 days after the Company mails or delivers a notice of withdrawal rights to you.

Upon canceling the increase, you will receive a credit to the Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in the Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office.

PREMIUM FLEXIBILITY

Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. However, if the optional Guaranteed Death Benefit Rider is in effect, certain minimum premium payment tests must be met. This Rider may not be available in all states.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date, or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted each month from your checking account, generally on the Monthly

Payment Date, and applied as a premium under a Policy. The minimum payment permitted under this procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

MINIMUM MONTHLY FACTOR

The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

    - Debt does not exceed Policy Value less surrender charges, then

    - the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by IRS rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

INCENTIVE FUNDING DISCOUNT

The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any Debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Code) accumulated from the Date of Issue to the date of qualification. The incentive funding discount may not be available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If the Company receives the proceeds from a policy issued by an unaffiliated company to be exchanged for the Policy, however, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

GUARANTEED DEATH BENEFIT RIDER (MAY NOT BE AVAILABLE IN ALL STATES)

An optional Guaranteed Death Benefit Rider is available only at Date of Issue of the Policy. If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Separate Account and

    - provides a guaranteed net death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in the Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from the Policy Value when the Rider is elected. Certain transactions, including Policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. IF THIS RIDER IS TERMINATED, IT CANNOT BE REINSTATED.

GUARANTEED DEATH BENEFIT TESTS

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any Debt, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Factor (if any) multiplied by the number of months which have elapsed since the relevant Date of Issue; and

2.  On each Policy anniversary, (a) must exceed (b), where, since the Date of
    Issue:

    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Debt which is classified as a preferred loan; and

    (b) is the sum of the minimum Guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT

If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the Rider is in force. The Death Proceeds will be the greater of:

    - the Face Amount as of the Final Premium Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

    - foreclosure of a Policy Loan; or

    - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above); or

    - any Policy change that results in a negative guideline level premium; or

    - the effective date of a change from Sum Insured Option 2 to Sum Insured Option I, if such changes occurs within five Policy years of the Final Premium Payment Date; or

    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates. The net amount payable to keep the Policy in force will never exceed the surrender charge plus three Monthly Deductions.

PAID-UP INSURANCE OPTION

Upon written request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount that the Surrender Value of the Policy can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non- Smoker (Table B for unisex Policies) with increases in the tables for non- standard risks. Interest will not be less than 4.5%.


IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:


    - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.

    - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the Written Request electing the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

    - The Policyowner may not make further premium payments.

    - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may make Policy loans or surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained Age. The net cash value is the cash value less any Debt.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less the 2 1/4% tax expense charge. In the application for the Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. Currently, no charge is imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

If allocation changes by telephone are elected by the Policyowner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.


INVESTMENT RISK

The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners periodically should review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Accounts next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone request. As discussed in THE POLICY -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.

Currently, transfers to and from the General Account are permitted only if:

    - there has been at least a 90-day period since the last transfer from the General Account, and

    - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000, or 25% of the Accumulated Value under the Policy.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITS

The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

    - the minimum amount that may be transferred,

    - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - the minimum period of time between transfers involving the General Account, and

    - the maximum amount that may be transferred each time from the General Account.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment policy will not count towards the 12 free transfers.

DEATH PROCEEDS

As long as the Policy remains in force (see POLICY TERMINATION AND REINSTATEMENT), upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS.

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

    - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; PLUS

    - any additional insurance on the Insured's life that is provided by rider; MINUS

    - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.


After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceeds equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.


SUM INSURED OPTIONS

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by Written Request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.


                      GUIDELINE MINIMUM SUM INSURED TABLE



Age of Insured                                              Percentage of
on Date of Death                                            Policy Value
----------------                                            -------------
    40 and under..........................................      250%
    45....................................................      215%
    50....................................................      185%
    55....................................................      150%
    60....................................................      130%
    65....................................................      120%
    70....................................................      115%
    75....................................................      105%
    80....................................................      105%
    85....................................................      105%
    90....................................................      105%
    95 and above..........................................      100%


For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid). See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

ILLUSTRATIONS

For the purposes of the following illustrations, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

ILLUSTRATION OF OPTION 1

Under Option 1, the Face Amount generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as the Policy Value exceeds $20,000, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

ILLUSTRATION OF OPTION 2

Under Option 2, the Sum Insured is generally equal to the Face Amount PLUS the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

    - the Face Amount plus Policy Value; or

    - the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured table.

For example, a Policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). A Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); a Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).
According to the Guideline Minimum Sum Insured table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus the Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); a Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and a Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy Value would change the Sum Insured by $1.85.

CHANGE IN SUM INSURED OPTION

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in the Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by Internal Revenue Service ("IRS") rules. In such event, the Company will pay the excess to the Policyowner. See THE POLICY -- "Premium Payments."


CHANGE IN THE FACE AMOUNT


Subject to certain limitations, you may increase or decrease the specified Face Amount at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN THE FACE AMOUNT

Along with the Written Request for an increase, you must submit Evidence of Insurability. The consent of the Insured also is required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase cancelled, and the charges which would not have been deducted but for the increase will be credited to the Policy, and
(2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. See THE POLICY -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT

The minimum amount for a decrease in the Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under IRS rules, the decrease may be limited or the Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in a tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value." For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

    - the Face Amount provided by the most recent increase;

    - the next most recent increases successively; and

    - the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted. For more information, see CHARGES AND DEDUCTIONS -- "Surrender Charge" or APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGE.

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment, and is equal to the sum of:

    - your accumulation in the General Account, PLUS

    - the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value. See THE POLICY -- "Policy Surrender." There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE

The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account; see THE POLICY -- "Applying for the Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

    - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; PLUS

    - the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT

Each Net Premium is allocated to the Sub-Accounts selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.65% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%; and

(d) is the Separate Account administrative charge for each day in the Valuation Period equal, on an annual basis, to 0.15% of the daily net asset value of the Sub-Account. The administrative charge may be increased or decreased by the Company, but may not exceed 0.25%. This charge is applicable only during the first ten Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

DEATH PROCEEDS PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS. These choices also are available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to the Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

POLICY SURRENDER

You may surrender the Policy at any time and receive its Surrender Value. The Surrender Value is equal to:

    - the Policy Value, MINUS

    - any Debt and applicable surrender charges.

The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender is received at the Principal Office. A surrender charge is calculated upon issuance of the Policy and from the effective date of any increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The proceeds on surrender may be paid in a lump sum or under one of the payment options described in APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments."

The surrender rights of Policyowners who are participants under Section 403(b) plans, or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see FEDERAL TAX CONSIDERATIONS -- "POLICIES ISSUED IN CONNECTION WITH TSA PLANS."

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWALS

Any time after the first Policy year, you may withdraw a portion of the Surrender Value, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND
DEDUCTIONS -- "Charges on Partial Withdrawal." Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments."

The withdrawal rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas ORP are restricted; see FEDERAL TAX CONSIDERATIONS -- "POLICIES ISSUED IN CONNECTION WITH TSA PLANS." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policy. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

TAX EXPENSE CHARGE

Currently, a deduction of 2 1/4% of premiums for state and local premium taxes and federal taxes imposed for deferred acquisition cost ("DAC") taxes is made from each premium payment. The premium payment, less the tax expense charge, equals the Net Premium. The total charge is a combined state and local premium tax deduction of 1 1/4% of premiums and a DAC tax deduction of 1% of premiums.

While the premium tax of 1 1/4% is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 1 1/4% rate attributable to premiums for state and local premium taxes approximates the average expenses to the Company associated with the premium taxes. The 1 1/4% charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. The Company, however, does not expect to make a profit from this charge.

The 1% rate attributable to premiums for DAC taxes approximates the Company's expenses in paying federal taxes for deferred acquisition costs associated with the Policy. The Company reserves the right to increase or decrease the DAC tax charge to reflect changes in the Company's expenses for premium taxes and DAC taxes.

MONTHLY DEDUCTION FROM THE POLICY VALUE

Prior to the Final Premium Payment Date, a Monthly Deduction from the Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charge is discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also will include a $40 administrative charge for the increase. See THE POLICY -- "Change in the Face Amount."

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If, however, on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount, and for riders. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE

If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount generally will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum

Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 (assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect). In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

If you select Sum Insured Option 2, the monthly insurance charge for each increase in the Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.

EFFECT OF THE GUIDELINE MINIMUM SUM INSURED

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured which is required to comply with the Guideline rules. This charge will be calculated by:

    - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS

       - the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)

                                       OR

       - the Face Amount PLUS the Policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount. See THE POLICY -- "Change in the Face Amount" and "Decreases."

COST OF INSURANCE RATES

Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, and risk classification and the Incentive Funding Discount, if applicable. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk.

Premium Classes also are divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non- smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES

Prior to the Final Premium Payment Date, a monthly administrative charge of $5 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

CHARGES AGAINST ASSETS OF THE SEPARATE ACCOUNT

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE

The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policy. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges provided in the Policy. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

During the first ten Policy years, the Company assesses a charge on an annual basis of 0.15% of the daily net asset value in each Sub-Account. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Separate Account and the Sub-Accounts. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees. No Separate Account administrative charge is imposed after the tenth Policy year. The charge may be increased or decreased by the Board of Directors of the Company, subject to compliance with applicable state and federal requirements, but it may not exceed 0.25% on an annual basis.

OTHER CHARGES AND EXPENSES

Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE

The Policy provides for a contingent surrender charge. A separate surrender charge is calculated upon the issuance of the Policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectus and sales literature.

The duration of the surrender charge is 15 years from the Date of Issue or from the effective date of any increase in the Face Amount for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus
(b) where:

(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

(b) is a deferred sales charge of 49% of premiums received, up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by issue Age from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80 and above).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on issue Age) thereafter, as described in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS

If you surrender the Policy during the first two Policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above, but the deferred sales charge will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE

A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by Age (at the time of increase) from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80 and above).

In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and
(b) is a deferred sales charge. The maximum surrender charge for the increase continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on Age) thereafter, as provided in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

REDUCED CHARGE DURING FIRST TWO YEARS FOLLOWING INCREASE

During the first two Policy years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a Surrender, the deferred sales charge will not exceed 29% of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The premiums associated with the increase are determined as described below.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of the existing Policy Value to the increase, and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase, and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums also would be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount), the surrender charge will be applied in the following order:

    - the most recent increase;

    - the next most recent increases successively, and

    - the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

For more information, see APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER
CHARGES.

CHARGES ON PARTIAL WITHDRAWAL

Partial withdrawals of Surrender Value may be made after the first Policy year. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals including a Withdrawal without a surrender charge.

A partial withdrawal charge also may be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in the Face
      Amount;

    - second, the surrender charge for the next most recent increases successively;

    - last, the surrender charge for the initial Face Amount.

TRANSFER CHARGES

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy Year. See THE POLICY -- "Transfer Privilege."

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust to one or more of the other Sub-Accounts; or

    - to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge and in addition to the 12 free transfers in a Policy year. See THE POLICY -- "Conversion Privileges" and POLICY LOANS.

CHARGE FOR INCREASE IN THE FACE AMOUNT

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

Currently the Company makes no charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. Any such charge imposed in the future is guaranteed not exceed $25.

                                  POLICY LOANS

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value.

In the first Policy year, the Loan Value is 75% of the Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Policy loan to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

The loan amount normally will be paid within seven days after the Company receives the loan request at the Principal Office, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments."

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be cancelled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

The Policy loan rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas ORP are restricted; see FEDERAL TAX CONSIDERATIONS -- "POLICIES ISSUED IN CONNECTION WITH TSA PLANS."

LOAN INTEREST

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT

As long as the Policy is in force, the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00%.

PREFERRED LOAN OPTION


A preferred loan option is available under the Policy. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.



There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION MAY NOT BE AVAILABLE IN ALL STATES.


LOAN INTEREST CHARGED

Outstanding Policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will transfer the Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate the Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT.

EFFECT OF POLICY LOANS

Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

Policy loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the Policyowner's TSA Plan may become disqualified and Policy values may be includible in current income. Policy loans must meet the following additional requirements:

    - Loans must be repaid within five years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policyowner's principal residence.

    - All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

    - The sum of all outstanding loan balances for all loans from all the Policyowner's TSA Plans may not exceed the lesser of:

       - $50,000 reduced by the excess (if any) of

           - the highest outstanding balance of loans from all of the Policyowner's TSA Plans during the one-year period preceding the date of the loan, minus

           - the outstanding balance of loans from the Policyowner's TSA plans on the date on which such loan was made

                                       OR

       - 50% of the Policyowner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

See FEDERAL TAX CONSIDERATIONS -- "POLICIES ISSUED IN CONNECTION WITH TSA
PLANS."

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

(b) the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

LIMITED 48-MONTH GUARANTEE

Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy Change which may cause a change in the amount of the Minimum Monthly Factor is a change in the Face Amount or the addition or deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force. However, see THE POLICY -- "Guaranteed Death Benefit Rider."

REINSTATEMENT

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company:

    - a written application for reinstatement,

    - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

    - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE

If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in (1) or (2). Under (1), the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under (2), the minimum amount payable is the sum of:

    - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

    - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue or any increase in the Face Amount, you must pay the amount shown in (2) above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT

The Policy Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS

    - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

    - the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                            OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner generally is entitled to exercise all rights under the Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately, unless otherwise requested.

INCONTESTABILITY

The Company will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, and less any outstanding Debt and any partial withdrawals. If the Insured commits suicide, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE AND SEX

If the Insured's Age or sex as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age and sex, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.

ASSIGNMENT

The Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.


                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996), Vice President (since 1984)
  Director and Vice President         and Assistant Secretary (since 1992) of First
                                      Allmerica

Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and                  (since 1998) of First Allmerica
  Corporate Controller

Mark R. Colborn                       Director (since 2000) and Vice President (since 1992)
  Director and Vice President         of First Allmerica.

Mary Eldridge                         Secretary (since 1999) of Allmerica Financial;
  Secretary                           Secretary (since 1999) of Allmerica
                                      Investments, Inc.; and Secretary (since 1999) of
                                      Allmerica Financial Investment Management
                                      Services, Inc.

J. Kendall Huber                      Director, Vice President and General Counsel of First
  Director, Vice President and        Allmerica (since 2000); Vice President (1999) of
  General Counsel                     Promos Hotel Corporation; Vice President & Deputy
                                      General Counsel (1998-1999) of Legg Mason, Inc.; Vice
                                      President and Deputy General Counsel (1995-1998) of
                                      USF&G Corporation.

John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and        and Vice President (since 1991) of First Allmerica;
  Chief Investment Officer            Vice President (since 1998) of Allmerica Financial
                                      Investment Management Services, Inc.; and President
                                      (since 1995) and Director (since 1996) of Allmerica
                                      Asset Management, Inc.

J. Barry May                          Director (since 1996) of First Allmerica; Director
  Director                            and President (since 1996) of The Hanover Insurance
                                      Company; and Vice President (1993 to 1996) of The
                                      Hanover Insurance Company

James R. McAuliffe                    Director (since 1996) of First Allmerica; Director
  Director                            (since 1992), President (since 1994) and Chief
                                      Executive Officer (since 1996) of Citizens Insurance
                                      Company of America

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Mark C. McGivney                      Vice President (since 1997) and Treasurer (since
  Vice President and Treasurer        2000) of First Allmerica; Associate, Investment
                                      Banking (1996-1997) of Merrill Lynch & Co.;
                                      Associate, Investment Banking (1995) of Salomon
                                      Brothers, Inc.; Treasurer (since 2000) of Allmerica
                                      Investments, Inc., Allmerica Asset Management, Inc.
                                      and Allmerica Financial Investment Management
                                      Services, Inc.

John F. O'Brien                       Director, President and Chief Executive Officer
  Director, President and Chief       (since 1989) of First Allmerica
  Executive Officer

Edward J. Parry, III                  Director and Chief Financial Officer (since 1996),
  Director, Vice President,           Vice President (since 1993), and Treasurer
  Chief Financial Officer             (1993-2000) of First Allmerica

Richard M. Reilly                     Director (since 1996) and Vice President (since 1990)
  Director and Vice President         of First Allmerica; President (since 1995) of
                                      Allmerica Financial Life Insurance and Annuity
                                      Company; Director (since 1990) of Allmerica
                                      Investments, Inc.; and Director and President (since
                                      1998) of Allmerica Financial Investment Management
                                      Services, Inc.

Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director and Vice President         Allmerica; Director (since 1998) of The Hanover
                                      Insurance Company; Chief Executive Officer (1996 to
                                      1998) of Travelers Property & Casualty; Senior Vice
                                      President (1993 to 1996) of Aetna Life & Casualty
                                      Company

Eric A. Simonsen                      Director (since 1996) and Vice President (since 1990)
  Director and Vice President         of First Allmerica; Director (since 1991) of
                                      Allmerica Investments, Inc.; and Director (since
                                      1991) of Allmerica Financial Investment Management
                                      Services, Inc.


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of the Company, acts as the principal underwriter of the Policies pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer, and is a member of the National Association of Securities Dealers ("NASD"). The Policies are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc., or of certain independent broker-dealers which are members of the NASD.

The Company pays registered representatives who sell the Policy commissions based on a commission schedule. After issue of the Policy or an increase in Face Amount, commissions generally will equal 50 percent of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions will generally equal 4% of any additional premiums. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 10% of first-year or 14% of renewal premiums.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or the Separate Account. Any surrender charge assessed on the Policy will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    REPORTS


The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loans. The Owner should review the information in all statements carefully. All errors or corrections must reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.


                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, and the financial statements of the VEL II Account of the Company as of December 31, 1999 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and, possibly retroactively, affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account. Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

TAXATION OF THE POLICY

The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies, and places limitations on the relationship of the Policy Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. But see "Modified Endowment Policies."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury Department regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements. The Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Separate Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

POLICY LOANS


The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal, and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.



Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.


POLICIES ISSUED IN CONNECTION WITH TSA PLANS

The Policies may be issued in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA Plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA Plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance policy by the employer as part of a TSA Plan will not violate the "incidental benefit" rules of Section 403(b) and the regulations thereunder. The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance policy will not result in current taxation of the premium payments for the life insurance policy, except for the current cost of the life insurance protection.

A policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, a Policyowner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

Policy loans are generally permitted in accordance with the terms of the policy. However, if a policy loan does not comply with the requirements of Code
Section 72(p), the policyowner's TSA Plan may become disqualified and policy values may be includible in current income.

MODIFIED ENDOWMENT CONTRACTS


The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance policy, including the Policy offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years (or within seven years of a material change in the Policy) exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.



If the Policy is considered a modified endowment contract, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same policyowner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.


Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account generally is not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.


GENERAL ACCOUNT VALUES AND POLICY LOANS


The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate").

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4% per year, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Principal Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH

INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.


Policy loans also may be made from the Policy Value in the General Account.


THE POLICY

This Prospectus describes a flexible premium variable life insurance policy, and is intended generally to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.


DELAY OF PAYMENTS



Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days (10 days in New York) or more, however, the Company will pay interest at least equal to an effective annual yield of 3 1/2% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.



SURRENDERS, PARTIAL WITHDRAWALS, AND TRANSFERS



If the Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from the Policy Value allocated to the General Account. This means that the last payments allocated to General Account will be withdrawn first.


The first 12 transfers in a Policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and the Separate Account are included in this Prospectus beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, contact your agent.

The following supplemental benefits are available for issue under the Policy for an additional charge.

WAIVER OF PREMIUM RIDER

    This Rider provides that during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

    This Rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

    This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

CHILDREN'S INSURANCE RIDER

    This Rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

ACCIDENTAL DEATH BENEFIT RIDER

    This Rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

EXCHANGE OPTION RIDER

    This Rider allows you to use the Policy to insure a different person, subject to Company guidelines.

LIVING BENEFITS RIDER

    This Rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

GUARANTEED DEATH BENEFIT RIDER

    This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, (a) guarantees that the Policy will not lapse regardless of the performance of the Separate Account, and (b) provides a guaranteed net death benefit.

Certain of these Riders may not be available in all states.

                                   APPENDIX B
                         DEATH PROCEEDS PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

    - The rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

    - The rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.


    Option A:  PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

    Option B:  LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:
          (1)  upon the death of the payee, with no further payments due
               (Life Annuity), or
          (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or
          (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

    Option C:  INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

    Option D:  PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

    Option E.  LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:
          (1)  in the same amount as the original amount; or
          (2)  in an amount equal to 2/3 of the original amount; or
          (3)  in an amount equal to 1/2 of the original amount.


Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Policy becomes a claim, the right may be reserved to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option.

A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                                   APPENDIX C
                   ILLUSTATIONS OF SUM INSURED, POLICY VALUES
                            AND ACCUMULATED PREMIUMS

The following tables illustrate the way in which the Policy's Sum Insured and the Policy Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).


The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount which would accumulate if the premiums were invested each year to earn interest (after taxes) at 5%, compounded annually.


The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values would also be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Policy Values take into account the deduction from premium for the tax expense charge, the Monthly Deduction from Policy Value, the daily charge against the Separate Account for mortality and expense risks, and the Separate Account administrative charge (for the first ten Policy years). In the Current Cost of Insurance Charges tables, the Separate Account charges are equivalent to an effective annual rate of 0.80% of the average daily value of the assets in the Separate Account in the first ten Policy Years, and 0.65% thereafter. In the Guaranteed Cost of Insurance Charges tables, the Separate Account charges are equivalent to an effective annual rate of 1.15% of the average daily value of the assets in the Separate Account in the first ten Policy Years, and 0.90% thereafter.

EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary, and in 1999, ranged from an annual rate of 0.29% to an annual rate of 1.92% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.



Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for Select International Equity Fund, 1.35% for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.20% for Select Growth Fund and Core Equity Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Investment Grade Income Fund, and Government Bond Fund, and 0.60% for Money Market

Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1999.



Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



The investment adviser for the DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 2000 through October 31, 2000, Delaware International has agreed voluntarily to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 2000. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitation which took effect on May 1, 2000. The declaration of a voluntary expense limitation does not bind Delaware International to declare future expense limitations with respect to this Series. For the fiscal year ended December 31, 1999, before waiver and/or reimbursement by Delaware International, total fund expenses as a percentage of average daily net assets were 0.97%.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT

In the Current Cost of Insurance Charges tables, taking into account the current Separate Account mortality and expense risk charge, the current Separate Account administrative charge, and the assumed 0.85% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.65%, 4.35% and 10.35%, respectively, during the first ten Policy years and -1.50%, 4.50% and 10.50%, respectively, thereafter.

In the Guaranteed Cost of Insurance Charges tables, taking into account the guaranteed Separate Account mortality and expense risk charge, the guaranteed Separate Account administrative charge, and the assumed 0.85% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -2.00%, 4.00% and 10.00%, respectively, during the first ten Policy years and -1.75%, 4.25% and 10.25%, respectively, thereafter.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY

                                                          MALE NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES

           PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%               HYPOTHETICAL 12%
          PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST    -----------------------------  -----------------------------  -----------------------------
 POLICY     AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT
 ------  ------------  ---------  ---------  -------  ---------  ---------  -------  ---------  ---------  -------
   1         4,410            0      3,252   250,000       130      3,473   250,000       351      3,694   250,000
   2         9,041        2,680      6,404   250,000     3,326      7,050   250,000     4,000      7,724   250,000
   3        13,903        4,717      9,440   250,000     5,997     10,719   250,000     7,384     12,107   250,000
   4        19,008        7,830     12,364   250,000     9,953     14,487   250,000    12,351     16,884   250,000
   5        24,368       10,923     15,174   250,000    14,104     18,355   250,000    17,847     22,097   250,000
   6        29,996       13,886     17,853   250,000    18,344     22,311   250,000    23,808     27,775   250,000
   7        35,906       16,734     20,418   250,000    22,691     26,374   250,000    30,301     33,985   250,000
   8        42,112       19,464     22,864   250,000    27,146     30,546   250,000    37,384     40,784   250,000
   9        48,627       22,075     25,192   250,000    31,717     34,834   250,000    45,123     48,239   250,000
   10       55,469       24,556     27,389   250,000    36,396     39,230   250,000    53,581     56,414   250,000
   11       62,652       27,358     29,625   250,000    41,657     43,924   250,000    63,328     65,595   250,000
   12       70,195       30,034     31,734   250,000    47,057     48,757   250,000    74,010     75,710   250,000
   13       78,114       32,566     33,700   250,000    52,590     53,723   250,000    85,723     86,857   250,000
   14       86,430       34,944     35,511   250,000    58,255     58,822   250,000    98,589     99,156   250,000
   15       95,161       37,152     37,152   250,000    64,049     64,049   250,000   112,742    112,742   250,000
   16      104,330       38,640     38,640   250,000    69,430     69,430   250,000   127,790    127,790   250,000
   17      113,956       39,952     39,952   250,000    74,961     74,961   250,000   144,479    144,479   250,000
   18      124,064       41,071     41,071   250,000    80,642     80,642   250,000   163,016    163,016   250,000
   19      134,677       41,953     41,953   250,000    86,453     86,453   250,000   183,636    183,636   250,000
   20      145,821       42,624     42,624   250,000    92,433     92,433   250,000   206,641    206,641   252,102
 Age 60     95,161       37,152     37,152   250,000    64,049     64,049   250,000   112,742    112,742   250,000
 Age 65    145,821       42,624     42,624   250,000    92,433     92,433   250,000   206,641    206,641   252,102
 Age 70    210,477       41,947     41,947   250,000   125,077    125,077   250,000   362,587    362,587   420,601
 Age 75    292,995       31,958     31,958   250,000   164,097    164,097   250,000   616,513    616,513   659,669

(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY

                                                          MALE NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES

           PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%               HYPOTHETICAL 12%
          PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST    -----------------------------  -----------------------------  -----------------------------
 POLICY     AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT
 ------  ------------  ---------  ---------  -------  ---------  ---------  -------  ---------  ---------  -------
   1         4,410            0      3,154   250,000        29      3,372   250,000       248      3,591   250,000
   2         9,041        2,465      6,189   250,000     3,099      6,823   250,000     3,760      7,484   250,000
   3        13,903        4,383      9,105   250,000     5,631     10,354   250,000     6,986     11,709   250,000
   4        19,008        7,368     11,901   250,000     9,431     13,965   250,000    11,764     16,298   250,000
   5        24,368       10,321     14,571   250,000    13,402     17,653   250,000    17,031     21,281   250,000
   6        29,996       13,147     17,113   250,000    17,452     21,418   250,000    22,734     26,701   250,000
   7        35,906       15,833     19,517   250,000    21,569     25,253   250,000    28,905     32,589   250,000
   8        42,112       18,369     21,769   250,000    25,745     29,145   250,000    35,586     38,986   250,000
   9        48,627       20,745     23,861   250,000    29,974     33,090   250,000    42,823     45,940   250,000
   10       55,469       22,945     25,778   250,000    34,241     37,075   250,000    50,665     53,499   250,000
   11       62,652       25,314     27,581   250,000    38,925     41,192   250,000    59,601     61,867   250,000
   12       70,195       27,487     29,187   250,000    43,646     45,346   250,000    69,309     71,009   250,000
   13       78,114       29,458     30,591   250,000    48,402     49,535   250,000    79,884     81,017   250,000
   14       86,430       31,215     31,782   250,000    53,188     53,755   250,000    91,429     91,996   250,000
   15       95,161       32,735     32,735   250,000    57,990     57,990   250,000   104,058    104,058   250,000
   16      104,330       33,430     33,430   250,000    62,228     62,228   250,000   117,337    117,337   250,000
   17      113,956       33,839     33,839   250,000    66,453     66,453   250,000   131,992    131,992   250,000
   18      124,064       33,926     33,926   250,000    70,642     70,642   250,000   148,203    148,203   250,000
   19      134,677       33,646     33,646   250,000    74,767     74,767   250,000   166,189    166,189   250,000
   20      145,821       32,949     32,949   250,000    78,798     78,798   250,000   186,213    186,213   250,000
 Age 60     95,161       32,735     32,735   250,000    57,990     57,990   250,000   104,058    104,058   250,000
 Age 65    145,821       32,949     32,949   250,000    78,798     78,798   250,000   186,213    186,213   250,000
 Age 70    210,477       21,466     21,466   250,000    96,725     96,725   250,000   322,840    322,840   374,494
 Age 75    292,995            0          0   250,000   106,594    106,594   250,000   540,675    540,675   578,522

(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY

                                                          MALE NON-SMOKER AGE 30

                                                 SPECIFIED FACE AMOUNT = $75,000

                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES

           PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%                  HYPOTHETICAL 12%
          PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           INTEREST    -----------------------------  -----------------------------  -----------------------------------
 POLICY     AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH    SURRENDER     POLICY       DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT     VALUE      VALUE (2)    BENEFIT
 ------  ------------  ---------  ---------  -------  ---------  ---------  -------  -----------  -----------  ---------
   1         1,470          302      1,195    76,195       379      1,273    76,273         456        1,350      76,350
   2         3,014        1,364      2,367    77,367     1,593      2,597    77,597       1,832        2,836      77,836
   3         4,634        2,513      3,516    78,516     2,971      3,975    78,975       3,467        4,471      79,471
   4         6,336        3,678      4,641    79,641     4,444      5,407    80,407       5,307        6,270      81,270
   5         8,123        4,839      5,743    80,743     5,994      6,897    81,897       7,347        8,251      83,251
   6         9,999        5,977      6,820    81,820     7,603      8,446    83,446       9,587       10,430      85,430
   7        11,969        7,091      7,874    82,874     9,273     10,056    85,056      12,045       12,828      87,828
   8        14,037        8,176      8,898    83,898    11,001     11,723    86,723      14,739       15,462      90,462
   9        16,209        9,236      9,898    84,898    12,793     13,456    88,456      17,698       18,360      93,360
   10       18,490       10,261     10,863    85,863    14,642     15,244    90,244      20,936       21,539      96,539
   11       20,884       11,366     11,848    86,848    16,672     17,154    92,154      24,618       25,100     100,100
   12       23,398       12,449     12,810    87,810    18,779     19,141    94,141      28,665       29,026     104,026
   13       26,038       13,507     13,747    88,747    20,965     21,206    96,206      33,112       33,353     108,353
   14       28,810       14,538     14,658    89,658    23,232     23,352    98,352      38,001       38,121     113,121
   15       31,720       15,540     15,540    90,540    25,579     25,579   100,579      43,374       43,374     118,374
   16       34,777       16,393     16,393    91,393    27,889     27,889   102,889      49,162       49,162     124,162
   17       37,985       17,209     17,209    92,209    30,279     30,279   105,279      55,531       55,531     130,531
   18       41,355       17,987     17,987    92,987    32,750     32,750   107,750      62,542       62,542     137,542
   19       44,892       18,726     18,726    93,726    35,304     35,304   110,304      70,260       70,260     145,260
   20       48,607       19,425     19,425    94,425    37,942     37,942   112,942      78,757       78,757     153,757
 Age 60     97,665       24,042     24,042    99,042    69,600     69,600   144,600     229,263      229,263     307,212
 Age 65    132,771       24,104     24,104    99,104    89,105     89,105   164,105     380,579      380,579     464,307
 Age 70    177,576       21,796     21,796    96,796   110,681    110,681   185,681     625,389      625,389     725,452
 Age 75    234,759       16,149     16,149    91,149   133,533    133,533   208,533   1,023,378    1,023,378   1,098,378

(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY

                                                          MALE NON-SMOKER AGE 30

                                                 SPECIFIED FACE AMOUNT = $75,000

                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES

           PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%               HYPOTHETICAL 12%
          PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST    -----------------------------  -----------------------------  -----------------------------
 POLICY     AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT
 ------  ------------  ---------  ---------  -------  ---------  ---------  -------  ---------  ---------  -------
   1         1,470          281      1,175    76,175       358      1,252    76,252       435      1,328    76,328
   2         3,014        1,321      2,324    77,324     1,547      2,551    77,551     1,784      2,787    77,787
   3         4,634        2,444      3,448    78,448     2,896      3,900    78,900     3,386      4,389    79,389
   4         6,336        3,582      4,546    79,546     4,336      5,299    80,299     5,184      6,148    81,148
   5         8,123        4,714      5,617    80,617     5,846      6,749    81,749     7,174      8,077    83,077
   6         9,999        5,818      6,661    81,661     7,409      8,252    83,252     9,351     10,194    85,194
   7        11,969        6,895      7,678    82,678     9,025      9,808    84,808    11,733     12,515    87,515
   8        14,037        7,944      8,667    83,667    10,695     11,418    86,418    14,338     15,060    90,060
   9        16,209        8,964      9,627    84,627    12,421     13,083    88,083    17,188     17,850    92,850
   10       18,490        9,955     10,557    85,557    14,202     14,804    89,804    20,306     20,908    95,908
   11       20,884       11,005     11,487    86,487    16,141     16,623    91,623    23,834     24,315    99,315
   12       23,398       12,026     12,387    87,387    18,144     18,505    93,505    27,696     28,057   103,057
   13       26,038       13,018     13,259    88,259    20,212     20,453    95,453    31,928     32,169   107,169
   14       28,810       13,978     14,099    89,099    22,348     22,468    97,468    36,565     36,685   111,685
   15       31,720       14,909     14,909    89,909    24,552     24,552    99,552    41,648     41,648   116,648
   16       34,777       15,686     15,686    90,686    26,706     26,706   101,706    47,099     47,099   122,099
   17       37,985       16,429     16,429    91,429    28,930     28,930   103,930    53,088     53,088   128,088
   18       41,355       17,138     17,138    92,138    31,227     31,227   106,227    59,667     59,667   134,667
   19       44,892       17,811     17,811    92,811    33,597     33,597   108,597    66,896     66,896   141,896
   20       48,607       18,447     18,447    93,447    36,041     36,041   111,041    74,838     74,838   149,838
 Age 60     97,665       21,926     21,926    96,926    64,210     64,210   139,210   212,685    212,685   287,685
 Age 65    132,771       20,604     20,604    95,604    79,970     79,970   154,970   347,810    347,810   424,328
 Age 70    177,576       15,553     15,553    90,553    94,955     94,955   169,955   562,015    562,015   651,937
 Age 75    234,759        4,472      4,472    79,472   105,993    105,993   180,993   901,850    901,850   976,850

(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 49% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs) subject to the deferred sales charge that varies by issue Age or average Age at time of increase, as applicable:

APPLICABLE AGE   MAXIMUM GAPS     APPLICABLE AGE    MAXIMUM GAPS
--------------  ---------------   --------------   ---------------
     0-55          1.660714             68            1.290612
      56           1.632245             69            1.262143
      57           1.603776             70            1.233673
      58           1.575306             71            1.205204
      59           1.546837             72            1.176735
      60           1.518367             73            1.148265
      61           1.489898             74            1.119796
      62           1.461429             75            1.091327
      63           1.432959             76            1.062857
      64           1.404490             77            1.034388
      65           1.376020             78            1.005918
      66           1.347551             79            0.977449
      67           1.319082             80            0.948980

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in the Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge initially remains level and then grades down according to the following schedule:

AGES
----
0-50                    The maximum surrender charge remains level for the first 40
                        Policy months, reduces by 0.5% for the next 80 Policy
                        months, then decreases by 1% per month to zero at the end of
                        180 Policy months (15 Policy years).

51 and above            The maximum surrender charge remains level for 40 Policy
                        months and decreases per month by above the percentages
                        below:

                        age 51 - 0.78% per month for 128 months
                        age 52 - 0.86% per month for 116 months
                        age 53 - 0.96% per month for 104 months
                        age 54 - 1.09% per month for 92 months
                        age 55 and over - 1.25% per month for 80 months

The Factors used in calculating the maximum surrender charges vary with the issue Age, sex and Premium Class (Smoker) as indicated in the table below:

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
Issue or    Male       Male     Female     Female
Increase  Nonsmoker   Smoker   Nonsmoker   Smoker
--------  ---------   ------   ---------   ------

    0                  8.63                 7.68
    1                  8.63                 7.70
    2                  8.78                 7.81
    3                  8.94                 7.93
    4                  9.10                 8.05
    5                  9.27                 8.18
    6                  9.46                 8.32
    7                  9.65                 8.47
    8                  9.86                 8.62
    9                 10.08                 8.78
   10                 10.31                 8.95
   11                 10.55                 9.13
   12                 10.81                 9.32
   13                 11.07                 9.51
   14                 11.34                 9.71
   15                 11.62                 9.92
   16                 11.89                10.14
   17                 12.16                10.36
   18       10.65     12.44       9.73     10.59
   19       10.87     12.73       9.93     10.83
   20       11.10     13.02      10.15     11.09
   21       11.34     13.33      10.37     11.35
   22       11.59     13.66      10.60     11.63
   23       11.85     14.01      10.85     11.92
   24       12.14     14.38      11.10     12.22
   25       12.44     14.77      11.37     12.54
   26       12.75     15.19      11.66     12.88
   27       13.09     15.64      11.95     13.23
   28       13.45     16.11      12.26     13.60
   29       13.83     16.62      12.59     13.99
   30       14.23     17.15      12.93     14.40
   31       14.66     17.72      13.29     14.83
   32       15.10     18.32      13.67     15.28
   33       15.58     18.96      14.07     15.75
   34       16.08     19.63      14.49     16.25
   35       16.60     20.35      14.93     16.77
   36       17.16     21.10      15.39     17.33
   37       17.75     21.89      15.88     17.91
   38       18.37     22.73      16.39     18.51
   39       19.02     23.55      16.93     19.15
   40       19.71     24.28      17.50     19.81
   41       20.44     25.04      18.09     20.51
   42       21.20     25.85      18.71     21.23
   43       22.02     26.71      19.36     21.98

 Age at
Issue or    Male       Male     Female     Female
Increase  Nonsmoker   Smoker   Nonsmoker   Smoker
--------  ---------   ------   ---------   ------
   44       22.87     27.61      20.04     22.77
   45       23.61     28.56      20.76     23.56
   46       24.36     29.57      21.52     24.23
   47       25.15     30.63      22.33     24.94
   48       26.00     31.16      23.14     24.69
   49       26.90     32.95      23.83     26.47
   50       27.85     34.21      24.57     27.31
   51       28.87     35.56      25.35     28.18
   52       29.96     36.99      26.17     29.11
   53       31.12     38.25      27.05     30.09
   54       32.56     38.25      27.95     31.12
   55       33.67     38.25      28.97     32.21
   56       34.62     38.25      29.65     32.94
   57       35.61     38.25      30.36     33.70
   58       36.65     38.25      31.11     34.49
   59       37.73     38.25      32.74     36.23
   60       38.25     38.25      32.74     36.23
   61       38.25     38.25      33.63     37.18
   62       38.25     38.25      34.57     38.18
   63       38.25     38.25      35.56     38.25
   64       38.25     38.25      36.60     38.25
   65       38.25     38.25      37.68     38.25
   66       38.25     38.25      38.25     38.25
   67       38.25     38.25      38.25     38.25
   68       38.25     38.25      38.25     38.25
   69       38.25     38.25      38.25     38.25
   70       38.25     38.25      38.25     38.25
   71       38.25     38.25      38.25     38.25
   72       38.25     38.25      38.25     38.25
   73       38.25     38.25      38.25     38.25
   74       38.25     38.25      38.25     38.25
   75       38.25     38.25      38.25     38.25
   76       38.25     38.25      38.25     38.25
   77       38.25     38.25      38.25     38.25
   78       38.25     38.25      38.25     38.25
   79       38.25     38.25      38.25     38.25
   80       38.25     38.25      38.25     38.25

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,118.22. His maximum surrender charge is calculated as follows:

    (a) Deferred Administrative Charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (b) Deferred Sales Charge                                            $909.95
       (49% X 1.660714 GAPs)

                                                                     -----------

           TOTAL                                                       $1,759.95

    Maximum Surrender Charge per Table on Page 84 (16.60 X 100)        $1,660.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (a) Deferred Administrative Charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (b) Deferred Sales Charge                                             Varies
       (not to exceed 29% of Premiums received, up to one GAP, plus 9% of Premiums received in excess of one GAP, but less than the maximum number of GAPs subject to the deferred sales charge)

                                                            --------------------

                                                              Sum of (a) and (b)

The maximum surrender charge is $1,660. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

Example 1:

Assume the Policyowner surrenders the Policy in the tenth Policy month, having paid total premiums of $900. The actual surrender charge would be $1,111.

Example 2:

Assume the Policyowner surrenders the Policy in the 120th Policy month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month ($8.30 per month in this example.) In this example, the maximum surrender charge would be $996.

                                   APPENDIX E
                            PERFORMANCE INFORMATION

The Policy was first offered to the public in 1994. The Company, however, may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables I(A) and I(B)), and based on the periods that the Underlying Funds have been in existence (Tables II(A) and II(B)). The results for any period prior to the Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table I(A) and II(A)) under a "representative" Policy that is surrendered at the end of the applicable period. FOR MORE INFORMATION ON CHARGES UNDER THE POLICY, SEE CHARGES AND DEDUCTIONS.


In each Table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1999. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.


Performance information may be compared, in reports and promotional literature, to:

- Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson, Lehman Aggregate Bond Index, or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general (unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses); or

- other groups of variable life separate accounts or other investment products tracked by Lipper Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

- the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues, and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar-cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1999
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (non-smoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                                       10 YEARS
                                                   ONE-YEAR                             OR LIFE
                                                    TOTAL                5          OF SUB-ACCOUNT
UNDERLYING FUND                                     RETURN             YEARS           (IF LESS)
Select Aggressive Growth Fund                           -80.13%            10.44%             7.90%
Select Capital Appreciation Fund                        -92.10%         N/A                   6.31%
Select Value Opportunity Fund                          -100.00%            -1.09%            -1.79%
Select Emerging Markets Fund                            -55.69%         N/A                 -27.76%
T. Rowe Price International Stock Portfolio             -84.93%         N/A                  -1.49%
Fidelity VIP Overseas Portfolio                         -76.55%             3.49%             3.16%
Select International Equity Fund                        -86.38%             4.90%             3.58%
DGPF International Equity Series                       -100.00%            -1.47%            -0.55%
Fidelity VIP Growth Portfolio                           -81.23%            17.66%            15.41%
Select Growth Fund                                      -88.10%            16.93%            14.70%
Select Strategic Growth Fund                           -100.00%         N/A                 -67.84%
Core Equity Fund                                        -88.53%            12.61%            11.50%
Equity Index Fund                                       -96.55%            15.48%            14.85%
Fidelity VIP Equity-Income Portfolio                   -100.00%             4.95%             6.48%
Select Growth and Income Fund                           -98.33%             8.55%             8.43%
Fidelity VIP II Asset Manager Portfolio                -100.00%             1.42%             1.32%
Fidelity VIP High Income Portfolio                     -100.00%             4.36%             3.52%
Select Investment Grade Income Fund                    -100.00%            -8.72%            -7.04%
Government Bond Fund                                   -100.00%           -10.19%            -8.01%
Money Market Fund                                      -100.00%           -11.18%            -8.72%



The inception dates for the Sub-Accounts are: 4/6/94 for Select Aggressive Growth, Select Value Opportunity, Fidelity VIP Overseas, DGPF International Equity, Fidelity VIP Growth, Fidelity VIP Equity-Income, and Fidelity VIP High Income; 4/7/94 for Core Equity; 4/10/94 for Select Growth; 4/18/94 for Select Growth and Income; 4/20/94 for Select Investment Grade Income and Equity Index; 5/3/94 for Select International Equity; 5/4/94 for Money Market; 5/10/94 for Government Bond; 5/11/94 for Fidelity VIP II Asset Manager; 4/30/95 for Select Capital Appreciation; 6/26/95 for T. Rowe Price International Stock; and 8/27/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS, AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1999
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                    10 YEARS
                                                                                    OR LIFE
                                                                                       OF
                                                ONE-YEAR TOTAL           5          SUB-ACCOUNT
UNDERLYING FUND                                     RETURN             YEARS        (IF LESS)
Select Aggressive Growth Fund                            37.55%            22.26%     17.92%
Select Capital Appreciation Fund                         24.36%         N/A           20.37%
Select Value Opportunity Fund                            -5.46%            12.54%      9.72%
Select Emerging Markets Fund                             64.40%         N/A           65.85%
T. Rowe Price International Stock Portfolio              32.26%         N/A           14.74%
Fidelity VIP Overseas Portfolio                          41.49%            16.34%     13.86%
Select International Equity Fund                         30.66%            17.52%     14.44%
DGPF International Equity Series                         14.83%            12.23%     10.75%
Fidelity VIP Growth Portfolio                            36.34%            28.60%     24.54%
Select Growth Fund                                       28.77%            27.95%     23.94%
Select Strategic Growth Fund                             15.13%         N/A           25.72%
Core Equity Fund                                         28.30%            24.15%     21.08%
Equity Index Fund                                        19.45%            26.67%     24.15%
Fidelity VIP Equity-Income Portfolio                      5.48%            17.57%     16.70%
Select Growth and Income Fund                            17.48%            20.63%     18.48%
Fidelity VIP II Asset Manager Portfolio                  10.20%            14.61%     12.60%
Fidelity VIP High Income Portfolio                        7.29%             9.89%      8.30%
Select Investment Grade Income Fund                      -1.76%             6.44%      5.59%
Government Bond Fund                                     -0.57%             5.30%      4.99%
Money Market Fund                                         4.34%             4.54%      4.38%



The inception dates for the Sub-Accounts are: 4/6/94 for Select Aggressive Growth, Select Value Opportunity, Fidelity VIP Overseas, DGPF International Equity, Fidelity VIP Growth, Fidelity VIP Equity-Income, and Fidelity VIP High Income; 4/7/94 for Core Equity; 4/10/94 for Select Growth; 4/18/94 for Select Growth and Income; 4/20/94 for Select Investment Grade Income and Equity Index; 5/3/94 for Select International Equity; 5/4/94 for Money Market; 5/10/94 for Government Bond; 5/11/94 for Fidelity VIP II Asset Manager; 4/30/95 for Select Capital Appreciation; 6/26/95 for T. Rowe Price International Stock; and 8/27/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1999
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (non-smoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                                         10 YEARS
                                                                                          OR LIFE
                                                  ONE-YEAR TOTAL           5              OF FUND
UNDERLYING FUND                                       RETURN             YEARS           (IF LESS)
Select Aggressive Growth Fund                             -80.13%            10.44%            13.48%
Select Capital Appreciation Fund                          -92.10%         N/A                   6.31%
Select Value Opportunity Fund                            -100.00%            -1.09%             1.70%
Select Emerging Markets Fund                              -55.69%         N/A                 -47.33%
T. Rowe Price International Stock Portfolio               -84.93%             0.78%             1.38%
Fidelity VIP Overseas Portfolio                           -76.55%             3.49%             5.56%
Select International Equity Fund                          -86.38%             4.90%             3.58%
DGPF International Equity Series                         -100.00%            -1.47%             3.30%
Fidelity VIP Growth Portfolio                             -81.23%            17.66%            14.74%
Select Growth Fund                                        -88.10%            16.93%            13.00%
Select Strategic Growth Fund                             -100.00%         N/A                 -56.81%
Core Equity Fund                                          -88.53%            12.61%            11.95%
Equity Index Fund                                         -96.55%            15.48%            15.02%
Fidelity VIP Equity-Income Portfolio                     -100.00%             4.95%             9.01%
Select Growth and Income Fund                             -98.33%             8.55%             7.88%
Fidelity VIP II Asset Manager Portfolio                  -100.00%             1.42%             7.43%
Fidelity VIP High Income Portfolio                       -100.00%            -4.36%             6.66%
Select Investment Grade Income Fund                      -100.00%            -8.72%             1.40%
Government Bond Fund                                     -100.00%           -10.19%            -1.84%
Money Market Fund                                        -100.00%           -11.18%            -1.41%



The inception dates for the Underlying Funds are: 4/29/85 for Core Equity, Select Investment Grade Income and Money Market; 9/19/85 for Fidelity VIP High Income; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 1/28/87 for Fidelity VIP Overseas; 9/6/89 for Fidelity VIP II Asset Manager; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 10/29/92 for DGPF International Equity; 4/30/93 for Select Value Opportunity; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1999
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                    10 YEARS
                                                    ONE-YEAR TOTAL       5       OR LIFE OF FUND
UNDERLYING FUND                                         RETURN         YEARS        (IF LESS)
Select Aggressive Growth Fund                                37.55%    22.26%             19.84%
Select Capital Appreciation Fund                             24.36%     N/A               20.37%
Select Value Opportunity Fund                                -5.46%    12.54%             10.52%
Select Emerging Markets Fund                                 64.40%     N/A               14.19%
T. Rowe Price International Stock Portfolio                  32.26%    14.08%             12.31%
Fidelity VIP Overseas Portfolio                              41.49%    16.34%             10.31%
Select International Equity Fund                             30.66%    17.52%             14.43%
DGPF International Equity Series                             14.83%    12.23%             11.03%
Fidelity VIP Growth Portfolio                                36.34%    28.60%             18.73%
Select Growth Fund                                           28.77%    27.95%             19.40%
Select Strategic Growth Fund                                 15.13%     N/A                5.94%
Core Equity Fund                                             28.30%    24.15%             16.14%
Equity Index Fund                                            19.45%    26.67%             19.46%
Fidelity VIP Equity-Income Portfolio                          5.48%    17.57%             13.43%
Select Growth and Income Fund                                17.48%    20.63%             14.80%
Fidelity VIP II Asset Manager Portfolio                      10.20%    14.61%             12.00%
Fidelity VIP High Income Portfolio                            7.29%     9.89%             11.30%
Select Investment Grade Income Fund                          -1.76%     6.44%              6.61%
Government Bond Fund                                         -0.57%     5.30%              5.18%
Money Market Fund                                             4.34%     4.54%              4.17%



The inception dates for the Underlying Funds are: 4/29/85 for Core Equity, Select Investment Grade Income and Money Market; 9/19/85 for Fidelity VIP High Income; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 1/28/87 for Fidelity VIP Overseas; 9/6/89 for Fidelity VIP II Asset Manager; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 10/29/92 for DGPF International Equity; 4/30/93 for Select Value Opportunity; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company (the "Company") at
December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2000

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1999      1998      1997
 -------------                                      ----      ----      ----
 REVENUES
     Premiums...................................  $  954.5  $1,969.5  $1,980.4
     Universal life and investment product
       policy fees..............................     359.3     296.6     237.3
     Net investment income......................     503.1     593.9     619.5
     Net realized investment gains..............     100.3      60.9      76.3
     Other income...............................     107.3     100.0      81.5
                                                  --------  --------  --------
         Total revenues.........................   2,024.5   3,020.9   2,995.0
                                                  --------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   1,056.3   1,803.0   1,763.9
     Policy acquisition expenses................     240.9     449.6     421.8
     Sales practice litigation..................     --         31.0     --
     Loss from cession of disability income
       business.................................     --        --         53.9
     Restructuring costs........................     --          9.0     --
     Other operating expenses...................     346.3     419.7     404.0
                                                  --------  --------  --------
         Total benefits, losses and expenses....   1,643.5   2,712.3   2,643.6
                                                  --------  --------  --------
 Income from continuing operations before
  federal income taxes..........................     381.0     308.6     351.4
                                                  --------  --------  --------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      88.7      74.6      74.4
     Deferred...................................       4.3     (15.4)     14.2
                                                  --------  --------  --------
         Total federal income tax expense.......      93.0      59.2      88.6
                                                  --------  --------  --------
 Income from continuing operations before
  minority interest.............................     288.0     249.4     262.8
     Minority interest..........................     (39.9)    (55.0)    (79.4)
                                                  --------  --------  --------
 Income from continuing operations..............     248.1     194.4     183.4
 (Loss) income from operations of discontinued
  business (less applicable income taxes
  (benefit) of $(10.1), $(7.0) and $8.9 for the
  years ended December 31, 1999, 1998 and 1997,
  respectively)                                      (17.2)    (13.5)     16.6

 Loss on disposal of group life and health
  business, including provision of $72.2 for
  operating losses during phase-out period for
  the year ended December 31, 1999 (less
  applicable income tax benefit of $16.4)            (30.5)    --        --
                                                  --------  --------  --------
 Net income.....................................  $  200.4  $  180.9  $  200.0
                                                  ========  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        1999       1998
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $3,721.6 and $7,520.8)............................  $ 3,660.7  $ 7,683.9
     Equity securities at fair value (cost of $27.9 and
       $253.1)...........................................       51.4      397.1
     Mortgage loans......................................      521.2      562.3
     Policy loans........................................      170.5      154.3
     Real estate and other long-term investments.........      177.0      163.1
                                                           ---------  ---------
         Total investments...............................    4,580.8    8,960.7
                                                           ---------  ---------
   Cash and cash equivalents.............................      279.3      504.0
   Accrued investment income.............................       73.3      141.0
   Deferred policy acquisition costs.....................    1,219.5    1,161.2
   Reinsurance receivable on unpaid losses, benefits and
     unearned premiums...................................      480.3    1,136.4
   Deferred federal income taxes.........................       18.1       19.4
   Premiums, accounts and notes receivable...............       81.0      510.5
   Other assets..........................................      199.6      530.6
   Closed Block assets...................................      772.3      803.1
   Separate account assets...............................   17,629.6   13,697.7
                                                           ---------  ---------
         Total assets....................................  $25,333.8  $27,464.6
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,825.0  $ 2,802.2
     Outstanding claims, losses and loss adjustment
       expenses..........................................      218.8    2,815.9
     Unearned premiums...................................        6.6      843.2
     Contractholder deposit funds and other policy
       liabilities.......................................    2,025.5    2,637.0
                                                           ---------  ---------
         Total policy liabilities and accruals...........    5,075.9    9,098.3
                                                           ---------  ---------
   Expenses and taxes payable............................      512.0      681.9
   Reinsurance premiums payable..........................       17.9       50.2
   Trust instruments supported by funding obligations....       50.6     --
   Short-term debt.......................................     --          221.3
   Closed Block liabilities..............................      842.1      872.0
   Separate account liabilities..........................   17,628.9   13,691.5
                                                           ---------  ---------
         Total liabilities...............................   24,127.4   24,615.2
                                                           ---------  ---------
   Minority interest.....................................     --          532.9
   Commitments and contingencies (Notes 16 and 21)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,001 shares issued and outstanding...        5.0        5.0
   Additional paid-in capital............................      569.0      444.0
   Accumulated other comprehensive (loss) income.........      (14.9)     169.2
   Retained earnings.....................................      647.3    1,698.3
                                                           ---------  ---------
         Total shareholder's equity......................    1,206.4    2,316.5
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $25,333.8  $27,464.6
                                                           =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1999      1998      1997
 -------------                                    --------  --------  --------
 COMMON STOCK...................................  $    5.0  $    5.0  $    5.0
                                                  --------  --------  --------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     444.0     453.7     392.4
     Capital contribution from parent...........     125.0     --         61.3
     Loss on change of interest-Allmerica P&C...     --         (9.7)    --
                                                  --------  --------  --------
     Balance at end of period...................     569.0     444.0     453.7
                                                  --------  --------  --------

 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............     169.2     209.3     131.4
     (Depreciation) appreciation during the
       period:
       Net (depreciation) appreciation on
         available-for-sale securities..........    (298.2)    (82.4)    170.9
       Benefit (provision) for deferred federal
         income taxes...........................     105.0      28.9     (59.8)
       Minority interest........................      31.8      13.4     (33.2)
                                                  --------  --------  --------
     Distribution of subsidiaries (Note 3)......     (22.7)    --        --
                                                  --------  --------  --------
                                                    (184.1)    (40.1)     77.9
                                                  --------  --------  --------
     Balance at end of period...................     (14.9)    169.2     209.3
                                                  --------  --------  --------
 RETAINED EARNINGS
     Balance at beginning of period.............   1,698.3   1,567.4   1,367.4
     Net income.................................     200.4     180.9     200.0
     Dividend to shareholder....................     --        (50.0)    --
     Distribution of subsidiaries (Note 3)......  (1,251.4)    --        --
                                                  --------  --------  --------
     Balance at end of period...................     647.3   1,698.3   1,567.4
                                                  --------  --------  --------
         Total shareholder's equity.............  $1,206.4  $2,316.5  $2,235.4
                                                  ========  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1999     1998     1997
 -------------                                 -------  -------  ------
 Net income..................................  $ 200.4  $ 180.9  $200.0
 Other comprehensive (loss) income:
     Net (depreciation) appreciation on
       available-for-sale securities.........   (298.2)   (82.4)  170.9
     Benefit (provision) for deferred federal
       income taxes..........................    105.0     28.9   (59.8)
     Minority interest.......................     31.8     13.4   (33.2)
     Distribution of subsidiaries (Note 3)...    (22.7)   --       --
                                               -------  -------  ------
         Other comprehensive (loss) income...   (184.1)   (40.1)   77.9
                                               -------  -------  ------
 Comprehensive (loss) income.................  $ (16.3) $ 140.8  $277.9
                                               =======  =======  ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1999       1998       1997
 -------------                                 ---------  ---------  ---------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   200.4  $   180.9  $   200.0
     Adjustments to reconcile net income to
       net cash provided by operating
       activities:
         Minority interest...................       39.9       55.0       79.4
         Net realized gains..................     (100.9)     (62.7)     (77.8)
         Net amortization and depreciation...       31.5       20.7       31.6
         Deferred federal income taxes.......       20.7      (15.4)      14.2
         Sales practice litigation expense...     --           31.0     --
         Loss from exiting reinsurance
           pools.............................     --           25.3     --
         Payment related to exiting
           reinsurance pools.................     --          (30.3)    --
         Loss from cession of disability
           income business...................     --         --           53.9
         Payment related to cession of
           disability income business........     --         --         (207.0)
         Loss from disposal of group life and
           health business...................       30.5     --         --
         Change in deferred acquisition
           costs.............................     (181.6)    (185.8)    (189.7)
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................      (41.8)      56.7      (15.1)
         Change in accrued investment
           income............................        8.3        0.8        7.1
         Change in policy liabilities and
           accruals, net.....................      (15.6)     168.1     (134.9)
         Change in reinsurance receivable....      (46.3)    (115.4)      27.2
         Change in expenses and taxes
           payable...........................       79.4       (3.3)      49.4
         Separate account activity, net......        5.5      (48.5)    --
         Other, net..........................       18.5      (63.8)      20.4
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               operating activities..........       48.5       13.3     (141.3)
                                               ---------  ---------  ---------
 CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from disposals and
           maturities of available-for-sale
           fixed maturities..................    2,801.0    1,715.2    2,892.9
         Proceeds from disposals of equity
           securities........................      422.9      285.3      162.7
         Proceeds from disposals of other
           investments.......................       30.3      120.8      116.3
         Proceeds from mortgages matured or
           collected.........................      131.2      171.2      204.7
         Purchase of available-for-sale fixed
           maturities........................   (2,227.3)  (2,374.5)  (2,596.0)
         Purchase of equity securities.......      (78.9)    (119.9)     (67.0)
         Purchase of other investments.......     (140.6)    (274.4)    (175.0)
         Capital expenditures................      (29.2)     (22.3)     (15.3)
         Purchase of minority interest in
           Citizens Corporation..............     --         (195.9)    --
         Distribution of subsidiaries........     (202.2)    --         --
         Other investing activities, net.....     --           26.7        1.3
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               investing activities..........      707.2     (667.8)     524.6
                                               ---------  ---------  ---------

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

 CASH FLOWS FROM FINANCING ACTIVITIES
         Deposits and interest credited to
           contractholder deposit funds......    1,514.6    1,419.2      457.6
         Withdrawals from contractholder
           deposit funds.....................   (2,037.5)    (625.0)    (647.1)
         Change in trust agreements supported
           by funding agreements.............       50.6     --         --
         Change in short-term debt...........     (180.9)     188.3       (5.4)
         Change in long-term debt............     --           (2.6)      (0.1)
         Dividend paid to shareholder........     --          (50.0)      (9.4)
         Contribution from parent............       36.0     --            0.1
         Subsidiary treasury stock purchased,
           at cost...........................     (350.0)      (1.0)    (140.0)
                                               ---------  ---------  ---------
             Net cash (used in) provided by
               financing activities..........     (967.2)     928.9     (344.3)
                                               ---------  ---------  ---------
 Net change in cash and cash equivalents.....     (211.5)     274.4       39.0
 Net change in cash held in the Closed
  Block......................................      (13.2)      15.7       (1.0)
 Cash and cash equivalents, beginning of
  period.....................................      504.0      213.9      175.9
                                               ---------  ---------  ---------
 Cash and cash equivalents, end of period....  $   279.3  $   504.0  $   213.9
                                               =========  =========  =========
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     3.1  $     7.3  $     3.6
     Income taxes paid.......................  $    24.0  $   135.3  $    66.3

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

Prior to July 1, 1999, the consolidated financial statements of FAFLIC included the accounts of its wholly-owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory services), Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (an 85.0%-owned non-insurance holding company), and various other non-insurance subsidiaries.

Effective July 1, 1999, AFC made certain changes to its corporate structure (Note 3). These changes included the transfer of the Company's ownership of Allmerica P&C and its subsidiaries, as well as several other non-insurance subsidiaries from the Company to AFC. In exchange, AFC contributed capital to the Company and agreed to maintain the Company's statutory surplus at specified levels during the following 6 years. Comparability between current and prior period financial statements and footnotes has been significantly impacted by the Company's divestiture of these subsidiaries during 1999, as disclosed in Note 3.

The Closed Block (Note 1B) assets and liabilities at December 31, 1999 and 1998 are presented in the consolidated balance sheets as single line items. The contribution from the Closed Block is included in the consolidated statements of income in other income. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1999, 1998 and 1997, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

On or about December 3, 1998, the Company acquired all of the outstanding common stock of Citizens Corporation (formerly an 82.5% owned non-insurance subsidiary of The Hanover Insurance Company ("Hanover"), a wholly-owned subsidiary of Allmerica P&C) that it did not already own in exchange for cash of $195.9 million (Note 4). The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

Prior to the July 1, 1999 changes in AFC's corporate structure, minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, Hanover. Hanover's wholly-owned subsidiary is Citizens Corporation, the holding company for Citizens. Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

The Company established and began operating a closed block ("the Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commonwealth of Massachusetts Insurance Commissioner ("the Insurance Commissioner") consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of shareholders' equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted a plan to dispose of all real estate assets. As of December 31, 1999, there were 2 properties remaining in the Company's real estate portfolio, both of which are being actively marketed. These assets are carried at the estimated fair value less costs of disposal. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge the foreign currency exchange risk associated with investment securities are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk associated with funding agreements are accounted for using the fair value method, with changes in fair value reported in other operating income consistent with the underlying hedged trust obligation liability. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Default swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value, if any, reported in realized investment gains and losses in earnings. Premium paid to the Company on default swap contracts is reported in net investment income in earnings. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized investment gains and

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

losses in earnings. Any ineffective swaps or futures hedges are recognized currently in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6.0% for life insurance and 2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts ("GICs"), deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Prior to the merger on July 16, 1997, Allmerica P&C and its subsidiaries filed a separate United States federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

L.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. This statement is effective for fiscal years beginning after June 15, 2000. The Company is currently assessing the impact of the adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter of 1998, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $12.4 million through December 31, 1998. The adoption of SOP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the AICPA issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement did not have a material effect on the results of operations or financial position of the Company.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 131 for the first quarter of 1998, which resulted in certain segment re-definitions, which have no impact on the consolidation results of operations (See Note 15).

In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("Statement No. 130"). Statement
No. 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

M.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation, resulting primarily from the reporting of Discontinued Operations as disclosed in Note 2.

2.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premium in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. On October 6, 1999, the Company entered into an agreement with Great-West Life and Annuity Insurance Company of Denver,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

which provides for the sale of the Company's EBS business effective March 1, 2000. The Company has recorded a $30.5 million loss, net of taxes, on the disposal of its group life and health business. Subsequent to the June 30, 1999 measurement date, operations from the discontinued business generated losses of approximately $8.7 million, net of taxes.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 1999, the discontinued segment had assets of approximately $531.1 million consisting primarily of invested assets, premiums and fees receivable, and reinsurance recoverables, and liabilities of approximately $482.5 million consisting primarily of policy liabilities. Revenues for the discontinued operations were $361.1 million, $398.5 million, and $389.2 million for the years ended December 31, 1999, 1998 and 1997, respectively.

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes included transfer of the Company's ownership of Allmerica P&C and all of its subsidiaries, as well as certain other non-insurance subsidiaries, from FAFLIC to AFC, referred to as the "distribution of subsidiaries". The Company retained its ownership of its primary insurance subsidiary, AFLIAC and certain broker dealer and investment management and advisory subsidiaries. AFC contributed capital to FAFLIC in the amount of $125.0 million, consisting of cash and securities of $36.0 million and $89.0 million, respectively, and agreed to maintain the Company's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 requires the prior approval of the Commonwealth of Massachusetts Insurance Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the subsidiaries transferred from FAFLIC on July 1, 1999 was $1,274.1 million. As of June 30, 1999, the transferred subsidiaries had total assets of $5,334.1 million, including cash and cash equivalents of $202.2 million, and total revenue of $1,196.5 million.

The Company's consolidated results of operations in 1999 include $107.2 million of net income associated with these subsidiaries through June 30, 1999. The unaudited pro forma information below presents consolidated results of operations as if the reorganization had occurred at the beginning of 1998.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the Company had the transfer occurred at the beginning of 1998, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Revenue.....................................................  $828.0  $750.2
                                                              ======  ======
Net realized capital (losses) gains included in revenue.....   (11.8)   19.6
                                                              ======  ======
Income from continuing operations before taxes..............   192.1   141.2
Income taxes................................................    51.2    41.2
                                                              ------  ------
Net income from continuing operations.......................  $140.9   100.0
(Loss) from operations of discontinued business (less
 applicable income taxes (benefit) of $(10.4), $(7.0) and
 $8.9 for the years ended December 31, 1999, 1998 and 1997,
 respectively...............................................   (17.2)  (13.5)

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
(Loss) on disposal of group life and health business,
 including provision of $72.2 for operating losses during
 phase-out period for the tear ended December 31, 1999 (less
 applicable income tax benefit of $16.4)....................   (30.5)   --
                                                              ------  ------
Net income..................................................  $ 93.2  $ 86.5
                                                              ======  ======

4.  ACQUISITION OF MINORITY INTEREST OF CITIZENS CORPORATION

On December 3, 1998 Citizens Acquisition Corporation, a wholly-owned subsidiary of the Allmerica P&C, completed a cash tender offer to acquire the outstanding shares of Citizens Corporation common stock that AFC or its subsidiaries did not already own at a price of $33.25 per share. Approximately 99.8% of publicly held shares of Citizens Corporation common stock were tendered. On December 14, 1998, the Company completed a short-form merger, acquiring all shares of common stock of Citizens Corporation not purchased in its tender offer, through the merger of its wholly-owned subsidiary, Citizens Acquisition Corporation with Citizens Corporation at a price of $33.25 per share. Total consideration for the transactions amounted to $195.9 million. The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

The Company's consolidated results of operations include minority interest in Citizens Corporation prior to December 3, 1998. The unaudited pro forma information below presents consolidated results of operation as if the acquisition had occurred at the beginning of 1997.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the acquisition occurred at the beginning of 1997, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998      1997
-------------                                                 --------  --------
Revenue.....................................................  $3,006.6  $2,977.1
                                                              ========  ========
Net realized capital gains included in revenue..............  $   58.1  $   71.6
                                                              ========  ========
Income before taxes and minority interest...................     293.4     332.5
Income taxes................................................     (54.2)    (82.4)
Minority Interest:
  Equity in earnings........................................     (42.6)    (64.1)
                                                              --------  --------
Net income..................................................  $  196.6  $  186.0
                                                              ========  ========

5.  OTHER SIGNIFICANT TRANSACTIONS

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated reinsurer. The reinsurance agreement provides accident year coverage for the three years 1999 to 2001 for the Company's property and casualty business, and is subject to cancellation or commutation annually at the Company's option. The program covers losses and allocated loss adjustment

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

expenses, including those incurred but not yet reported, in excess of a specified whole account loss and allocated LAE ratio. The annual and aggregate coverage limits for losses and allocated LAE are $150.0 million and $300.0 million, respectively. The effect of this agreement on results of operations in each reporting period is based on losses and allocated LAE ceded, reduced by a sliding scale premium of 50.0-67.0% depending on the size of the loss, and increased by a ceding commission of 20.0% of ceded premium. In addition, net investment income is reduced for amounts credited to the reinsurer. Prior to the AFC corporate reorganization, the Company recognized a net benefit of $16.9 million as a result of this agreement, based on year-to-date and annual estimates of losses and allocated loss adjustment expenses for accident year 1999.

On October 29, 1998, the Company announced that it had adopted a formal restructuring plan for its Risk Management business. As part of this initiative, the segment consolidated its property and casualty field support activities from fourteen regional branches into three hub locations. As a result of the Company's restructuring initiative, it recognized a pretax loss of $9.0 million, in the fourth quarter of 1998.

Approximately $4.8 million of this loss relates to severance and other employee related costs resulting from the elimination of 306 positions, of which 207 and 106 employees had been terminated as of December 31, 1999 and 1998, respectively. In addition, lease cancellations and contract terminations resulted in losses of approximately $2.5 million and $1.7 million, respectively. The Company made payments of approximately $4.2 million and $0.1 million through June 30, 1999 and in 1998, respectively, related to this restructuring initiative.

Effective July 1, 1998, the Company entered into a reinsurance agreement with a highly rated reinsurer that cedes current and future underwriting losses, including unfavorable development of prior year reserves, up to a $40.0 million maximum, relating to the Company's reinsurance pool business. These pools consist primarily of the Company's assumed stop loss business, small group managed care pools, long-term disability and long-term care pools, student accident and special risk business. The agreement is consistent with management's decision to exit this line of business, which the Company expects to run-off over the next three years. As a result of this transaction, the Company recognized a $25.3 million pre-tax loss in the third quarter of 1998. This loss is reported in 1999 as part of the discontinued operations of the Company.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on substantially all of the universal life and variable universal life blocks of business. The agreement did not have a material effect on its results of operations or financial position.

In 1999, 1998 and 1997, Allmerica P&C redeemed 8,662.7, 3,289.5 and 5,735.3 shares, respectively, of its issued and outstanding common stock owned by AFC for $350.0 million, $125.0 million and $195.0 million, respectively, thereby increasing the Company's total ownership to 84.5% as of June 30, 1999. The increases in the Company's ownership of Allmerica P&C through June 30, 1999, and for 1998 and 1997 were 14.5%, 4.3% and 6.3%, respectively. The 1999 transaction consisted of cash and cash equivalents. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash. The 1997 transaction consisted of $55.0 million of securities and $140.0 million of cash.

The merger of Allmerica P&C and a wholly-owned subsidiary of AFC was consummated on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that FAFLIC did not already own in exchange for cash of $425.6 million and approximately 9.7 million shares of AFC stock valued at $372.5 million. At consummation of this transaction AFC owned 59.5% through FAFLIC and 40.5% directly. The merger has been recognized as a purchase. Total consideration of approximately $798.1 million

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

has been allocated to the minority interest in the assets and liabilities based on estimates of their fair values. The minority interest acquired totaled $703.5 million. A total of $90.6 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

6.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   62.6     $  1.0      $  0.5    $   63.1
States and political subdivisions.......      13.5        0.1         0.1        13.5
Foreign governments.....................      80.0        2.1         0.1        82.0
Corporate fixed maturities..............   3,206.5       63.2       116.9     3,152.8
Mortgage-backed securities..............     359.0        1.3        11.0       349.3
                                          --------     ------      ------    --------
Total fixed maturities..................  $3,721.6     $ 67.7      $128.6    $3,660.7
                                          ========     ======      ======    ========
Equity securities.......................  $   27.9     $ 24.7      $  1.2    $   51.4
                                          ========     ======      ======    ========

                                                             1998
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $  192.8     $ 12.0      $ 24.5    $  180.3
States and political subdivisions.......   2,408.9       83.0         5.2     2,486.7
Foreign governments.....................     107.9        7.7         4.5       111.1
Corporate fixed maturities..............   4,293.3      167.8        81.9     4,379.2
Mortgage-backed securities..............     517.9       11.5         2.8       526.6
                                          --------     ------      ------    --------
Total fixed maturities..................  $7,520.8     $282.0      $118.9    $7,683.9
                                          ========     ======      ======    ========
Equity securities.......................  $  253.1     $151.1      $  7.1    $  397.1
                                          ========     ======      ======    ========

(1) Amortized cost for fixed maturities and cost for equity securities.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1999, the amortized cost and market value of these assets on deposit in New York were $196.4 million and $193.0 million, respectively. At December 31, 1998, the amortized cost and market value of assets on deposit were $268.5 million and $284.1 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $18.3 million and $105.4 million were on deposit with various state and governmental authorities at December 31, 1999 and 1998, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1999.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     1999
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  224.4   $  225.7
Due after one year through five years.......................   1,324.0    1,328.4
Due after five years through ten years......................   1,409.1    1,369.9
Due after ten years.........................................     764.1      736.7
                                                              --------   --------
Total.......................................................  $3,721.6   $3,660.7
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1999
Net appreciation, beginning of year.........................    $ 79.0       $ 90.2      $169.2
                                                                ------       ------      ------
Net (depreciation) appreciation on available-for-sale
 securities.................................................    (254.4)      (122.3)     (376.7)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      78.5       --            78.5
Provision for deferred federal income taxes and minority
 interest...................................................      72.1         64.7       136.8
Distribution of subsidiaries (See Note 3)...................      (5.6)       (17.1)      (22.7)
                                                                ------       ------      ------
                                                                (109.4)       (74.7)     (184.1)
                                                                ------       ------      ------
Net appreciation, end of year...............................    $(30.4)      $ 15.5      $(14.9)
                                                                ======       ======      ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1998
Net appreciation, beginning of year.........................    $122.6       $ 86.7      $209.3
                                                                ------       ------      ------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (99.3)         4.4       (94.9)
Appreciation due to Allmerica P&C purchase of minority in
 interest of Citizens.......................................      10.7         10.7        21.4
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       6.3       --             6.3
Provision for deferred federal income taxes and minority
 interest...................................................      38.7        (11.6)       27.1
                                                                ------       ------      ------
                                                                 (43.6)         3.5       (40.1)
                                                                ------       ------      ------
Net appreciation, end of year...............................    $ 79.0       $ 90.2      $169.2
                                                                ======       ======      ======

1997
Net appreciation, beginning of year.........................    $ 71.3       $ 60.1      $131.4
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      83.2         (5.9)       77.3
Appreciation due to AFC purchase of minority interest of
 Allmerica P&C..............................................      50.7         59.6       110.3
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (16.7)      --           (16.7)
Provision for deferred federal income taxes and minority
 interest...................................................     (65.9)       (27.1)      (93.0)
                                                                ------       ------      ------
                                                                  51.3         26.6        77.9
                                                                ------       ------      ------
Net appreciation, end of year...............................    $122.6       $ 86.7      $209.3
                                                                ======       ======      ======

(1) Includes net (depreciation) appreciation on other investments of $(1.1) million, $0.8 million, and $1.8 million, in 1999, 1998, and 1997, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were $533.6 million and $582.7 million at December 31, 1999 and 1998, respectively. Reserves for mortgage loans were $5.8 million and $11.5 million at December 31, 1999 and 1998, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets. At December 31, 1999, there were 2 properties remaining in the Company's real estate portfolio which are being actively marketed. Depreciation is not recorded on these assets while they are held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1999, 1998 and 1997.

There were no material contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1999.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Property type:
  Office building...........................................  $301.5  $304.4
  Residential...............................................    50.3    52.8
  Retail....................................................    92.2   108.5
  Industrial/warehouse......................................    83.6   110.0
  Other.....................................................    11.8    18.5
  Valuation allowances......................................    (5.8)  (11.5)
                                                              ------  ------
Total.......................................................  $533.6  $582.7
                                                              ======  ======
Geographic region:
  South Atlantic............................................  $132.2  $136.1
  Pacific...................................................   133.6   155.1
  East North Central........................................    62.5    80.5
  Middle Atlantic...........................................    50.3    61.2
  West South Central........................................    90.8    54.7
  New England...............................................    40.7    60.7
  Other.....................................................    29.3    45.9
  Valuation allowances......................................    (5.8)  (11.5)
                                                              ------  ------
Total.......................................................  $533.6  $582.7
                                                              ======  ======

At December 31, 1999, scheduled mortgage loan maturities were as follows: 2000 -- $108.1 million; 2001 -- $33.9 million; 2002 -- $27.5 million; 2003 -- $40.6 million; 2004 -- $76.4 million; and $234.7 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1999, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                           BALANCE AT
(IN MILLIONS)                                                 JANUARY 1   PROVISIONS  WRITE-OFFS  DECEMBER 31
-------------                                                 ----------  ----------  ----------  ------------
1999
Mortgage loans..............................................    $11.5       $(2.4)      $ 3.3         $ 5.8
                                                                =====       =====       =====         =====
1998
Mortgage loans..............................................    $20.7       $(6.8)      $ 2.4         $11.5
                                                                =====       =====       =====         =====
1997
Mortgage loans..............................................    $19.6       $ 2.5       $ 1.4         $20.7
Real estate.................................................     14.9         6.0        20.9        --
                                                                -----       -----       -----         -----
Total.......................................................    $34.5       $ 8.5       $22.3         $20.7
                                                                =====       =====       =====         =====

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Provisions on mortgages during 1999 and 1998 reflect the release of redundant specific reserves. Write-offs of $20.9 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less costs to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $18.0 million and $22.0 million, with related reserves of $0.8 million and $6.0 million as of December 31, 1999 and 1998, respectively. All impaired loans were reserved for as of December 31, 1999 and 1998.

The average carrying value of impaired loans was $21.0 million, $26.1 million and $30.8 million, with related interest income while such loans were impaired of $2.1 million, $3.2 million and $3.2 million as of December 31, 1999, 1998 and 1997, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs") and other funding agreements. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

The notional amount of futures contracts outstanding was $37.1 million and $92.7 million at December 31, 1999 and 1998, respectively. The notional amounts of the contracts represent the extent of the Company's investment but not future cash requirements, as the Company generally settles open positions prior to maturity. The maturity of all futures contracts outstanding is less than one year. The fair value of futures contracts outstanding was $36.8 million and $92.5 million at December 31, 1999 and 1998, respectively.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. Deferred hedging losses were $0.9 million and $1.8 million in 1999 and 1998, respectively. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately. There was $0.1 million of gains realized on ineffective hedges in 1998. There were no gains or losses in 1999 and 1997.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998      1997
-------------                                                 ---------  ---------  ------
Contracts outstanding, beginning of year....................  $    92.7  $  --      $(33.0)
New contracts...............................................      947.0    1,117.5    (0.2)
Contracts terminated........................................   (1,002.6)  (1,024.8)   33.2
                                                              ---------  ---------  ------
Contracts outstanding, end of year..........................  $    37.1  $    92.7  $ --
                                                              =========  =========  ======

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts with swap counterparties to hedge foreign currency exposure on specific fixed income securities. Additionally, in 1999, the Company entered into a foreign

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

currency swap contract to hedge foreign currency exposure on specific fixed rate funding agreements. Interest and principal related to foreign fixed income securities and liabilities payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment in U.S dollars translated at a specific currency exchange rate. The primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange, as indicated by the fair value of the contract. The fair values of the foreign currency swap contracts outstanding were $(4.7) million and $1.2 million at December 31, 1999 and 1998, respectively. Changes in the fair value of contracts hedging fixed income securities are reported as an unrealized gain or loss, consistent with the underlying hedged security. Changes in fair value of contracts hedging fixed rate funding agreements are reported as other operating income, consistent with the underlying hedged liability. The net decrease in other operating income related to these contracts was $2.6 million in 1999. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1999, 1998 and 1997. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on foreign currency swap contracts in 1999 or 1998.

A reconciliation of the notional amount of foreign currency swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999   1998    1997
-------------                                                 ------  -----  ------
Contracts outstanding, beginning of year....................  $ 42.6  $42.6  $ 47.6
New contracts...............................................    52.9   --       5.0
Contracts expired...........................................   (24.0)  --     (10.0)
                                                              ------  -----  ------
Contracts outstanding, end of year..........................  $ 71.5  $42.6  $ 42.6
                                                              ======  =====  ======

Expected maturities of foreign currency swap contracts outstanding at December 31, 1999 are $8.3 million in 2000, $52.9 million in 2001 and $10.3 million thereafter. There are no expected maturities of such foreign currency swap contracts in 2002, 2003 and 2004.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate GIC liabilities that are matched with fixed rate securities, the Company manages the interest rate risk by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1999 and 1998 were net payables of $4.2 million and $3.9 million, respectively. The Company does not require collateral or other security to support financial instruments with credit risk.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The decrease in net investment income related to interest rate swap contracts was $7.0 million, $2.8 million and $0.4 million for the years ended December 31, 1999, 1998 and 1997, respectively. The fair value of interest rate swap contracts outstanding was $33.1 million and $(28.3) million at December 31, 1999 and 1998, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with the gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 1999 or 1998.

A reconciliation of the notional amount of interest rate swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999      1998     1997
-------------                                                 --------  --------  ------
Contracts outstanding, beginning of year....................  $1,112.6  $  244.1  $  5.0
New contracts...............................................     905.4     873.5   244.7
Contracts terminated........................................    (888.5)    --       --
Contracts expired...........................................     (80.0)     (5.0)   (5.6)
Distribution of subsidiaries (Note 3).......................     (23.6)    --       --
                                                              --------  --------  ------
Contracts outstanding, end of year..........................  $1,025.9  $1,112.6  $244.1
                                                              ========  ========  ======

Expected maturities of interest rate swap contracts outstanding at December 31, 1999 are $44.0 million in 2000, $43.1 million in 2001, $83.5 million in 2002,
$536.0 million in 2003, and $319.3 million in 2004. There are no expected maturities of such interest rate swap contracts thereafter.

G.  OTHER SWAP CONTRACTS

The Company enters into insurance portfolio-linked and credit default swap contracts for investment purposes. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with insurance portfolio-linked swap contracts is the inability of the counterparty to meet its obligation. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts, and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1999, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.3) million and $(0.1) million at December 31, 1999 and 1998, respectively. The net amount receivable or payable under insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net (decrease) increase in realized investment gains related to these contracts was $(0.2) million, $1.0 million and $(1.4) million for the years ended December 31, 1999, 1998 and 1997, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The stated annual premium under credit default swap contracts is recognized currently in net investment income. The net increase to investment income related to credit default swap contracts was $0.4 million and $0.2 million for the years ended December 31, 1999 and 1998, respectively. There was no net investment income recognized in 1997.

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999     1998    1997
-------------                                                 -------  ------  -------
Contracts outstanding, beginning of year....................  $ 255.0  $ 15.0  $  58.6
New contracts...............................................     50.0   266.3    192.1
Contracts expired...........................................   (115.0)  (26.3)  (211.6)
Contracts terminated........................................    --       --      (24.1)
                                                              -------  ------  -------
Contracts outstanding, end of year..........................  $ 190.0  $255.0  $  15.0
                                                              =======  ======  =======

Expected maturities of other swap contracts outstanding at December 31, 1999 are as follows: $140.0 million in 2000 and $50.0 million in 2001. There are no expected maturities of such other swap contracts in 2002, 2003, 2004 and thereafter.

H.  OTHER

At December 31, 1999 and 1998, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

7.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Fixed maturities............................................  $415.7  $509.6  $523.3
Mortgage loans..............................................    45.5    57.6    57.1
Equity securities...........................................     1.7     7.2    10.5
Policy loans................................................    12.7    11.9    10.9
Real estate and other long-term investments.................    14.4     7.0    31.5
Short-term investments......................................    26.6    15.6     9.9
                                                              ------  ------  ------
Gross investment income.....................................   516.6   608.9   643.2
Less investment expenses....................................   (13.5)  (15.0)  (23.7)
                                                              ------  ------  ------
Net investment income.......................................  $503.1  $593.9  $619.5
                                                              ======  ======  ======

At December 31, 1999, the company had fixed maturities with a carrying value of $1.0 million on non-accrual status. There were no mortgage loans on non-accrual status at December 31, 1999. At December 31, 1998, there was one mortgage loan on non-accrual status which had an outstanding principal balance of $4.3 million. This loan was restructured and fully impaired. There were no fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

accordance with the original terms of the investments, was a reduction in net income by $1.4 million in 1999, and had no impact in 1998 and 1997.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $18.8 million, $28.7 million and $40.3 million at December 31, 1999, 1998 and 1997, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $2.5 million, $3.3 million and $3.9 million in 1999, 1998 and 1997, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $3.3 million and $4.2 million in 1999, 1998 and 1997, respectively.

There were no mortgage loans which were non-income producing for the year ended December 31, 1999. There were, however, fixed maturities with a carrying value of $0.3 million which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $6.6 million in 1999, losses of $6.3 million in 1998, and income of $7.6 million in 1997.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998   1997
-------------                                                 ------  ------  -----
Fixed maturities............................................  $(52.0) $(11.6) $14.2
Mortgage loans..............................................     2.5     8.8   (1.2)
Equity securities...........................................   141.3    63.7   53.5
Real estate and other.......................................     8.5    --      9.8
                                                              ------  ------  -----
Net realized investment gains...............................  $100.3  $ 60.9  $76.3
                                                              ======  ======  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS   GROSS
(IN MILLIONS)                                                     SALES      GAINS   LOSSES
-------------                                                 -------------  ------  ------
1999
Fixed maturities............................................    $1,480.5     $  9.2  $ 27.1
Equity securities...........................................       421.2      149.0     7.6

1998
Fixed maturities............................................    $  979.2     $ 17.9  $ 11.3
Equity securities...........................................       258.7       72.8     9.0

1997
Fixed maturities............................................    $1,870.7     $ 27.0  $ 15.9
Equity securities...........................................       144.9       55.5     1.2

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  OTHER COMPREHENSIVE (LOSS) INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the Consolidated Statements of Comprehensive (Loss)
Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999      1998     1997
-------------                                                 --------  --------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period,
 (includes $22.7 resulting from the distribution of
 subsidiaries in 1999, net of taxes (benefit) and minority
 interest of $(103.3) million, $(20.8) million and $123.7
 million in 1999, 1998 and 1997, respectively)..............  $ (121.9) $   (6.8) $115.5
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes and minority interest
 of $33.5 million, $21.5 million and $30.7 million in 1999,
 1998 and 1997, respectively)...............................     (62.2)     33.3    37.6
                                                              --------  --------  ------
Other comprehensive (loss) income...........................  $ (184.1) $  (40.1) $ 77.9
                                                              ========  ========  ======

8.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Included in the fair value of fixed maturities are swap contracts used to hedge fixed maturities with a fair value of $31.1 million and $(27.1) million at December 31, 1999 and 1998, respectively. In addition, the Company held futures contracts with a carrying value of $(0.9) million and $(1.8) million at December 31, 1999 and 1998, respectively. The fair value of these contracts was $36.8 million and $92.5 million at December 31, 1999 and 1998, respectively.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits. All other liabilities are based on surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     1999                1998
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  279.3  $  279.3  $  504.0  $  504.0
  Fixed maturities..........................................   3,660.7   3,660.7   7,683.9   7,683.9
  Equity securities.........................................      51.4      51.4     397.1     397.1
  Mortgage loans............................................     521.2     521.9     562.3     587.1
  Policy loans..............................................     170.5     170.5     154.3     154.3
                                                              --------  --------  --------  --------
                                                              $4,683.1  $4,683.8  $9,301.6  $9,326.4
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,316.0  $1,341.4  $1,791.8  $1,830.8
  Supplemental contracts without life contingencies.........      48.8      48.8      37.3      37.3
  Dividend accumulations....................................      88.1      88.1      88.4      88.4
  Other individual contract deposit funds...................      48.4      48.2      61.6      61.1
  Other group contract deposit funds........................     602.9     583.5     700.4     704.0
  Individual fixed annuity contracts........................   1,092.5   1,057.1   1,110.6   1,073.6
  Trust instruments supported by funding obligations........      50.6      49.6     --        --
  Short-term debt...........................................     --        --        221.3     221.3
                                                              --------  --------  --------  --------
                                                              $3,247.3  $3,216.7  $4,011.4  $4,016.5
                                                              ========  ========  ========  ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.  CLOSED BLOCK

Included in other income in the Consolidated Statements of Income in 1999, 1998 and 1997 is a net pre-tax contribution from the Closed Block of $13.8 million, $10.4 million and $9.1 million, respectively. Summarized financial information of the Closed Block as of December 31, 1999 and 1998 and for the periods ended December 31, 1999, 1998 and 1997 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $387.4
    and $399.1
    respectively)...........................................  $372.9  $414.2
  Mortgage loans............................................   136.3   136.0
  Policy loans..............................................   201.1   210.9
  Cash and cash equivalents.................................    22.6     9.4
  Accrued investment income.................................    14.0    14.1
  Deferred policy acquisition costs.........................    13.1    15.6
  Other assets..............................................    12.3     2.9
                                                              ------  ------
Total assets................................................  $772.3  $803.1
                                                              ======  ======
Liabilities
  Policy liabilities and accruals...........................  $835.2  $862.9
  Other liabilities.........................................     6.9     9.1
                                                              ------  ------
Total liabilities...........................................  $842.1  $872.0
                                                              ======  ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Revenues
  Premiums and other income.................................  $ 52.1  $ 55.4  $ 58.3
  Net investment income.....................................    53.8    53.3    53.4
  Realized investment (loss) gain...........................    (0.6)    0.1     1.3
                                                              ------  ------  ------
Total revenues..............................................   105.3   108.8   113.0
                                                              ------  ------  ------
Benefits and expenses
  Policy benefits...........................................    88.9    95.0   100.5
  Policy acquisition expenses...............................     2.5     2.7     3.0
  Other operating expenses..................................     0.1     0.7     0.4
                                                              ------  ------  ------
Total benefits and expenses.................................    91.5    98.4   103.9
                                                              ------  ------  ------
Contribution from the Closed Block..........................  $ 13.8  $ 10.4  $  9.1
                                                              ======  ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999     1998     1997
-------------                                                 -------  -------  -------
Cash flows
  Cash flows from operating activities:
  Contribution from the Closed Block........................  $  13.8  $  10.4  $   9.1
  Change in:
    Deferred policy acquisition costs, net..................      2.5      2.6      2.9
    Premiums and other receivables..........................    --         0.3    --
    Policy liabilities and accruals.........................    (13.1)   (13.5)   (11.6)
    Accrued investment income...............................      0.1        -      0.2
    Deferred taxes..........................................    --         0.1     (5.1)
    Other assets............................................     (8.3)     2.4     (2.9)
    Expenses and taxes payable..............................     (2.9)    (2.9)    (2.0)
    Other, net..............................................      0.8     (0.1)    (1.2)
                                                              -------  -------  -------
  Net cash used in operating activities.....................     (7.1)    (0.7)   (10.6)
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........    139.0     83.6    161.6
    Purchases of investments................................   (128.5)  (106.5)  (161.4)
    Other, net..............................................      9.8      7.9     11.4
                                                              -------  -------  -------
  Net cash provided by (used in) investing activities.......     20.3    (15.0)    11.6
                                                              -------  -------  -------
Net increase (decrease) in cash and cash equivalents........     13.2    (15.7)     1.0
Cash and cash equivalents, beginning of year................      9.4     25.1     24.1
                                                              -------  -------  -------
Cash and cash equivalents, end of year......................  $  22.6  $   9.4  $  25.1
                                                              =======  =======  =======

There were no valuation allowances on mortgage loans in the Closed Block at December 31, 1999, 1998 or 1997, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

10.  DEBT

Short-term debt consisted of the following:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Short-term
  Commercial paper..........................................  $ --    $ 41.3
  Borrowings under bank credit facility.....................    --     150.0
  Repurchase agreements.....................................    --      30.0
                                                              ------  ------
Total short-term debt.......................................  $ --    $221.3
                                                              ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by a credit agreement. At December 31, 1999, there was no commercial paper outstanding.

Effective December 4, 1998, the Company entered into a credit agreement that expired on February 5, 1999. Borrowings under this agreement were unsecured and incurred interest at a rate per annum equal to the eurodollar rate plus applicable margin. Borrowings outstanding under this credit facility at December 31, 1998 were $150.0 million. These borrowings were repaid in February 1999.

The company utilizes repurchase agreements to finance certain transactions and had approximately $30 million in such agreements outstanding at December 31,1998. There were no repurchase agreements outstanding at December 31, 1999.

In 1999, there was no interest expense related to borrowings under the credit agreement. Interest expense related to borrowings under the credit agreement was approximately $0.7 million and $2.8 million in 1998 and 1997, respectively. All interest expense is recorded in other operating expenses.

In October, 1995, AFC issued Senior Debentures with a face value of $200.0 million, pay interest at a rate of 7 5/8%, and mature on October 16, 2025. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC and Allmerica P&C.

11.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) on continuing operations in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Federal income tax expense (benefit)
  Current...................................................  $88.7   $ 74.6  $74.4
  Deferred..................................................    4.3    (15.4)  14.2
                                                              -----   ------  -----
Total.......................................................  $93.0   $ 59.2  $88.6
                                                              =====   ======  =====

The federal income taxes attributable to the consolidated results of continuing operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999     1998    1997
-------------                                                 --------  ------  ------
Expected federal income tax expense on continuing
  operations................................................   $133.9   $107.9  $122.9
  Tax-exempt interest.......................................    (24.2)   (38.9)  (37.9)
  Dividend received deduction...............................    --        (5.1)   (3.2)
  Changes in tax reserve estimates..........................     (8.7)     2.3     7.8
  Tax credits...............................................     (8.5)    (8.5)   (2.7)
  Other, net................................................      0.5      1.5     1.7
                                                               ------   ------  ------
Federal income tax expense on continuing operations.........   $ 93.0   $ 59.2  $ 88.6
                                                               ======   ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The deferred income tax (asset) liability represents the tax effects of temporary differences attributable to the Company's consolidated federal tax return group. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Deferred tax (assets) liabilities
  AMT carryforwards.........................................  $ --       $ (16.8)
  Loss reserve discounting..................................   (283.5)    (406.6)
  Deferred acquisition costs................................    355.7      345.8
  Employee benefit plans....................................    (52.0)     (45.3)
  Investments, net..........................................    (19.5)     121.7
  Bad debt reserve..........................................    --          (1.8)
  Litigation reserve........................................     (6.0)     (10.9)
  Discontinued operations...................................    (11.7)     --
  Other, net................................................     (1.1)      (5.5)
                                                              -------    -------
Deferred tax asset, net.....................................  $ (18.1)   $ (19.4)
                                                              =======    =======

Gross deferred income tax assets totaled $515.8 million and $486.9 millions at December 31, 1999 and 1998, respectively. Gross deferred income tax liabilities totaled $497.7 million and $467.5 million at December 31, 1999 and 1998, respectively.

The Company believes, based on the its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 1999 there are no available alternative minimum tax credit carryforwards.

The Company's federal income tax returns are routinely audited by the Internal Revenue Services ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992, 1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

12.  PENSION PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple benefit plans to employees and agents of these affiliated Companies, including retirement plans. The salaries of employees and agents covered by these plans and the expenses of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FAFLIC provides retirement benefits to substantially all of its employees under a defined benefit pension plan. This plan is based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1999, 1998 and 1997 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Service cost -- benefits earned during the year.............  $  19.3    $  19.0    $  19.9
Interest cost...............................................     26.5       25.5       23.5
Expected return on plan assets..............................    (38.9)     (34.9)     (31.2)
Recognized net actuarial loss...............................      0.4        0.4        0.1
Amortization of transition asset............................     (1.4)      (1.8)      (1.9)
Amortization of prior service cost..........................     (2.2)      (1.7)      (2.0)
                                                              -------    -------    -------
  Net periodic pension cost.................................  $   3.7    $   6.5    $   8.4
                                                              =======    =======    =======

In 1999, subsequent to the AFC corporate reorganization, approximately $1.7 million of the net periodic pension cost was allocated to the distributed subsidiaries.

The following table summarizes the status of the plan. At December 31, 1999 and 1998 the plans' assets exceeded their projected benefit obligations.

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Change in benefit obligations:
  Projected benefit obligation at beginning of year.........  $ 414.2    $ 370.4
  Service cost -- benefits earned during the year...........     19.3       19.0
  Interest cost.............................................     26.5       25.5
  Actuarial (gains) losses..................................    (44.4)      20.4
  Benefits paid.............................................    (22.9)     (21.1)
                                                              -------    -------
    Projected benefit obligation at end of year.............    392.7      414.2
                                                              -------    -------

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Change in plan assets:
  Fair value of plan assets at beginning of year............    441.6      395.5
  Actual return on plan assets..............................     51.9       67.2
  Benefits paid.............................................    (22.9)     (21.1)
    Fair value of plan assets at end of year................    470.6      441.6
  Funded status of the plan.................................     77.9       27.4
  Unrecognized transition obligation........................    (21.6)     (23.9)
  Unamortized prior service cost............................    (12.0)     (11.0)
  Unrecognized net actuarial gains..........................   (101.6)     (54.9)
                                                              -------    -------
    Net pension liability...................................  $ (57.3)   $ (62.4)
                                                              =======    =======

As a result of AFC's merger with Allmerica P&C in 1997, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $8.9 million and $10.3 million in 1999 and 1998, respectively, which reflects fair value, net of applicable amortization.

Determination of the projected benefit obligations was based on a weighted average discount rate of 7.75% and 6.5% in 1999 and 1998, respectively, and the assumed long-term rate of return on plan assets was 9.0% in both 1999 and 1998. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 796,462 shares and 973,262 shares of AFC Common Stock at December 31, 1999 and 1998, respectively, with a market value of $44.3 million and $56.3 million at December 31, 1999 and 1998, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 1999, 1998 and 1997, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.9 million, $5.6 million and $3.3 million in 1999, 1998 and 1997, respectively. In 1999, subsequent to the AFC corporate reorganization, approximately $1.4 million of the 401(k) expense was allocated to the distributed subsidiaries. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The plan expense in 1999, 1998 and 1997 was $3.1 million, $3.0 million and $2.8 million, respectively.

On January 1, 1998, substantially all of the defined benefit and defined contribution 401(k) plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $5.9 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

13.  OTHER POSTRETIREMENT BENEFIT PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple postretirement medical and death benefit plans to employees, agents and retirees of these affiliated Companies. The costs of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective
January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plans' funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Change in benefit obligation:
Accumulated postretirement benefit obligation at beginning
  of year...................................................  $  84.0    $  71.8
Service cost................................................      2.9        3.1
Interest cost...............................................      4.6        5.1
Actuarial (gains) losses....................................    (21.2)       7.6
Benefits paid...............................................     (3.5)      (3.6)
                                                              -------    -------
  Accumulated postretirement benefit obligation at end of
    year....................................................     66.8       84.0
                                                              -------    -------
Fair value of plan assets at end of year....................    --         --
                                                              -------    -------
Funded status of the plan...................................    (66.8)     (84.0)
Unamortized prior service cost..............................     (9.8)     (12.9)
Unrecognized net actuarial (gains) losses...................    (13.8)       7.5
                                                              -------    -------
  Accumulated postretirement benefit costs..................  $ (90.4)   $ (89.4)
                                                              =======    =======

The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Service cost................................................   $  2.9     $  3.1     $  3.0
Interest cost...............................................      4.6        5.1        4.6
Recognized net actuarial loss (gain)........................      0.1        0.1       (0.1)
Amortization of prior service cost..........................     (2.3)      (2.4)      (2.7)
                                                               ------     ------     ------
Net periodic postretirement benefit cost....................   $  5.3     $  5.9     $  4.8
                                                               ======     ======     ======

In 1999, subsequent to the AFC corporate reorganization, approximately $1.1 million of the net periodic postretirement cost was allocated to the distributed subsidiaries.

As a result of AFC's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $4.6 million and $5.4 million in 1999 and 1998, respectively, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1999, health care costs were assumed to increase 6.0% in 2000, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1999 by $4.1 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1999 by $0.6 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 1999 by $3.6 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1999 by $0.5 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.75% and 6.5% at December 31, 1999 and 1998, respectively. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 5.5% for FAFLIC agents.

On January 1, 1998, substantially all of the postretirement medical and death benefits plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $3.8 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

14.  DIVIDEND RESTRICTIONS

Massachusetts and Delaware have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC and AFLIAC, respectively.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. During 1999 and 1997, no dividends were declared by FAFLIC to AFC. During 1998, FAFLIC paid dividends of $50.0 million to AFC. As of July 1, 1999, FAFLIC's ownership of Allmerica P&C, as well as several non-insurance subsidiaries, was transferred from FAFLIC to AFC. Under an agreement with the Commissioner, any dividend from FAFLIC to AFC for years 2000 and 2001 would require the prior approval of the Commissioner and may require AFC to make additional capital contributions to FAFLIC.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding
December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 1999, 1998 or 1997. During 2000, AFLIAC could pay dividends of $34.3 million to FAFLIC without prior approval.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

15.  SEGMENT INFORMATION

The Company offers Asset Accumulation financial products and services. Prior to the AFC corporate reorganization, the Company offered financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducted business principally in three operating segments. These segments were Risk Management, Allmerica Financial Services and Allmerica Asset Management. In accordance with Statement No. 131, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

In 1999, the Company reorganized its Property and Casualty business and Corporate Risk Management Services operations within the Risk Management segment. Under the new structure, the Risk Management segment manages its business through five distribution channels identified as Hanover North, Hanover South, Citizens Midwest, Allmerica Voluntary Benefits and Allmerica Specialty. During the second quarter of 1999, the Company approved a plan to exit its group life and health business, consisting of its EBS business, its AGU business and its reinsurance pool business. Results of operations from this business, relating to both the current and the prior periods, have been segregated and reported as a component of discontinued operations in the Consolidated Statements of Income. Operating results from this business were previously reported in the Allmerica Voluntary Benefits and Allmerica Specialty distribution channels. Prior to 1999, results of the group life and health business were included in the Corporate Risk Management Services segment, while all other Risk Management business was reflected in the Property and Casualty segment.

The Risk Management segment's property and casualty business is offered primarily through the Hanover North, Hanover South and Citizens Midwest distribution channels utilizing the Company's independent agent network primarily in the Northeast, Midwest and Southeast United States, maintaining a strong regional focus. Allmerica Voluntary Benefits focuses on worksite distribution, which offers discounted property and casualty products through employer sponsored programs, and affinity group property and casualty business. Allmerica Specialty offers special niche property and casualty products in selected markets. On July 1, 1999, AFC made certain changes to its corporate structure as discussed in Note 3. As a result, FAFLIC distributed its interest in the property and casualty business after that date.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products distributed via retail channels as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities distributed to institutions. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in GICs such as the traditional GIC, synthetic GIC and other funding agreements. Funding agreements are investment contracts issued to institutional buyers, such as money market funds, corporate cash management programs and securities lending collateral programs, which typically have short maturities and periodic interest rate resets based on an index such as LIBOR. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates, and to other institutions, such as insurance companies and pension plans. As a result of the aforementioned change in the AFC corporate structure, FAFLIC distributed its ownership of certain investment advisory business as of July 1, 1999.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, Corporate Technology, Corporate Finance, Human Resources and the Legal department.

Management evaluates the results of the aforementioned segments based on a pre-tax and minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Segment revenues:
  Risk Management...........................................  $1,075.2   $2,220.8   $2,227.3
  Asset Accumulation
    Allmerica Financial Services............................     797.0      721.2      713.9
    Allmerica Asset Management..............................     144.5      121.7       91.1
                                                              --------   --------   --------
        Subtotal............................................     941.5      842.9      805.0
                                                              --------   --------   --------
  Corporate.................................................       0.4        2.3        4.7
  Intersegment revenues.....................................      (0.8)      (7.6)     (11.5)
                                                              --------   --------   --------
    Total segment revenues including Closed Block...........   2,016.3    3,058.4    3,025.5
                                                              --------   --------   --------
  Adjustment to segment revenues:
      Adjustment for Closed Block...........................     (92.1)     (98.4)    (102.6)
      Change in mortality...................................     --         --          (4.2)
      Net realized gains....................................     100.3       60.9       76.3
                                                              --------   --------   --------
  Total revenues............................................  $2,024.5   $3,020.9   $2,995.0
                                                              ========   ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       1999       1998       1997
-------------                                                     --------   --------   --------
Segment income (loss) before income taxes and minority interest:
  Risk Management.............................................    $   85.1   $  149.7   $  174.2
  Asset Accumulation
    Allmerica Financial Services..............................       207.1      169.0      134.6
    Allmerica Asset Management................................        21.3       23.7       18.4
                                                                  --------   --------   --------
        Subtotal..............................................       228.4      192.7      153.0
                                                                  --------   --------   --------
  Corporate...................................................       (38.6)     (45.2)     (44.6)
    Segment income before income taxes and minority interest...      274.9      297.2      282.6
  Adjustments to segment income:
    Net realized investment gains, net of amortization........       106.1       52.2       78.5
    Sales practice litigation expense.........................       --         (31.0)     --
    Gain from change in mortality assumptions.................       --         --          47.0
    Loss on cession of disability income business.............       --         --         (53.9)
    Restructuring costs.......................................       --          (9.0)     --
    Other items...............................................       --          (0.8)      (2.8)
                                                                  --------   --------   --------
  Income before taxes and minority interest...................    $  381.0   $  308.6   $  351.4
                                                                  ========   ========   ========

DECEMBER 31,
(IN MILLIONS)                                     1999        1998          1999           1998
-------------                                   ---------   ---------   ------------   ------------
                                                 IDENTIFIABLE ASSETS    DEFERRED ACQUISITION COSTS
Risk Management...............................  $   542.0   $ 6,216.8    $     6.0      $   167.5
Asset Accumulation
  Allmerica Financial Services................   23,410.7    19,407.3      1,213.1          993.1
  Allmerica Asset Management..................    1,381.1     1,810.9          0.4            0.6
                                                ---------   ---------    ---------      ---------
      Subtotal................................   24,791.8    21,218.2      1,213.5          993.7
  Corporate...................................     --            29.6       --             --
                                                ---------   ---------    ---------      ---------
    Total.....................................  $25,333.8   $27,464.6    $ 1,219.5      $ 1,161.2
                                                =========   =========    =========      =========

16.  LEASE COMMITMENTS

Rental expenses for operating leases, including those related to the discontinued operations of the Company, amounted to $22.2 million, $34.9 million and $33.6 million in 1999, 1998 and 1997, respectively. These expenses relate primarily to building leases of the Company. At December 31, 1999, future minimum rental payments under non-cancelable operating leases were approximately $39.9 million, payable as follows: 2000 - $14.1 million; 2001 -- $12.7 million; 2002 -- $8.1 million; 2003 -- $3.6 million, and $1.4 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 2000.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

17.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement of Financial Accounting Standards No. 113, Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated insurer (See Note 5). Prior to the AFC corporate reorganization, the Company was subject to concentration of risk with respect to this reinsurance agreement, which represented 10% or more of the Company's reinsurance business. Net premiums earned and losses and loss adjustment expenses ceded under this agreement in 1999 were $21.9 million and $35.0 million, respectively. In addition, the Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). Prior to the AFC corporate reorganization, both CAR and MCCA represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company ceded a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1999, 1998 and 1997 were $20.4 million and $21.4 million, $34.3 million and $38.1 million, and $32.3 million and $28.2 million, respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1999, 1998 and 1997 of $1.8 million and $30.6 million, $3.7 million and $18.0 million, and $9.8 million and $(0.8) million, respectively.

On June 2, 1998, the Company recorded a $124.2 million one-time reduction of its direct and ceded written premiums as a result of a return of excess surplus from MCCA. This transaction had no impact on the total net premiums recorded by the Company in 1998.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Life and accident and health insurance premiums:
  Direct....................................................  $   53.5   $   51.4   $   55.9
  Assumed...................................................       0.7        0.7        0.6
  Ceded.....................................................     (50.0)     (47.8)     (29.1)
                                                              --------   --------   --------
Net premiums................................................  $    4.2   $    4.3   $   27.4
                                                              ========   ========   ========
Property and casualty premiums written:
  Direct....................................................  $1,089.0   $1,970.4   $2,068.5
  Assumed...................................................      27.3       58.8      103.1
  Ceded.....................................................    (135.4)     (74.1)    (179.8)
                                                              --------   --------   --------
Net premiums................................................  $  980.9   $1,955.1   $1,991.8
                                                              ========   ========   ========
Property and casualty premiums earned:
  Direct....................................................  $1,047.3   $1,966.8   $2,046.1
  Assumed...................................................      30.3       64.5      102.0
  Ceded.....................................................    (127.3)     (66.1)    (195.1)
                                                              --------   --------   --------
Net premiums................................................  $  950.3   $1,965.2   $1,953.0
                                                              ========   ========   ========
Life insurance and other individual policy benefits, claims, losses and loss adjustment expenses:
  Direct....................................................  $  391.9   $  359.5   $  397.4
  Assumed...................................................       0.1        0.3        0.4
  Ceded.....................................................     (39.2)     (49.5)     (79.4)
                                                              --------   --------   --------
Net policy benefits, claims, losses and loss adjustment
  expenses..................................................  $  352.8   $  310.3   $  318.4
                                                              ========   ========   ========
Property and casualty benefits, claims, losses and loss
  adjustment expenses:
  Direct....................................................  $  805.6   $1,588.2   $1,464.9
  Assumed...................................................      25.9       62.7      101.2
  Ceded.....................................................    (128.0)    (158.2)    (120.6)
                                                              --------   --------   --------
Net policy benefits, claims, losses, and loss adjustment
  expenses..................................................  $  703.5   $1,492.7   $1,445.5
                                                              ========   ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

18.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Balance at beginning of year................................  $1,161.2   $  965.5   $  822.7
Acquisition expenses deferred...............................     419.2      638.2      614.3
Amortized to expense during the year........................    (240.9)    (449.6)    (472.6)
Adjustment for discontinued operations......................       3.4      ( 0.2)     --
Adjustment to equity during the year........................      39.3        7.3      (11.1)
Adjustment due to distribution of subsidiaries..............    (162.7)     --         --
Adjustment for cession of disability income insurance.......     --         --         (38.6)
Adjustment for revision of universal and variable universal
  life insurance mortality assumptions......................     --         --          50.8
                                                              --------   --------   --------
Balance at end of year......................................  $1,219.5   $1,161.2   $  965.5
                                                              ========   ========   ========

At October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.8 million recapitalization of deferred policy acquisition costs.

19.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $601.3 million and $568.0 million at December 31, 1999 and 1998, respectively. Accident and health claim liabilities were re-estimated for all prior years and were increased by $51.2 million and $14.6 million in 1999 and 1998, respectively. The increase in 1999 resulted from the Company's reserve strengthening primarily in the EBS and reinsurance pool business. The 1998 increase also resulted from the Company's reserve strengthening, primarily in the assumed reinsurance and stop loss only business.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Reserve for losses and LAE, beginning of the year...........  $2,597.3   $2,615.4   $2,744.1
Incurred losses and LAE, net of reinsurance recoverable:
  Provision for insured events of the current year..........     795.6    1,609.0    1,564.1
  Decrease in provision for insured events of prior years...     (96.1)    (127.2)    (127.9)
                                                              --------   --------   --------
Total incurred losses and LAE...............................     699.5    1,481.8    1,436.2
                                                              --------   --------   --------
Payments, net of reinsurance recoverable:
  Losses and LAE attributable to insured events of current
    year....................................................     342.1      871.9      775.1
  Losses and LAE attributable to insured events of prior
    years...................................................     424.2      643.0      732.1
                                                              --------   --------   --------
Total payments                                                   766.3    1,514.9    1,507.2
Change in reinsurance recoverable on unpaid losses..........      44.3       15.0      (50.2)
Distribution of subsidiaries................................  (2,574.8)     --         --
Other (1)...................................................     --         --          (7.5)
                                                              --------   --------   --------
Reserve for losses and LAE, end of year.....................  $  --      $2,597.3   $2,615.4
                                                              ========   ========   ========

(1) Includes purchase accounting adjustments.

As part of an ongoing process, the reserves have been re-estimated for all prior accident years and were decreased by $96.1 million, $127.2 million and $127.9 million in 1999, 1998 and 1997, respectively, reflecting increased favorable development on reserves for both losses and loss adjustment expenses.

Favorable development on prior years' loss reserves was $52.0 million, $58.9 million, and $87.2 million prior to the AFC corporate reorganization in 1999 and for the years ended December 31, 1998 and 1997, respectively. Favorable development on prior year's loss adjustment expense reserves was $44.1 million, $68.3 million, and $40.7 million prior to the AFC corporate reorganization in 1999 and for the years ended December 31, 1998 and 1997, respectively. The increase in favorable development 1998 is primarily attributable to claims process improvement initiatives taken by the Company. The Company has lowered claim settlement costs through increased utilization of in-house attorneys and consolidation of claim offices.

This favorable development reflects the Company's reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

Due to the nature of the business written by the Risk Management segment, the exposure to environmental liabilities is relatively small and therefore its reserves are relatively small compared to other types of liabilities. Due to the AFC corporate reorganization, the Company had no exposure for this item at December 31, 1999. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the reserve for losses and LAE, were $49.9 million and $53.1 million, net of reinsurance of $14.2 million and $15.7 million in 1998 and 1997, respectively. The Company does not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Company may be required to defend such claims. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

current law and methodologies currently available. Although these claims are not significant, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become significant. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims are adequate. In addition, the Company is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

20.  MINORITY INTEREST

As a result of the Company's divestiture of certain of its subsidiaries including its 84.5% ownership of the outstanding shares of the common stock of Allmerica P&C effective July 1, 1999, there is no minority interest reflected on the Consolidated Balance Sheets as of December 31, 1999. In prior years, the Company's interest in Allmerica P&C was represented by ownership of 70.0% and 65.8% of the outstanding shares of common stock at December 31, 1998 and 1997, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements through the period ended June 30, 1999 and for the years ended December 31, 1998 and 1997.

21.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries, including FAFLIC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, the plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, the Company and the plaintiffs entered into a settlement agreement. The court granted preliminary approval of the settlement on December 4, 1998. On May 19, 1999, the court issued an order certifying the class for settlement purposes and granting final approval of the settlement agreement. FAFLIC recognized a $31.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 issue resulted from computer programs being written using two digits rather than four to define the applicable year. Computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 issue, there can be no assurance that exposure for material contingencies will not arise.

22.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. In 1999, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position.

Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Statutory Net Income (Combined)
  Property and Casualty Companies...........................   $322.6    $  180.7   $  190.3
  Life and Health Companies.................................    239.0        86.4      191.2

Statutory Shareholder's Surplus (Combined)
  Property and Casualty Companies (See Note 3)..............   $--       $1,269.3   $1,279.6
  Life and Health Companies.................................    590.1     1,164.1    1,221.3

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Policyowners of the VEL II Account of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the VEL II Account of First Allmerica Financial Life Insurance Company at December 31, 1999, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
April 3, 2000

                                 VEL II ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

                                                                                                             SELECT
                                                 INVESTMENT         MONEY         EQUITY     GOVERNMENT    AGGRESSIVE     SELECT
                                     GROWTH     GRADE INCOME       MARKET         INDEX         BOND         GROWTH       GROWTH
                                   ----------   -------------   -------------   ----------   -----------   ----------   ----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....  $3,230,628     $ 453,814      $1,257,488     $3,981,588    $ 175,468    $4,736,907   $6,290,002
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................          --            --              --             --           --           --            --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................          --            --              --             --           --           --            --
Investment in shares of Delaware
  Group Premium Fund.............          --            --              --             --           --           --            --
                                   ----------     ---------      ----------     ----------    ---------    ----------   ----------
  Total assets...................   3,230,628       453,814       1,257,488      3,981,588      175,468    4,736,907     6,290,002
LIABILITIES:                               --            --              --             --           --           --            --
                                   ----------     ---------      ----------     ----------    ---------    ----------   ----------
  Net assets.....................  $3,230,628     $ 453,814      $1,257,488     $3,981,588    $ 175,468    $4,736,907   $6,290,002
                                   ==========     =========      ==========     ==========    =========    ==========   ==========
Net asset distribution by
  category:
  Variable life policies.........  $3,230,628     $ 453,814      $1,257,488     $3,981,588    $ 175,468    $4,736,907   $6,290,002
                                   ==========     =========      ==========     ==========    =========    ==========   ==========
Units outstanding, December 31,
  1999...........................   1,078,876       332,801         986,619      1,160,512      133,308    1,839,966     1,840,686
Net asset value per unit,
  December 31, 1999..............  $ 2.994440     $1.363620      $ 1.274543     $ 3.430889    $1.316260    $2.574454    $ 3.417205

                                     SELECT                        SELECT
                                     GROWTH      SELECT VALUE   INTERNATIONAL
                                   AND INCOME    OPPORTUNITY       EQUITY
                                   -----------   ------------   -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....  $2,005,150     $1,984,436     $2,020,998
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................          --             --             --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................          --             --             --
Investment in shares of Delaware
  Group Premium Fund.............          --             --             --
                                   ----------     ----------     ----------
  Total assets...................   2,005,150      1,984,436      2,020,998
LIABILITIES:                               --             --             --
                                   ----------     ----------     ----------
  Net assets.....................  $2,005,150     $1,984,436     $2,020,998
                                   ==========     ==========     ==========
Net asset distribution by
  category:
  Variable life policies.........  $2,005,150     $1,984,436     $2,020,998
                                   ==========     ==========     ==========
Units outstanding, December 31,
  1999...........................     762,099      1,165,617        941,497
Net asset value per unit,
  December 31, 1999..............  $ 2.631088     $ 1.702477     $ 2.146580

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1999

                                      SELECT        SELECT       SELECT                                     FIDELITY     FIDELITY
                                     CAPITAL       EMERGING    STRATEGIC    FIDELITY VIP   FIDELITY VIP       VIP          VIP
                                   APPRECIATION    MARKETS       GROWTH     HIGH INCOME    EQUITY-INCOME     GROWTH      OVERSEAS
                                   ------------   ----------   ----------   ------------   -------------   ----------   ----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....   $1,616,205    $  155,527   $    6,140    $       --     $       --     $       --   $       --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................           --            --           --     1,719,051      4,039,550      6,539,555    1,540,259
Investment in shares of T. Rowe
  Price International
  Series, Inc....................           --            --           --            --             --             --           --
Investment in shares of Delaware
  Group Premium Fund.............           --            --           --            --             --             --           --
                                    ----------    ----------   ----------    ----------     ----------     ----------   ----------
  Total assets...................    1,616,205       155,527        6,140     1,719,051      4,039,550      6,539,555    1,540,259
LIABILITIES:                                --            --           --            --             --             --           --
                                    ----------    ----------   ----------    ----------     ----------     ----------   ----------
  Net assets.....................   $1,616,205    $  155,527   $    6,140    $1,719,051     $4,039,550     $6,539,555   $1,540,259
                                    ==========    ==========   ==========    ==========     ==========     ==========   ==========
Net asset distribution by
  category:
  Variable life policies.........   $1,616,205    $  155,527   $    6,140    $1,719,051     $4,039,550     $6,539,555   $1,540,259
                                    ==========    ==========   ==========    ==========     ==========     ==========   ==========
Units outstanding, December 31,
  1999...........................      679,228        78,751        4,513     1,087,900      1,665,844      1,856,625      731,331
Net asset value per unit,
  December 31, 1999..............   $ 2.379473    $ 1.974920   $ 1.360626    $ 1.580156     $ 2.424927     $ 3.522281   $ 2.106103

                                                     T. ROWE PRICE       DGPF
                                   FIDELITY VIP II   INTERNATIONAL   INTERNATIONAL
                                    ASSET MANAGER        STOCK          EQUITY
                                   ---------------   -------------   -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....     $       --      $       --      $       --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................        868,550              --              --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................             --       6,762,903              --
Investment in shares of Delaware
  Group Premium Fund.............             --              --       1,145,492
                                      ----------      ----------      ----------
  Total assets...................        868,550       6,762,903       1,145,492
LIABILITIES:                                  --              --              --
                                      ----------      ----------      ----------
  Net assets.....................     $  868,550      $6,762,903      $1,145,492
                                      ==========      ==========      ==========
Net asset distribution by
  category:
  Variable life policies.........     $  868,550      $6,762,903      $1,145,492
                                      ==========      ==========      ==========
Units outstanding, December 31,
  1999...........................        444,601       3,634,779         637,825
Net asset value per unit,
  December 31, 1999..............     $ 1.953551      $ 1.860609      $ 1.795936

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT

                            STATEMENTS OF OPERATIONS

                                                 GROWTH                 INVESTMENT GRADE INCOME              MONEY MARKET
                                           FOR THE YEAR ENDED              FOR THE YEAR ENDED             FOR THE YEAR ENDED
                                              DECEMBER 31,                    DECEMBER 31,                   DECEMBER 31,
                                     ------------------------------   ----------------------------   ----------------------------
                                       1999       1998       1997       1999      1998      1997       1999      1998      1997
                                     --------   --------   --------   --------   -------   -------   --------   -------   -------
INVESTMENT INCOME:
  Dividends........................  $ 16,572   $ 18,776   $ 13,601   $ 32,188   $28,663   $18,772   $163,307   $95,186   $52,306
                                     --------   --------   --------   --------   -------   -------   --------   -------   -------
EXPENSES:
  Mortality and expense risk
    fees...........................    16,870     10,569      5,407      3,366     2,984     1,605     21,183    11,147     6,125
  Administrative expense fees......     3,893      2,936      1,502        777       830       446      4,889     3,096     1,701
                                     --------   --------   --------   --------   -------   -------   --------   -------   -------
    Total expenses.................    20,763     13,505      6,909      4,143     3,814     2,051     26,072    14,243     7,826
                                     --------   --------   --------   --------   -------   -------   --------   -------   -------
    Net investment income (loss)...    (4,191)     5,271      6,692     28,045    24,849    16,721    137,235    80,943    44,480
                                     --------   --------   --------   --------   -------   -------   --------   -------   -------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON
  INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............   237,199     17,705    191,234        413        --        --         --        --        --
  Net realized gain (loss) from
    sales of investments...........    61,516     12,511     10,534     (3,560)    2,137     1,016         --        --        --
                                     --------   --------   --------   --------   -------   -------   --------   -------   -------
    Net realized gain (loss).......   298,715     30,216    201,768     (3,147)    2,137     1,016         --        --        --
  Net unrealized gain (loss).......   390,796    241,984    (42,649)   (34,245)    5,494     4,203         --        --        --
                                     --------   --------   --------   --------   -------   -------   --------   -------   -------
    Net realized and unrealized
      gain (loss)..................   689,511    272,200    159,119    (37,392)    7,631     5,219         --        --        --
                                     --------   --------   --------   --------   -------   -------   --------   -------   -------
    Net increase (decrease) in net
      assets from operations.......  $685,320   $277,471   $165,811   $ (9,347)  $32,480   $21,940   $137,235   $80,943   $44,480
                                     ========   ========   ========   ========   =======   =======   ========   =======   =======

                                              EQUITY INDEX
                                           FOR THE YEAR ENDED
                                              DECEMBER 31,
                                     ------------------------------
                                       1999       1998       1997
                                     --------   --------   --------
INVESTMENT INCOME:
  Dividends........................  $ 30,446   $ 22,145   $ 10,943
                                     --------   --------   --------
EXPENSES:
  Mortality and expense risk
    fees...........................    20,866     11,321      4,839
  Administrative expense fees......     4,815      3,145      1,344
                                     --------   --------   --------
    Total expenses.................    25,681     14,466      6,183
                                     --------   --------   --------
    Net investment income (loss)...     4,765      7,679      4,760
                                     --------   --------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON
  INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............     4,851     60,046     31,998
  Net realized gain (loss) from
    sales of investments...........   113,653     52,058     12,757
                                     --------   --------   --------
    Net realized gain (loss).......   118,504    112,104     44,755
  Net unrealized gain (loss).......   467,603    335,828    138,917
                                     --------   --------   --------
    Net realized and unrealized
      gain (loss)..................   586,107    447,932    183,672
                                     --------   --------   --------
    Net increase (decrease) in net
      assets from operations.......  $590,872   $455,611   $188,432
                                     ========   ========   ========

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT

                                           GOVERNMENT BOND             SELECT AGGRESSIVE GROWTH
                                         FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                            DECEMBER 31,                     DECEMBER 31,
                                     ---------------------------   --------------------------------
                                      1999      1998      1997        1999        1998       1997
                                     -------   -------   -------   ----------   --------   --------
INVESTMENT INCOME:
  Dividends........................  $ 8,396   $ 9,107   $13,395   $       --   $     --   $     --
                                     -------   -------   -------   ----------   --------   --------
EXPENSES:
  Mortality and expense risk
    fees...........................      949     1,116     1,437       23,255     16,109      9,966
  Administrative expense fees......      219       310       400        5,366      4,475      2,768
                                     -------   -------   -------   ----------   --------   --------
    Total expenses.................    1,168     1,426     1,837       28,621     20,584     12,734
                                     -------   -------   -------   ----------   --------   --------
    Net investment income (loss)...    7,228     7,681    11,558      (28,621)   (20,584)   (12,734)
                                     -------   -------   -------   ----------   --------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON
  INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............       --        --        --           --         --    161,459
  Net realized gain (loss) from
    sales of investments...........      457     5,852     1,338       85,004     13,063     20,458
                                     -------   -------   -------   ----------   --------   --------
    Net realized gain (loss).......      457     5,852     1,338       85,004     13,063    181,917
  Net unrealized gain (loss).......   (8,093)   (2,809)    1,652    1,204,487    252,556    110,749
                                     -------   -------   -------   ----------   --------   --------
    Net realized and unrealized
      gain (loss)..................   (7,636)    3,043     2,990    1,289,491    265,619    292,666
                                     -------   -------   -------   ----------   --------   --------
    Net increase (decrease) in net
      assets from operations.......  $  (408)  $10,724   $14,548   $1,260,870   $245,035   $279,932
                                     =======   =======   =======   ==========   ========   ========

                                              SELECT GROWTH                SELECT GROWTH AND INCOME
                                            FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                               DECEMBER 31,                      DECEMBER 31,
                                     --------------------------------   ------------------------------
                                        1999        1998       1997       1999       1998       1997
                                     ----------   --------   --------   --------   --------   --------
INVESTMENT INCOME:
  Dividends........................  $    2,394   $  2,373   $  4,885   $ 18,598   $ 14,245   $  8,608
                                     ----------   --------   --------   --------   --------   --------
EXPENSES:
  Mortality and expense risk
    fees...........................      30,205     16,405      6,152     10,766      6,894      3,860
  Administrative expense fees......       6,970      4,557      1,708      2,485      1,916      1,072
                                     ----------   --------   --------   --------   --------   --------
    Total expenses.................      37,175     20,962      7,860     13,251      8,810      4,932
                                     ----------   --------   --------   --------   --------   --------
    Net investment income (loss)...     (34,781)   (18,589)    (2,975)     5,347      5,435      3,676
                                     ----------   --------   --------   --------   --------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON
  INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............     152,141     26,511     84,825    124,294      4,035     74,145
  Net realized gain (loss) from
    sales of investments...........     234,216     96,579      7,827     12,676     10,257      9,955
                                     ----------   --------   --------   --------   --------   --------
    Net realized gain (loss).......     386,357    123,090     92,652    136,970     14,292     84,100
  Net unrealized gain (loss).......     961,880    702,679    178,767    128,030    145,405     27,327
                                     ----------   --------   --------   --------   --------   --------
    Net realized and unrealized
      gain (loss)..................   1,348,237    825,769    271,419    265,000    159,697    111,427
                                     ----------   --------   --------   --------   --------   --------
    Net increase (decrease) in net
      assets from operations.......  $1,313,456   $807,180   $268,444   $270,347   $165,132   $115,103
                                     ==========   ========   ========   ========   ========   ========

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT


                                        SELECT VALUE OPPORTUNITY        SELECT INTERNATIONAL EQUITY
                                           FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                              DECEMBER 31,                      DECEMBER 31,
                                     ------------------------------   --------------------------------
                                       1999       1998       1997        1999        1998       1997
                                     ---------   -------   --------   ----------   --------   --------
INVESTMENT INCOME:
  Dividends........................  $      11   $15,182   $  6,715   $       --   $ 28,746   $ 21,935
                                     ---------   -------   --------   ----------   --------   --------
EXPENSES:
  Mortality and expense risk
    fees...........................     12,234     9,580      5,335       16,110     10,523      4,837
  Administrative expense fees......      2,823     2,661      1,482        3,718      2,923      1,343
                                     ---------   -------   --------   ----------   --------   --------
    Total expenses.................     15,057    12,241      6,817       19,828     13,446      6,180
                                     ---------   -------   --------   ----------   --------   --------
    Net investment income (loss)...    (15,046)    2,941       (102)     (19,828)    15,300     15,755
                                     ---------   -------   --------   ----------   --------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON
  INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............    108,896     5,501    161,396           --         --     30,519
  Net realized gain (loss) from
    sales of investments...........     (9,620)    3,558      9,659      963,452    488,196      7,247
                                     ---------   -------   --------   ----------   --------   --------
    Net realized gain (loss).......     99,276     9,059    171,055      963,452    488,196     37,766
  Net unrealized gain (loss).......   (182,782)   50,238     13,106      235,229    (37,376)   (30,852)
                                     ---------   -------   --------   ----------   --------   --------
    Net realized and unrealized
      gain (loss)..................    (83,506)   59,297    184,161    1,198,681    450,820      6,914
                                     ---------   -------   --------   ----------   --------   --------
    Net increase (decrease) in net
      assets from operations.......  $ (98,552)  $62,238   $184,059   $1,178,853   $466,120   $ 22,669
                                     =========   =======   ========   ==========   ========   ========

                                                                        SELECT EMERGING MARKETS
                                      SELECT CAPITAL APPRECIATION
                                           FOR THE YEAR ENDED         FOR THE YEAR      FOR THE
                                              DECEMBER 31,                ENDED         PERIOD
                                     ------------------------------   DECEMBER 31,    8/28/98* TO
                                       1999       1998       1997         1999         12/31/98
                                     --------   --------   --------   -------------   -----------
INVESTMENT INCOME:
  Dividends........................  $     --   $     --   $     --      $   194         $  7
                                     --------   --------   --------      -------         ----
EXPENSES:
  Mortality and expense risk
    fees...........................     8,599      6,409      4,815          181            8
  Administrative expense fees......     1,985      1,780      1,338           42            2
                                     --------   --------   --------      -------         ----
    Total expenses.................    10,584      8,189      6,153          223           10
                                     --------   --------   --------      -------         ----
    Net investment income (loss)...   (10,584)    (8,189)    (6,153)         (29)          (3)
                                     --------   --------   --------      -------         ----
REALIZED AND UNREALIZED GAIN (LOSS)
  ON
  INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............     2,024    181,239         --           --           --
  Net realized gain (loss) from
    sales of investments...........    25,568     63,780      9,538        3,962            6
                                     --------   --------   --------      -------         ----
    Net realized gain (loss).......    27,592    245,019      9,538        3,962            6
  Net unrealized gain (loss).......   301,462    (94,363)   124,106       17,411          636
                                     --------   --------   --------      -------         ----
    Net realized and unrealized
      gain (loss)..................   329,054    150,656    133,644       21,373          642
                                     --------   --------   --------      -------         ----
    Net increase (decrease) in net
      assets from operations.......  $318,470   $142,467   $127,491      $21,344         $639
                                     ========   ========   ========      =======         ====

* Date of initial investment

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT

                                       SELECT STRATEGIC GROWTH
                                                                      FIDELITY VIP HIGH INCOME         FIDELITY VIP EQUITY-INCOME
                                     FOR THE YEAR      FOR THE           FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                         ENDED         PERIOD               DECEMBER 31,                      DECEMBER 31,
                                     DECEMBER 31,    8/28/98* TO   -------------------------------   ------------------------------
                                         1999         12/31/98       1999       1998        1997       1999       1998       1997
                                     -------------   -----------   --------   ---------   --------   --------   --------   --------
INVESTMENT INCOME:
  Dividends........................      $ 17           $  9       $138,955   $  77,091   $ 38,428   $ 52,286   $ 34,125   $ 23,872
                                         ----           ----       --------   ---------   --------   --------   --------   --------
EXPENSES:
  Mortality and expense risk
    fees...........................        32              7         13,007       9,036      4,525     25,512     18,447     11,759
  Administrative expense fees......         7              2          3,001       2,511      1,257      5,888      5,124      3,267
                                         ----           ----       --------   ---------   --------   --------   --------   --------
    Total expenses.................        39              9         16,008      11,547      5,782     31,400     23,571     15,026
                                         ----           ----       --------   ---------   --------   --------   --------   --------
    Net investment income (loss)...       (22)            --        122,947      65,544     32,646     20,886     10,554      8,846
                                         ----           ----       --------   ---------   --------   --------   --------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON
  INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............        --             --          5,195      48,985      4,749    115,579    121,445    120,025
  Net realized gain (loss) from
    sales of investments...........        29              4        112,463      (4,754)     3,431    117,938     98,536    164,891
                                         ----           ----       --------   ---------   --------   --------   --------   --------
    Net realized gain (loss).......        29              4        117,658      44,231      8,180    233,517    219,981    284,916
  Net unrealized gain (loss).......       746            584          9,877    (111,343)    70,794    (59,321)    70,169    151,595
                                         ----           ----       --------   ---------   --------   --------   --------   --------
    Net realized and unrealized
      gain (loss)..................       775            588        127,535     (67,112)    78,974    174,196    290,150    436,511
                                         ----           ----       --------   ---------   --------   --------   --------   --------
    Net increase (decrease) in net
      assets from operations.......      $753           $588       $250,482   $  (1,568)  $111,620   $195,082   $300,704   $445,357
                                         ====           ====       ========   =========   ========   ========   ========   ========


                                            FIDELITY VIP GROWTH
                                             FOR THE YEAR ENDED
                                                DECEMBER 31,
                                     ----------------------------------
                                        1999         1998        1997
                                     ----------   ----------   --------
INVESTMENT INCOME:
  Dividends........................  $    7,036   $   12,072   $  9,562
                                     ----------   ----------   --------
EXPENSES:
  Mortality and expense risk
    fees...........................      32,316       18,473     11,865
  Administrative expense fees......       7,457        5,132      3,296
                                     ----------   ----------   --------
    Total expenses.................      39,773       23,605     15,161
                                     ----------   ----------   --------
    Net investment income (loss)...     (32,737)     (11,533)    (5,599)
                                     ----------   ----------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON
  INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............     442,407      315,781     42,797
  Net realized gain (loss) from
    sales of investments...........     211,976       27,666     39,459
                                     ----------   ----------   --------
    Net realized gain (loss).......     654,383      343,447     82,256
  Net unrealized gain (loss).......   1,009,768      669,786    294,634
                                     ----------   ----------   --------
    Net realized and unrealized
      gain (loss)..................   1,664,151    1,013,233    376,890
                                     ----------   ----------   --------
    Net increase (decrease) in net
      assets from operations.......  $1,631,414   $1,001,700   $371,291
                                     ==========   ==========   ========

* Date of initial investment

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT

                                                                           FIDELITY VIP II                 T. ROWE PRICE
                                         FIDELITY VIP OVERSEAS              ASSET MANAGER               INTERNATIONAL STOCK
                                          FOR THE YEAR ENDED             FOR THE YEAR ENDED             FOR THE YEAR ENDED
                                             DECEMBER 31,                   DECEMBER 31,                   DECEMBER 31,
                                     -----------------------------   ---------------------------   -----------------------------
                                       1999       1998      1997      1999      1998      1997       1999      1998       1997
                                     --------   --------   -------   -------   -------   -------   --------   -------   --------
INVESTMENT INCOME:
  Dividends........................  $ 15,879   $ 14,437   $ 9,519   $23,781   $17,134   $12,689   $  3,598   $ 8,096   $  4,863
                                     --------   --------   -------   -------   -------   -------   --------   -------   --------
EXPENSES:
  Mortality and expense risk
    fees...........................     9,806      6,236     4,004     5,111     3,818     2,739      8,389     4,096      2,461
  Administrative expense fees......     2,263      1,733     1,112     1,180     1,060       760      1,936     1,138        683
                                     --------   --------   -------   -------   -------   -------   --------   -------   --------
    Total expenses.................    12,069      7,969     5,116     6,291     4,878     3,499     10,325     5,234      3,144
                                     --------   --------   -------   -------   -------   -------   --------   -------   --------
    Net investment income (loss)...     3,810      6,468     4,403    17,490    12,256     9,190     (6,727)    2,862      1,719
                                     --------   --------   -------   -------   -------   -------   --------   -------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON
  INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............    25,611     42,552    37,788    30,122    51,401    31,831     11,309     2,857      6,889
  Net realized gain (loss) from
    sales of investments...........   633,821    135,177    14,898     3,046     2,347     2,956    987,896    11,569      3,203
                                     --------   --------   -------   -------   -------   -------   --------   -------   --------
    Net realized gain (loss).......   659,432    177,729    52,686    33,168    53,748    34,787    999,205    14,426     10,092
  Net unrealized gain (loss).......   102,038     (3,736)   (1,354)   27,828    16,226    33,391    (38,456)   67,894    (11,884)
                                     --------   --------   -------   -------   -------   -------   --------   -------   --------
    Net realized and unrealized
      gain (loss)..................   761,470    173,993    51,332    60,996    69,974    68,178    960,749    82,320     (1,792)
                                     --------   --------   -------   -------   -------   -------   --------   -------   --------
    Net increase (decrease) in net
      assets from operations.......  $765,280   $180,461   $55,735   $78,486   $82,230   $77,368   $954,022   $85,182   $    (73)
                                     ========   ========   =======   =======   =======   =======   ========   =======   ========


                                      DGPF INTERNATIONAL EQUITY
                                          FOR THE YEAR ENDED
                                             DECEMBER 31,
                                     ----------------------------
                                       1999      1998      1997
                                     --------   -------   -------
INVESTMENT INCOME:
  Dividends........................  $ 19,799   $23,714   $13,052
                                     --------   -------   -------
EXPENSES:
  Mortality and expense risk
    fees...........................     6,942     4,848     3,063
  Administrative expense fees......     1,602     1,347       850
                                     --------   -------   -------
    Total expenses.................     8,544     6,195     3,913
                                     --------   -------   -------
    Net investment income (loss)...    11,255    17,519     9,139
                                     --------   -------   -------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON
  INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............     1,446        --        --
  Net realized gain (loss) from
    sales of investments...........   172,455    48,280     7,136
                                     --------   -------   -------
    Net realized gain (loss).......   173,901    48,280     7,136
  Net unrealized gain (loss).......     8,616    25,042     1,321
                                     --------   -------   -------
    Net realized and unrealized
      gain (loss)..................   182,517    73,322     8,457
                                     --------   -------   -------
    Net increase (decrease) in net
      assets from operations.......  $193,772   $90,841   $17,596
                                     ========   =======   =======

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   GROWTH                     INVESTMENT GRADE INCOME
                                                 YEAR ENDED                          YEAR ENDED
                                                DECEMBER 31,                        DECEMBER 31,
                                    ------------------------------------   ------------------------------
                                       1999         1998         1997        1999       1998       1997
                                    ----------   ----------   ----------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)......................  $   (4,191)  $    5,271   $    6,692   $ 28,045   $ 24,849   $ 16,721
    Net realized gain (loss)......     298,715       30,216      201,768     (3,147)     2,137      1,016
    Net unrealized gain (loss)....     390,796      241,984      (42,649)   (34,245)     5,494      4,203
                                    ----------   ----------   ----------   --------   --------   --------
    Net increase (decrease) in net
      assets from operations......     685,320      277,471      165,811     (9,347)    32,480     21,940
                                    ----------   ----------   ----------   --------   --------   --------
  FROM POLICY TRANSACTIONS:
    Net premiums..................     668,382      549,451      474,684     68,770    106,779     78,302
    Terminations..................     (25,563)     (42,698)     (36,020)   (11,317)    (1,055)    (5,869)
    Insurance and other charges...    (232,114)    (182,014)    (112,391)   (66,317)   (62,772)   (51,397)
    Transfers between sub-accounts
      (including fixed account),
      net.........................      88,767      265,704      234,278    (50,514)    38,428    170,291
    Other transfers from (to) the
      General Account.............     (45,396)      (9,987)     (11,385)    (4,113)   (11,488)      (346)
                                    ----------   ----------   ----------   --------   --------   --------
    Net increase (decrease) in net
      assets from policy
      transactions................     454,076      580,456      549,166    (63,491)    69,892    190,981
                                    ----------   ----------   ----------   --------   --------   --------
    Net increase (decrease) in net
      assets......................   1,139,396      857,927      714,977    (72,838)   102,372    212,921
  NET ASSETS:
    Beginning of year.............   2,091,232    1,233,305      518,328    526,652    424,280    211,359
                                    ----------   ----------   ----------   --------   --------   --------
    End of year...................  $3,230,628   $2,091,232   $1,233,305   $453,814   $526,652   $424,280
                                    ==========   ==========   ==========   ========   ========   ========

                                                 MONEY MARKET                             EQUITY INDEX
                                                  YEAR ENDED                               YEAR ENDED
                                                 DECEMBER 31,                             DECEMBER 31,
                                    ---------------------------------------   ------------------------------------
                                        1999           1998         1997         1999         1998         1997
                                    -------------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)......................  $    137,235    $   80,943   $   44,480   $    4,765   $    7,679   $    4,760
    Net realized gain (loss)......            --            --           --      118,504      112,104       44,755
    Net unrealized gain (loss)....            --            --           --      467,603      335,828      138,917
                                    ------------    ----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets from operations......       137,235        80,943       44,480      590,872      455,611      188,432
                                    ------------    ----------   ----------   ----------   ----------   ----------
  FROM POLICY TRANSACTIONS:
    Net premiums..................     1,586,382     2,774,444      945,902      957,622      661,891      415,586
    Terminations..................       (11,589)      (10,957)     (15,755)     (89,361)     (27,950)     (26,880)
    Insurance and other charges...      (182,843)     (161,813)    (169,825)    (344,537)    (229,505)    (107,505)
    Transfers between sub-accounts
      (including fixed account),
      net.........................    (4,745,064)      853,393     (647,785)     414,842      463,763      421,672
    Other transfers from (to) the
      General Account.............           168      (101,110)       4,997      (54,860)     (21,011)      (9,563)
                                    ------------    ----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets from policy
      transactions................    (3,352,946)    3,353,957      117,534      883,706      847,188      693,310
                                    ------------    ----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets......................    (3,215,711)    3,434,900      162,014    1,474,578    1,302,799      881,742
  NET ASSETS:
    Beginning of year.............     4,473,199     1,038,299      876,285    2,507,010    1,204,211      322,469
                                    ------------    ----------   ----------   ----------   ----------   ----------
    End of year...................  $  1,257,488    $4,473,199   $1,038,299   $3,981,588   $2,507,010   $1,204,211
                                    ============    ==========   ==========   ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                             GOVERNMENT BOND                 SELECT AGGRESSIVE GROWTH
                                               YEAR ENDED                           YEAR ENDED
                                              DECEMBER 31,                         DECEMBER 31,
                                     -------------------------------   ------------------------------------
                                       1999       1998        1997        1999         1998         1997
                                     --------   ---------   --------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $  7,228   $   7,681   $ 11,558   $  (28,621)  $  (20,584)  $  (12,734)
    Net realized gain (loss).......       457       5,852      1,338       85,004       13,063      181,917
    Net unrealized gain (loss).....    (8,093)     (2,809)     1,652    1,204,487      252,556      110,749
                                     --------   ---------   --------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets from operations.......      (408)     10,724     14,548    1,260,870      245,035      279,932
                                     --------   ---------   --------   ----------   ----------   ----------
  FROM POLICY TRANSACTIONS:
    Net premiums...................    44,274      95,098     41,916      892,571      804,937      687,842
    Terminations...................    (1,874)       (973)    (4,908)     (97,714)     (61,580)     (38,504)
    Insurance and other charges....   (17,458)    (17,260)   (18,542)    (319,146)    (254,458)    (181,723)
    Transfers between sub-accounts
      (including fixed account),
      net..........................   (14,099)   (155,226)     6,563      (64,666)     317,596      382,030
    Other transfers from (to) the
      General Account..............    (1,115)       (883)      (252)     (43,078)     (28,614)     (19,622)
                                     --------   ---------   --------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets from policy
      transactions.................     9,728     (79,244)    24,777      367,967      777,881      830,023
                                     --------   ---------   --------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets.......................     9,320     (68,520)    39,325    1,628,837    1,022,916    1,109,955
  NET ASSETS:
    Beginning of year..............   166,148     234,668    195,343    3,108,070    2,085,154      975,199
                                     --------   ---------   --------   ----------   ----------   ----------
    End of year....................  $175,468   $ 166,148   $234,668   $4,736,907   $3,108,070   $2,085,154
                                     ========   =========   ========   ==========   ==========   ==========

                                                SELECT GROWTH                    SELECT GROWTH AND INCOME
                                                  YEAR ENDED                            YEAR ENDED
                                                 DECEMBER 31,                          DECEMBER 31,
                                     ------------------------------------   ----------------------------------
                                        1999         1998         1997         1999         1998        1997
                                     ----------   ----------   ----------   ----------   ----------   --------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $  (34,781)  $  (18,589)  $   (2,975)  $    5,347   $    5,435   $  3,676
    Net realized gain (loss).......     386,357      123,090       92,652      136,970       14,292     84,100
    Net unrealized gain (loss).....     961,880      702,679      178,767      128,030      145,405     27,327
                                     ----------   ----------   ----------   ----------   ----------   --------
    Net increase (decrease) in net
      assets from operations.......   1,313,456      807,180      268,444      270,347      165,132    115,103
                                     ----------   ----------   ----------   ----------   ----------   --------
  FROM POLICY TRANSACTIONS:
    Net premiums...................   1,228,991      999,953      506,794      360,238      350,473    290,841
    Terminations...................     (48,035)     (35,723)     (44,279)     (10,043)     (10,503)   (12,453)
    Insurance and other charges....    (415,890)    (283,484)    (115,457)    (121,643)     (91,077)   (61,404)
    Transfers between sub-accounts
      (including fixed account),
      net..........................     513,102      626,504      665,618      155,186       92,433    175,800
    Other transfers from (to) the
      General Account..............     (84,537)     (30,548)     (20,719)     (28,247)     (12,707)    (5,877)
                                     ----------   ----------   ----------   ----------   ----------   --------
    Net increase (decrease) in net
      assets from policy
      transactions.................   1,193,631    1,276,702      991,957      355,491      328,619    386,907
                                     ----------   ----------   ----------   ----------   ----------   --------
    Net increase (decrease) in net
      assets.......................   2,507,087    2,083,882    1,260,401      625,838      493,751    502,010
  NET ASSETS:
    Beginning of year..............   3,782,915    1,699,033      438,632    1,379,312      885,561    383,551
                                     ----------   ----------   ----------   ----------   ----------   --------
    End of year....................  $6,290,002   $3,782,915   $1,699,033   $2,005,150   $1,379,312   $885,561
                                     ==========   ==========   ==========   ==========   ==========   ========

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                           SELECT VALUE OPPORTUNITY            SELECT INTERNATIONAL EQUITY
                                                  YEAR ENDED                            YEAR ENDED
                                                 DECEMBER 31,                          DECEMBER 31,
                                     ------------------------------------   ----------------------------------
                                        1999         1998         1997         1999         1998        1997
                                     ----------   ----------   ----------   ----------   ----------   --------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $  (15,046)  $    2,941   $     (102)  $  (19,828)  $   15,300   $ 15,755
    Net realized gain (loss).......      99,276        9,059      171,055      963,452      488,196     37,766
    Net unrealized gain (loss).....    (182,782)      50,238       13,106      235,229      (37,376)   (30,852)
                                     ----------   ----------   ----------   ----------   ----------   --------
    Net increase (decrease) in net
      assets from operations.......     (98,552)      62,238      184,059    1,178,853      466,120     22,669
                                     ----------   ----------   ----------   ----------   ----------   --------
  FROM POLICY TRANSACTIONS:
    Net premiums...................     529,885      489,905      346,332      351,678      595,682    338,808
    Terminations...................     (35,782)     (29,370)     (23,992)     (28,047)      (9,553)   (15,339)
    Insurance and other charges....    (180,869)    (158,840)     (95,362)    (150,232)    (127,924)   (89,278)
    Transfers between sub-accounts
      (including fixed account),
      net..........................      (7,256)     237,371      329,770     (722,028)    (658,418)   268,785
    Other transfers from (to) the
      General Account..............     (29,927)     (23,983)     (14,737)      39,190      113,773    (23,143)
                                     ----------   ----------   ----------   ----------   ----------   --------
    Net increase (decrease) in net
      assets from policy
      transactions.................     276,051      515,083      542,011     (509,439)     (86,440)   479,833
                                     ----------   ----------   ----------   ----------   ----------   --------
    Net increase (decrease) in net
      assets.......................     177,499      577,321      726,070      669,414      379,680    502,502
  NET ASSETS:
    Beginning of year..............   1,806,937    1,229,616      503,546    1,351,584      971,904    469,402
                                     ----------   ----------   ----------   ----------   ----------   --------
    End of year....................  $1,984,436   $1,806,937   $1,229,616   $2,020,998   $1,351,584   $971,904
                                     ==========   ==========   ==========   ==========   ==========   ========

                                        SELECT CAPITAL APPRECIATION          SELECT EMERGING MARKETS
                                                 YEAR ENDED
                                                DECEMBER 31,               YEAR ENDED        PERIOD
                                     ----------------------------------   DECEMBER 31,    FROM 8/28/98*
                                        1999         1998        1997         1999         TO 12/31/98
                                     ----------   ----------   --------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $  (10,584)  $   (8,189)  $ (6,153)    $    (29)        $   (3)
    Net realized gain (loss).......      27,592      245,019      9,538        3,962              6
    Net unrealized gain (loss).....     301,462      (94,363)   124,106       17,411            636
                                     ----------   ----------   --------     --------         ------
    Net increase (decrease) in net
      assets from operations.......     318,470      142,467    127,491       21,344            639
                                     ----------   ----------   --------     --------         ------
  FROM POLICY TRANSACTIONS:
    Net premiums...................     248,326      238,989    248,779       30,379          3,450
    Terminations...................     (51,705)      (7,801)   (24,135)          --             --
    Insurance and other charges....     (94,545)     (81,888)   (72,669)      (2,137)           (51)
    Transfers between sub-accounts
      (including fixed account),
      net..........................       7,058      (54,554)   202,285      104,394             --
    Other transfers from (to) the
      General Account..............      (8,685)     (14,064)    (5,257)      (2,491)            --
                                     ----------   ----------   --------     --------         ------
    Net increase (decrease) in net
      assets from policy
      transactions.................     100,449       80,682    349,003      130,145          3,399
                                     ----------   ----------   --------     --------         ------
    Net increase (decrease) in net
      assets.......................     418,919      223,149    476,494      151,489          4,038
  NET ASSETS:
    Beginning of year..............   1,197,286      974,137    497,643        4,038             --
                                     ----------   ----------   --------     --------         ------
    End of year....................  $1,616,205   $1,197,286   $974,137     $155,527         $4,038
                                     ==========   ==========   ========     ========         ======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                        SELECT STRATEGIC GROWTH           FIDELITY VIP HIGH INCOME
                                                                                 YEAR ENDED
                                      YEAR ENDED        PERIOD                  DECEMBER 31,
                                     DECEMBER 31,    FROM 8/28/98*   -----------------------------------
                                         1999         TO 12/31/98       1999         1998        1997
                                     -------------   -------------   ----------   ----------   ---------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...     $  (22)         $   --       $  122,947   $   65,544   $  32,646
    Net realized gain (loss).......         29               4          117,658       44,231       8,180
    Net unrealized gain (loss).....        746             584            9,877     (111,343)     70,794
                                        ------          ------       ----------   ----------   ---------
    Net increase (decrease) in net
      assets from operations.......        753             588          250,482       (1,568)    111,620
                                        ------          ------       ----------   ----------   ---------
  FROM POLICY TRANSACTIONS:
    Net premiums...................      1,543           3,450          427,596    1,273,594     342,979
    Terminations...................         --              --          (47,662)     (22,374)    (13,891)
    Insurance and other charges....       (144)            (50)        (160,278)    (152,456)   (100,015)
    Transfers between sub-accounts
      (including fixed account),
      net..........................         --              --         (174,420)    (547,761)    148,582
    Other transfers from (to) the
      General Account..............         --              --          (84,991)     (13,118)     (6,135)
                                        ------          ------       ----------   ----------   ---------
    Net increase (decrease) in net
      assets from policy
      transactions.................      1,399           3,400          (39,755)     537,885     371,520
                                        ------          ------       ----------   ----------   ---------
    Net increase (decrease) in net
      assets.......................      2,152           3,988          210,727      536,317     483,140
  NET ASSETS:
    Beginning of year..............      3,988              --        1,508,324      972,007     488,867
                                        ------          ------       ----------   ----------   ---------
    End of year....................     $6,140          $3,988       $1,719,051   $1,508,324   $ 972,007
                                        ======          ======       ==========   ==========   =========

                                          FIDELITY VIP EQUITY-INCOME                FIDELITY VIP GROWTH
                                                  YEAR ENDED                             YEAR ENDED
                                                 DECEMBER 31,                           DECEMBER 31,
                                     ------------------------------------   ------------------------------------
                                        1999         1998         1997         1999         1998         1997
                                     ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $   20,886   $   10,554   $    8,846   $  (32,737)  $  (11,533)  $   (5,599)
    Net realized gain (loss).......     233,517      219,981      284,916      654,383      343,447       82,256
    Net unrealized gain (loss).....     (59,321)      70,169      151,595    1,009,768      669,786      294,634
                                     ----------   ----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets from operations.......     195,082      300,704      445,357    1,631,414    1,001,700      371,291
                                     ----------   ----------   ----------   ----------   ----------   ----------
  FROM POLICY TRANSACTIONS:
    Net premiums...................     783,575      839,036      606,490    1,259,362      821,750      713,592
    Terminations...................     (73,176)     (51,214)     (47,786)    (135,241)     (80,012)     (42,813)
    Insurance and other charges....    (281,075)    (237,721)    (175,469)    (441,948)    (328,094)    (245,583)
    Transfers between sub-accounts
      (including fixed account),
      net..........................     (55,541)     355,362      193,035      486,631      185,430      131,964
    Other transfers from (to) the
      General Account..............     (71,708)     (32,653)     (25,739)    (104,844)     (46,146)     (21,930)
                                     ----------   ----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets from policy
      transactions.................     302,075      872,810      550,531    1,063,960      552,928      535,230
                                     ----------   ----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in net
      assets.......................     497,157    1,173,514      995,888    2,695,374    1,554,628      906,521
  NET ASSETS:
    Beginning of year..............   3,542,393    2,368,879    1,372,991    3,844,181    2,289,553    1,383,032
                                     ----------   ----------   ----------   ----------   ----------   ----------
    End of year....................  $4,039,550   $3,542,393   $2,368,879   $6,539,555   $3,844,181   $2,289,553
                                     ==========   ==========   ==========   ==========   ==========   ==========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              FIDELITY VIP II ASSET
                                           FIDELITY VIP OVERSEAS                     MANAGER
                                                 YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31,                       DECEMBER 31,
                                     ----------------------------------   ------------------------------
                                        1999         1998        1997       1999       1998       1997
                                     ----------   ----------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $    3,810   $    6,468   $  4,403   $ 17,490   $ 12,256   $  9,190
    Net realized gain (loss).......     659,432      177,729     52,686     33,168     53,748     34,787
    Net unrealized gain (loss).....     102,038       (3,736)    (1,354)    27,828     16,226     33,391
                                     ----------   ----------   --------   --------   --------   --------
    Net increase (decrease) in net
      assets from operations.......     765,280      180,461     55,735     78,486     82,230     77,368
                                     ----------   ----------   --------   --------   --------   --------
  FROM POLICY TRANSACTIONS:
    Net premiums...................     194,570      210,720    181,454    116,710    114,823     73,468
    Terminations...................     (28,624)     (29,913)   (11,455)    (7,765)    (7,027)    (4,575)
    Insurance and other charges....     (74,580)     (69,205)   (54,192)   (44,460)   (33,662)   (26,113)
    Transfers between sub-accounts
      (including fixed account),
      net..........................    (305,825)      18,736      6,860     12,811     42,695     36,340
    Other transfers from (to) the
      General Account..............     (27,958)        (519)    (8,933)    (2,041)    (1,304)    (1,692)
                                     ----------   ----------   --------   --------   --------   --------
    Net increase (decrease) in net
      assets from policy
      transactions.................    (242,417)     129,819    113,734     75,255    115,525     77,428
                                     ----------   ----------   --------   --------   --------   --------
    Net increase (decrease) in net
      assets.......................     522,863      310,280    169,469    153,741    197,755    154,796
  NET ASSETS:
    Beginning of year..............   1,017,396      707,116    537,647    714,809    517,054    362,258
                                     ----------   ----------   --------   --------   --------   --------
    End of year....................  $1,540,259   $1,017,396   $707,116   $868,550   $714,809   $517,054
                                     ==========   ==========   ========   ========   ========   ========

                                       T. ROWE PRICE INTERNATIONAL
                                                  STOCK                    DGPF INTERNATIONAL EQUITY
                                                YEAR ENDED                         YEAR ENDED
                                               DECEMBER 31,                       DECEMBER 31,
                                     --------------------------------   --------------------------------
                                        1999        1998       1997        1999        1998       1997
                                     ----------   --------   --------   ----------   --------   --------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $   (6,727)  $  2,862   $  1,719   $   11,255   $ 17,519   $  9,139
    Net realized gain (loss).......     999,205     14,426     10,092      173,901     48,280      7,136
    Net unrealized gain (loss).....     (38,456)    67,894    (11,884)       8,616     25,042      1,321
                                     ----------   --------   --------   ----------   --------   --------
    Net increase (decrease) in net
      assets from operations.......     954,022     85,182        (73)     193,772     90,841     17,596
                                     ----------   --------   --------   ----------   --------   --------
  FROM POLICY TRANSACTIONS:
    Net premiums...................     155,125    192,610    203,466      287,642    262,485    198,749
    Terminations...................      (5,354)    (3,675)   (11,363)     (16,279)   (11,489)    (6,206)
    Insurance and other charges....     (50,390)   (44,942)   (33,225)    (105,243)   (84,368)   (43,358)
    Transfers between sub-accounts
      (including fixed account),
      net..........................   5,015,973    (45,846)   142,072      (95,790)    85,183     77,143
    Other transfers from (to) the
      General Account..............     (10,762)    (8,596)    (6,101)     (20,065)   (16,708)   (14,189)
                                     ----------   --------   --------   ----------   --------   --------
    Net increase (decrease) in net
      assets from policy
      transactions.................   5,104,592     89,551    294,849       50,265    235,103    212,139
                                     ----------   --------   --------   ----------   --------   --------
    Net increase (decrease) in net
      assets.......................   6,058,614    174,733    294,776      244,037    325,944    229,735
  NET ASSETS:
    Beginning of year..............     704,289    529,556    234,780      901,455    575,511    345,776
                                     ----------   --------   --------   ----------   --------   --------
    End of year....................  $6,762,903   $704,289   $529,556   $1,145,492   $901,455   $575,511
                                     ==========   ========   ========   ==========   ========   ========

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The VEL II Account (VEL II) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on April 1, 1994 for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of VEL II are clearly identified and distinguished from the other assets and liabilities of the Company. VEL II cannot be charged with liabilities arising out of any other business of the Company.

    VEL II is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VEL II currently offers twenty Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), an indirect wholly-owned subsidiary of the Company; or of the Variable Insurance Products Fund (Fidelity
VIP) or the Variable Insurance Products Fund II (Fidelity VIP II) managed by Fidelity Management & Research Company (FMR); or of T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund (DGPF) managed by Delaware International Advisers, Ltd.. The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, and DGPF (the Funds) are open-end, diversified, management investment companies registered under the 1940 Act.

    Effective May 1, 2000, AIT Investment Grade Income Fund will be renamed Select Investment Grade Income Fund and AIT Growth Fund will be renamed Core Equity Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of VEL II. Therefore, no provision for income taxes has been charged against VEL II.

                                 VEL II ACCOUNT

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1999 were as follows:

                                                               PORTFOLIO INFORMATION
                                                        -----------------------------------
                                                                                  NET ASSET
                                                        NUMBER OF    AGGREGATE      VALUE
INVESTMENT PORTFOLIO                                      SHARES        COST      PER SHARE
--------------------                                    ----------   ----------   ---------
Growth................................................    975,726    $2,621,199    $ 3.311
Investment Grade Income...............................    431,793       476,191      1.051
Money Market..........................................  1,257,488     1,257,488      1.000
Equity Index..........................................    980,687     3,001,397      4.060
Government Bond.......................................    173,558       181,191      1.011
Select Aggressive Growth..............................  1,388,715     3,078,110      3.411
Select Growth.........................................  2,062,972     4,456,093      3.049
Select Growth and Income..............................  1,037,325     1,674,048      1.933
Select Value Opportunity..............................  1,304,692     2,059,820      1.521
Select International Equity...........................    995,075     1,793,625      2.031
Select Capital Appreciation...........................    787,241     1,266,515      2.053
Select Emerging Markets...............................    120,377       137,480      1.292
Select Strategic Growth...............................      5,453         4,810      1.126
Fidelity VIP High Income..............................    151,994     1,708,762     11.310
Fidelity VIP Equity-Income............................    157,120     3,692,567     25.710
Fidelity VIP Growth...................................    119,053     4,465,972     54.930
Fidelity VIP Overseas.................................     56,132     1,386,783     27.440
Fidelity VIP II Asset Manager.........................     46,521       740,925     18.670
T. Rowe Price International Stock.....................    355,195     6,731,382     19.040
DGPF International Equity.............................     61,486     1,063,515     18.630

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of 0.65% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The mortality and expense risk charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed
 .90% per annum. The Company also charges each Sub-Account 0.15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted in the daily computation of unit values and are paid to the Company on a daily basis.

                                 VEL II ACCOUNT

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

    Allmerica Investments, Inc., (Allmerica Investments), an indirect wholly-owned subsidiary of the Company , is the principal underwriter and general distributor of VEL II, and does not receive any compensation for sales of VEL II policies. Commissions are paid to registered representatives of Allmerica Investments and of certain independent broker-dealers by the Company. As the current series of policies have a surrender charge, no deduction is made for sales charges at the time of the sale.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VEL II satisfies the current requirements of the regulations, and it intends that VEL II will continue to meet such requirements.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by VEL II during the year ended December 31, 1999 were as follows:

INVESTMENT PORTFOLIO                                           PURCHASES        SALES
--------------------                                          ------------   ------------
Growth......................................................  $  1,119,066   $    431,982
Investment Grade Income.....................................        99,897        134,930
Money Market................................................   222,002,261    225,217,972
Equity Index................................................     1,481,959        588,637
Government Bond.............................................        92,365         75,409
Select Aggressive Growth....................................       773,896        434,550
Select Growth...............................................     2,384,404      1,073,413
Select Growth and Income....................................       569,130         83,998
Select Value Opportunity....................................       641,802        271,901
Select International Equity.................................   115,768,568    116,297,835
Select Capital Appreciation.................................       621,254        529,365
Select Emerging Markets.....................................       158,295         28,179
Select Strategic Growth.....................................         1,558            181
Fidelity VIP High Income....................................    72,227,693     72,139,306
Fidelity VIP Equity-Income..................................     1,545,076      1,106,536
Fidelity VIP Growth.........................................     2,413,935        940,305
Fidelity VIP Overseas.......................................    37,789,720     38,002,716
Fidelity VIP II Asset Manager...............................       154,423         31,556
T. Rowe Price International Stock...........................    64,460,623     59,351,449
DGPF International Equity...................................     8,146,808      8,083,842
                                                              ------------   ------------
  Totals....................................................  $532,452,733   $524,824,062
                                                              ============   ============

                                 VEL II ACCOUNT

NOTE 7 -- PLAN OF SUBSTITUTION FOR PORTFOLIO OF THE TRUST

    An application has been filed with the Securities and Exchange Commission
(SEC) seeking an order approving the substitution of shares of the Select Investment Grade Income Fund (SIGIF) for all of the shares of the Select Income Fund (SIF). To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. The effect of the substitution will be to replace SIF shares with SIGIF shares. The substitution is planned to be effective on or about July 1, 2000.

PART II

UNDERTAKINGS AND REPRESENTATIONS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

To the fullest extent permissible under Massachusetts General Laws, no director shall be personally liable to the Company or any policy holder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provisions of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director;

1. for any breach of the director's duty of loyalty to the Company or its policy holders;

2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

3. for liability, if any, imposed on directors of mutual insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c. 156B Section 62;

4. for any transactions from which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM.

The Company and its registered separate accounts which fund annuity contracts issued in connection with Section 403(b) plans have relied (a) on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code
Section 403(b)(11). The variable life insurance Policies issued by the Registrant may be issued in connection with Section 403(b) plans ("Plans"), and would be subject to the same restrictions on redeemability which are applicable to annuity contracts issued to such Plans. While the Company and the Registrant are relying on the exemptions provided by Rule 6e-3(T) in connection with the issuance of the Policies in connection with the Plans, the Company and the Registrant represent that they will take the following steps in connection with the issuance of the Policies to Section 403(b) plans:

1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

4. A signed statement acknowledging the participant's understanding of (i) the restrictions on redemption imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement amendment comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consisting of 76 pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
Representations Concerning Withdrawal Restrictions on Section 403(b) Plans and under the Texas Optional Retirement Program.
The signatures.

Written consents of the following persons:

     1.  Actuarial Consent
     2.  Opinion of Counsel
     3.  Consent of Independent Accountants

The following exhibits:

      1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

            (1) Certified copy of Resolutions of the Board of Directors of the Company of January 21, 1993 establishing the VEL II Account was previously filed on April 16, 1998 in Post-Effective Amendment No. 7, and is incorporated by reference herein.

            (2)         Not Applicable.

            (3)   (a)   Underwriting and Administrative Services Agreement
                        between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective
                        Amendment No. 7, and is incorporated by reference herein.

                  (b) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 7, and is incorporated by reference herein.

                  (c) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 7, and is incorporated by reference herein.

                  (d) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 7, and is incorporated by reference herein.

                  (e) Career Agent Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 7, and is incorporated by reference herein.

            (4)         Not Applicable.

            (5) The Policy and initial Policy endorsements were previously filed on April 16, 1998 in Post-Effective Amendment No. 7, and are incorporated by reference herein. The following endorsements were previously filed in Post-Effective Amendment No. 8 of Registration Statement No. 33-57792 on February 27, 1997, and are incorporated by reference herein:

                        X     Paid up Life Insurance Option Endorsement
                        X     Preferred Loan Endorsement
                        X     403(b) Life Insurance Policy Endorsement

                        The Guaranteed Death Benefit Rider was previously filed on April 16, 1998 in Post-Effective Amendment No. 7, and is incorporated by reference herein.

            (6) Restated Articles of Incorporation and Bylaws of the Company were previously filed on October 16, 1995 in Post-Effective Amendment No. 3, and are incorporated by reference herein.

            (7)   Not Applicable.

            (8)   (a)   Participation Agreement between the Company and
                        Allmerica Investment Trust dated March 22, 2000 is filed herewith.

                  (b) Amendment dated March 29, 2000 and Amendment dated November 13, 1998 to the Variable Insurance Products Fund Participation Agreement is filed herewith. Participation Agreement with Variable Insurance Products Fund, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12, and is incorporated by reference herein.

                  (c) Amendment dated March 29, 2000 and Amendment dated October 4, 1999 to the Variable Insurance Products
                        Fund II Participation Agreement is filed herewith. Participation Agreement with Variable Insurance Products Fund II, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12, and is incorporated by reference herein.

                  (d) Form of Amendment to the Delaware Group Premium Fund Participation Agreement is filed herewith. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

                  (e) Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 7, and is incorporated by reference herein.

                  (f) Fidelity Service Agreement was previously filed on April 30, 1996 in Post-Effective

                        Amendment No. 6 (Registration Statement No. 33-57792), and is incorporated by reference herein.

                  (g) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 9 (Registration Statement No. 33-57792), and is incorporated by reference herein.

                  (h) Fidelity Service Contract, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 9 (Registration Statement No. 33-57792), and is incorporated by reference herein.

                  (i) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 7, and is incorporated by reference herein.

            (9)   (a)   BFDS Agreements for lockbox and mailroom services were
                        previously filed on April 16, 1998 in Post-Effective
                        Amendment No. 7, and are incorporated by reference herein.

                  (b)   Directors' Power of Attorney is filed herewith.

            (10) Applications were previously filed on April 16, 1998 in Post-Effective Amendment No. 7, and are incorporated by reference herein.

      2.    The Policy and Policy riders are as set forth in Item 1(5) above.

      3.    Opinion of Counsel is filed herewith.

      4.    Not Applicable.

      5.    Not Applicable.

      6.    Actuarial Consent is filed herewith.

      7. Procedures Memorandum dated October, 1993 pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act, which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B), was previously filed on April 16, 1998 in Post-Effective Amendment No. 7, and is incorporated by reference herein.

      8.    Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 3rd day of April, 2000.

                                 VEL II ACCOUNT
               OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                              By: /s/ Mary Eldridge
                                  -----------------
                              Mary Eldridge, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                          Title                                                    Date
----------                          -----                                                    ----
/s/ Warren E. Barnes                Vice President and Corporate Controller                  April 3, 2000
----------------------------
Warren E. Barnes

Edward J. Parry*                    Director, Vice President and Chief Financial Officer
----------------------------

Richard M. Reilly*                  Director and Vice President
----------------------------

John F. O'Brien*                    Director, President  and Chief Executive Officer
----------------------------

Bruce C. Anderson*                  Director and Vice President
----------------------------

Mark R. Colborn*                    Director and Vice President
----------------------------

John P. Kavanaugh*                  Director, Vice President and Chief Investment Officer
----------------------------

J. Kendall Huber*                   Director, Vice President and General Counsel
----------------------------

J. Barry May*                       Director
----------------------------

James R. McAuliffe*                 Director
----------------------------

Robert P. Restrepo, Jr.*            Director and Vice President
----------------------------

Eric A. Simonsen*                   Director and Vice President
----------------------------

* Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 2, 2000 duly executed by such persons.

/s/ Sheila B. St. Hilaire
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(33-71056)

                             FORM S-6 EXHIBIT TABLE

Exhibit 1(8)(a) Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000

Exhibit 1(8)(b) Amendment dated March 29, 2000 and Amendment dated November 13, 1998 to the Variable Insurance Products Fund Participation Agreement

Exhibit 1(8)(c) Amendment dated March 29, 2000 and Amendment dated October 4, 1999 to the Variable Insurance Products Fund II Participation Agreement

Exhibit 1(8)(d) Form of Amendment to the Delaware Group Premium Fund Participation Agreement

Exhibit 1(9)(b)       Directors' Power of Attorney

Exhibit 3             Opinion of Counsel

Exhibit 6             Actuarial Consent

Exhibit 8             Consent of Independent Accountants